                           CONSTRUCTION LOAN AGREEMENT


                            Dated: December 17, 1996


                                      Among


            CENTRAL CPVC CORPORATION, CENTRAL SPRINKLER CORPORATION,
             CENTRAL SPRINKLER COMPANY, CENTRAL CASTINGS CORPORATION

                                       and

                              CORESTATES BANK, N.A.

                                TABLE OF CONTENTS

Section                                                                    Page


         SECTION 1.  DEFINITIONS...........................................  1
                  1.1      General Provisions..............................  1
                  1.2      Defined Terms...................................  1

         SECTION 2.  LOAN.................................................. 11
                  2.1      Loan Advances................................... 11
                  2.2      Disbursement Requests; Disbursement
                                   Schedule, Etc........................... 11
                  2.3      Loan Advances................................... 12
                  2.4      Note............................................ 12
                  2.5      Loan Account.................................... 12
                  2.6      Computation of Interest......................... 12
                  2.7      Payments........................................ 13
                  2.8      Late Payment Charges............................ 13
                  2.9      Voluntary Payments.............................. 13
                  2.10     Default Rate.................................... 13
                  2.11     Yield Protection; Capital Adequacy.............. 13
                  2.12     Additional Security............................. 14
                  2.13     Joinder by Future Subsidiaries.................. 14

         SECTION 3.  REPRESENTATIONS AND WARRANTIES........................ 14
                  3.1      Organization; Qualification; Subsidiaries....... 14
                  3.2      Power and Authority............................. 15
                  3.3      Enforceability.................................. 15
                  3.4      Conflict with Other Instruments................. 15
                  3.5      Litigation...................................... 15
                  3.6      Title to Assets................................. 15
                  3.7      Licenses; Intellectual Property................. 15
                  3.8      Default......................................... 16
                  3.9      Taxes........................................... 16
                  3.10     Financial Condition............................. 16
                  3.11     ERISA........................................... 16
                  3.12     Regulation U.................................... 17
                  3.13     No Notices; No Violations....................... 17
                  3.14     Labor........................................... 17
                  3.15     Group Health Plans.............................. 17
                  3.16     Transactions with Affiliates.................... 17
                  3.17     Fictitious Names................................ 18
                  3.18     Environmental Matters........................... 18
                  3.19     Broker's Commissions............................ 18
                  3.20     Zoning.......................................... 18
                  3.21     Compliance Matters.............................. 18
                  3.22     Documents....................................... 18
                  3.23     No Eminent Domain............................... 18
                  3.24     No Casualty Damage.............................. 18
                  3.25     Access.......................................... 18
                  3.26     Utilities....................................... 18
                  3.27     Flood Areas; Filled Land........................ 19
                  3.28     Bonds; Application.............................. 19
                  3.29     Equipment Schedule.............................. 19
                  3.30     No Omissions.................................... 19

         SECTION 4.  CONDITIONS ........................................... 19
                  4.1      Initial Loan Advances........................... 19
                  4.2      Periodic Disbursements of Loan Advances......... 22
                  4.3      Disbursement of Final Payment to Contractor..... 23

         SECTION 5.  AFFIRMATIVE COVENANTS................................. 24
                  5.1      Financial Statements; Reports................... 24
                  5.2      Liabilities..................................... 25
                  5.3      ERISA........................................... 25



                                       (1)

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                  5.4      Notices......................................... 25
                  5.5      Environmental Matters; Compliance with Laws..... 26
                  5.6      Existence; Properties........................... 28
                  5.7      Insurance....................................... 28
                  5.8      Books and Records............................... 28
                  5.9      Location of Business............................ 29
                  5.10     Financial Covenants............................. 29
                  5.11     Group Health Plans.............................. 29
                  5.12     Location of Collateral.......................... 29
                  5.13     Deposit Accounts................................ 29
                  5.14     Mechanic's Liens................................ 29
                  5.15     Workmanship..................................... 30
                  5.16     Compliance with Law............................. 30
                  5.17     Materials Annexed............................... 30
                  5.18     Title to Materials.............................. 30
                  5.19     Trust Fund...................................... 30
                  5.20     Additional Information.......................... 30
                  5.21     Construction Contract........................... 30
                  5.22     Plans and Specifications; Change Orders......... 31
                  5.23     Budget.......................................... 31
                  5.24     Construction; Installation...................... 31
                  5.25     Additional Equity Contribution.................. 31
                  5.26     Construction Period............................. 31
                  5.27     Inspections..................................... 31
                  5.28     Release of Liens................................ 32
                  5.29     Additional Covenants of the Companies........... 32
                  5.30     Taxes and Claims................................ 32
                  5.31     Expenses........................................ 32
                  5.32     Updated Survey.................................. 32
                  5.33     Utilities....................................... 32
                  5.34     Assignment of Labor/Material Bond............... 32

         SECTION 6.  NEGATIVE COVENANTS.................................... 33
                  6.1      Debt............................................ 33
                  6.2      Liens........................................... 33
                  6.3      Disposition of Assets........................... 34
                  6.4      Disposition of Accounts......................... 34
                  6.5      Sales and Lease-Backs........................... 34
                  6.6      Contingent Liabilities.......................... 34
                  6.7      Continuance of Business......................... 34
                  6.8      Voluntary Prepayments; Modification of
                                Certain Debt Instruments................... 34
                  6.9      Removal and Protection of Property.............. 34
                  6.10     Transactions with Affiliates.................... 34
                  6.11     Handling of Hazardous Substances................ 35
                  6.12     Use of Proceeds................................. 35
                  6.13     Satisfactory Management......................... 35

         SECTION 7.  EVENTS OF DEFAULT, REMEDIES........................... 35
                  7.1      Events of Default............................... 35
                  7.2      Termination; Acceleration....................... 38
                  7.3      Possession...................................... 38
                  7.4      Set-Off......................................... 39
                  7.5      No Marshalling.................................. 39
                  7.6      Site Assessments; Appraisals.................... 39
                  7.7      Additional Remedies............................. 39

         SECTION 8.  MISCELLANEOUS......................................... 40
                  8.1      No Third Party Beneficiaries.................... 40
                  8.2      No Lender Warranties............................ 40
                  8.3      Survival of Representations and Warranties...... 40
                  8.4      Participations.................................. 40
                  8.5      Miscellaneous................................... 40
                  8.6      Notices......................................... 40
                  8.7      Conflicts Between Instruments................... 41



                                       (2)

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                  8.8      Indemnity....................................... 41
                  8.9      Entire Agreement................................ 42
                  8.10     Subsidiaries; Successors........................ 42
                  8.11     Governing Law................................... 42
                  8.12     Severability.................................... 42
                  8.13     Headings........................................ 42
                  8.14     Waiver of Trial by Jury; Jurisdiction........... 42
                  8.15     Release......................................... 43
                  8.16     Performance by Lender........................... 43
                  8.17     Cross-Default................................... 43




                                       (3)

                           CONSTRUCTION LOAN AGREEMENT

                  THIS CONSTRUCTION LOAN AGREEMENT made and entered into this 17th day of December, 1996, by and among CENTRAL CPVC CORPORATION, a an Alabama corporation, CENTRAL SPRINKLER CORPORATION, a Pennsylvania corporation, CENTRAL SPRINKLER COMPANY, a Pennsylvania corporation, CENTRAL CASTINGS CORPORATION, an Alabama corporation, and CORESTATES BANK, N.A., a national banking association.

                  SECTION 1.  DEFINITIONS.

                  1.1 General Provisions. Unless expressly provided otherwise in this Agreement or in the Loan Documents, or unless the context requires otherwise:

                            (a) all accounting terms used in this Agreement and
in the Loan Documents shall have the meanings given to them in accordance with GAAP;

                            (b) all terms used herein and in the Loan Documents
that are defined in the Pennsylvania Uniform Commercial Code, as amended from time to time, shall have the meanings set forth therein;

                            (c) all capitalized terms defined in this Agreement
shall have the defined meanings when used in the Loan Documents and in any other documents made or delivered pursuant to this Agreement;

                            (d) the singular shall mean the plural, the plural
shall mean the singular, and the use of any gender shall include all genders;

                            (e) all references to any particular party defined
herein shall be deemed to refer to each and every Person defined herein as such party individually, and to all of them, collectively, jointly and severally, as though each were named wherever the applicable defined term is used;

                            (f) all references to "Sections," "Subsections,"
"Paragraphs" and "Subparagraphs" shall refer to provisions of this Agreement;

                            (g) all references to time herein shall mean Eastern
Standard Time or Eastern Daylight Time, as then in effect; and

                            (h) all references to sections, subsections,
paragraphs or other provisions of statutes or regulations shall be deemed to include successor, amended, renumbered and replacement provisions.

                  1.2 Defined Terms. As used herein, the following terms shall have the meanings indicated, unless the context otherwise requires:

                  "Accumulated Funding Deficiency" shall mean any accumulated funding deficiency as defined in ERISA ss.302(a).

                  "Additional Costs" shall have the meaning given to that term in Section 2.11(a).

                  "Affiliate" shall mean, as to any Person:

                            (a) if such Person is an individual, any (i)
relative of such Person, (ii) partnership in which such Person is a general partner, or (iii) corporation of which such Person is a director, officer, or person in control;

                            (b) if such Person is a corporation, any (i)
director of such Person, (ii) officer of such Person, (iii) person in control of such Person, (iv) partnership in which such Person is a general partner, (v) joint venturer with such Person, or (vi) relative of a director, officer, or person in control of such Person; or



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                            (c) if such Person is a partnership, any (i) general
partner in such Person, (ii) relative of a general partner in such Person, (iii) partnership in which such Person is a general partner, or (iv) person in control of such Person.

As used in this definition, "control" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns or holds directly or indirectly five percent (5%) or more of the voting securities or five percent (5%) or more of the partnership or other equity interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

                  "Agreement" shall mean this Construction Loan Agreement and any future amendments, restatements, modifications or supplements hereof or hereto.

                  "Architect" shall mean the architect engaged by the Borrower for the Project.

                  "Assignment of Agreements Affecting Real Estate" shall mean the Assignment of Agreements Affecting Real Estate dated the date hereof, executed by the Borrower in favor of the Lender, pursuant to which the Borrower, as security for the Obligations, has assigned to the Lender all of its right, title, and interest (but none of its duties, obligations, or liabilities) in and to, among other things, the licenses, permits, and contracts described therein relating to the Facility, together with any future amendments, restatements, modifications, or supplements thereof or thereto.

                  "Assignment of Construction Contract" shall mean, collectively, (i) the Agreement and Assignment of Construction Contract dated the date hereof by and among the Borrower, the Contractor, and the Lender, pursuant to which, among other things, the Borrower, as security for the Obligations, has assigned to the Lender all of its right, title and interest (but none of its duties, obligations, or liabilities) in, to, and under the Construction Contract, and any future amendments, restatements, modifications or supplements thereof or thereto, and (ii) the Modification of Contract dated the date hereof from the Borrower and the Contractor in favor of the Lender, pursuant to which, among other things, certain provisions of the Construction Contract have been modified in connection with the transactions contemplated hereby, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Assignment of Leases and Rents" shall mean the Assignment of Leases and Rents dated the date hereof between the Borrower and the Lender pursuant to which the Borrower, as security for the Obligations, has assigned to the Lender all of its rights (but none of its duties) as lessor under and with respect to any leases for any portion of the Facility, together with any future amendments, restatements, modifications, or supplements thereof or thereto.

                  "Assignments" shall mean, collectively, the Assignment of Agreements Affecting Real Estate, the Assignment of Construction Contract and the Assignment of Leases and Rents.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, Title 11 of the United States Code, as amended, or any successor law thereto, and any rules promulgated in connection therewith.

                  "Billings" shall have the meaning given to that term in
Section 2.2(b).

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                  "Board" shall mean the Industrial Development Board of the
City of Huntsville of the State of Alabama

                  "Bonds" shall mean, collectively, the tax-free industrial revenue bonds to be issued by the Board in the approximate aggregate principal amount of $7,500,000, for the benefit of the Borrower, the proceeds of which are to be used, among other things, to refinance the Loan and to construct and equip a steel tube mill at the Facility, all as set forth in the Inducement Agreement between the Borrower and the Board, which Agreement remains in effect until November 30, 1997.

                  "Borrower" shall mean Central CPVC Corporation, an Alabama corporation.

                  "Budget" shall mean the construction budget attached hereto as Schedule "A" and made a part hereof setting forth, among other things, any and all costs and expenses to be incurred by the Borrower in connection with the construction of the Improvements.

                  "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the Commonwealth of Pennsylvania, or a day on which the New York Stock Exchange is not open for the transaction of business.

                  "Capital Funds" shall mean, with respect to any Person and as at any applicable time, the sum of (i) Tangible Net Worth, and (ii) Subordinated Indebtedness.

                  "Certification" shall mean the certification dated the date hereof and delivered by the Architect to and in favor of the Lender, pursuant to which, among other things, the Architect shall permit the Lender to use the Plans and Specifications following the occurrence of any Default or Event of Default and shall certify as to such matters as the Lender may reasonably require, all as more fully set forth therein.

                  "Closing Date" shall mean the date of this Agreement.

                  "COBRA Continuation Coverage" shall mean those provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, found in Code ss.4980B(f), which impose certain continuation coverage requirements upon group health plans in order for such plans to retain certain tax advantages.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor law thereto, and any regulations promulgated thereunder.

                  "Collateral" shall mean, collectively, (i) the Facility (including the Improvements) and any and all other property mortgaged pursuant to and in accordance with the Mortgage or in which a lien or security interest is created pursuant to the Mortgage, (ii) the properties and assets in which liens and security interests are granted under and pursuant to the Security Agreement, (iii) the rights and interests assigned to the Lender pursuant to the Assignments, (iv) the rights and interests in favor of the Lender under the Suretyship, (v) rights assigned to the Lender pursuant to Section 5.34, and (vi) any other real or personal property, rights and interests now or hereafter pledged, mortgaged, or assigned to the Lender, or in which the Lender has or is granted a security interest, to secure any of the Obligations.

                  "Commitment Fee" shall mean the fee due and payable by the Borrower to the Lender pursuant to Section 4.1(t).

                  "Commitment Letter" shall mean the letter dated October 1, 1996 from the Lender to the Companies and any amendments, restatements, modifications or supplements thereof or thereto.

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                  "Companies" and "Company" shall mean, collectively or
individually, as appropriate, the Borrower and/or any or all of the Sureties.

                  "Consolidated Debt" shall mean the aggregate sum of all Debt of the Companies on a consolidated basis and after eliminating all intercompany items.

                  "Construction Contract" shall mean the Construction Contract dated July 18, 1996, by and between the Borrower and the Contractor pertaining and relating to the construction of the Improvements and the management and supervision thereof, a copy of which is attached hereto as Exhibit "A" and made a part hereof, and any future amendments, restatements, modifications or supplements thereof or thereto which have been approved in writing by the Lender.

                  "Construction Period" shall mean the period commencing on the date on which the Borrower commenced construction of the Improvements and ending on June 30, 1997.

                  "Contamination" shall mean the presence of any Hazardous Substance which may require Remedial Actions under applicable law.

                  "Contractor" shall mean Fite Building Company, Inc., an Alabama corporation, the general contractor engaged by the Borrower for the Project.

                  "Controlled Group Member" shall mean:

                            (a) any corporation included with any Company in a
controlled group of corporations within the meaning of Code ss.414(b);

                            (b) any trade or business (whether or not
incorporated) which is under common control with any Company within the meaning of Code ss.414(c); and

                            (c) any member of an affiliated service group of
which any Company is a member within the meaning of Code ss.414(m).

                  "Current Assets" shall mean the aggregate amount carried as current assets on the books of the Companies, determined on a consolidated basis after eliminating all intercompany items and pursuant to and in accordance with GAAP consistently applied.

                  "Current Liabilities" shall mean the aggregate amount carried as current liabilities on the books of the Companies, determined on a consolidated basis after eliminating all intercompany items and pursuant to and in accordance with GAAP consistently applied.

                  "Current Ratio" shall mean, as at any applicable time, the ratio of (i) Current Assets, to (ii) Current Liabilities.

                  "Debt" shall mean, with respect to any Person and as at any applicable time:

                            (a) all items of indebtedness or liability that, in
accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date as of which Debt is to be determined;

                            (b) all indebtedness secured by any mortgage,
pledge, lien or security interest existing on any real or personal property owned by the Person whose Debt is being determined, regardless whether the indebtedness secured thereby is a recourse or nonrecourse obligation of that Person or any Subsidiaries; and

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                            (c) all guaranties, endorsements (other than for
purposes of collection in the ordinary course of business), other contingent obligations with respect to, or to purchase or to otherwise acquire, indebtedness of others, and all other contingent obligations of a type described in Section 6.6.

                  "Default" shall mean any event specified in Section 7.1, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

                  "Default Rate" shall mean an annual rate per annum equal to
(i) three percent (3%), plus (ii) the Prime Rate (as in effect from time to time).

                  "Employee Pension Plan" shall mean any pension plan which (i) is maintained by any Company or any Controlled Group Member, and (ii) is qualified under Code ss.401.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations issued thereunder by the United States Department of Labor or the PBGC.

                  "Event of Default" shall mean any event specified in Section 7.1, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

                  "Excluded Subsidiaries" shall mean, collectively, (i) CSC Finance Company, a Delaware corporation and wholly-owned Subsidiary of Central Sprinkler Corporation, (ii) CSC Investment Company, a Delaware corporation and wholly-owned Subsidiary of CSC Finance Company, (iii) Spraysafe Automatic Sprinklers, Ltd., a private company organized under the laws of England, and
(iv) existing Subsidiaries of Spraysafe Automatic Sprinklers, Ltd.

                  "Existing Loan Documents" shall mean, collectively, any and all agreements, notes, mortgages, pledges, instruments, documents, assignments, guarantees and contracts (including any modifications, supplements and amendments to or restatements of those documents) delivered by or on behalf of any Company to the Lender in connection with the Existing Loans including, without limitation, the 1994 Loan Agreement.

                  "Existing Loans" shall mean, collectively, (i) the line of credit made available to one or more of the Companies by the Lender on or about October 31, 1995 in the original principal amount of $20,000,000, (ii) the term loan made to one or more of the Companies by the Lender on or about November 20, 1992 in the original principal amount of $5,000,000, (iii) the term loan made to Central Sprinkler Company by the Lender on or about April 29, 1994 in the original principal amount of $10,000,000, (iv) the mortgage loan made to Central Sprinkler Company by the Lender on or about January 30, 1987 in the original principal amount of $1,100,000, (v) the mortgage loan made to Central Sprinkler Company by the Lender on or about August 9, 1996 in the original principal amount of $688,000, and (vi) the direct-draw standby letter of credit in the original stated amount of $11,206,250 issued by First Union National Bank (as agent) on or about December 5, 1995 for the account of Central Castings Corporation, in which the Lender has a risk sharing participation interest.

                  "Facility" shall mean, collectively, the real estate known as Lot 1, Gateway Industrial Park, Phase 3, in Madison County, Alabama, as shown by the plat thereof recorded in Plat Book 32, Page 79 in the Probate Records of Madison County, Alabama, together with the Improvements, and any and all other buildings, improvements, fixtures, and other property now or hereafter located thereon or therein.

                  "Financial Covenants" shall mean, collectively, those financial and similar covenants set forth and described in Section 5.10, together with any and all other financial or other similar covenants now or hereafter contained herein.

                  "Financing Statements" shall mean, collectively, any and all financing statements and other security instruments creating or perfecting liens upon any property now or hereafter located upon, the Facility or on or in any of the other Collateral, as Lender may reasonably require pursuant to the terms and conditions of this Agreement.

                  "Funded Debt" shall mean, collectively, as at any applicable time and for any Person, all obligations of such Person for borrowed money including, without limitation (and without duplication): (a) all obligations (contingent or otherwise) of such Person in connection with all letter of credit facilities (whether or not drawn), acceptance facilities, or other similar facilities issued for the account of such Person; (b) all obligations of such Person evidenced by bonds, debentures, or other similar instruments; (c) all Debt created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (d) all capital lease obligations of such Person; and (e) all other Debt of such Person; provided, however, that: (i) trade indebtedness, tax and other accruals, and deferred compensation occurring in the ordinary course of such Person's business and in each case having a maturing of less than one (1) year shall be specifically excluded from Funded Debt for purposes hereof; and (ii) the greater of: (A) the aggregate outstanding amount of Debt under the industrial revenue bonds described in Section 5.07(9) of the 1994 Term Loan Agreement, and (B) the maximum aggregate amount of Debt for which any Company is obligated under the letters of credit which assure repayment of such industrial revenue bonds described in clause (A), shall be used for purposes of calculation Funded Debt hereunder.

                  "GAAP" shall mean, at any particular time, generally accepted accounting principles as in effect at such time, provided, however, that, if employment of more than one principle shall be permissible at such time in respect of a particular accounting matter, "GAAP" shall refer to the principle which is then employed by the Companies with the agreement of their independent certified public accountants.

                  "Hazardous Substances" shall mean any chemical, solid, liquid, gas, or other substance having the characteristics identified in, listed under, or designated pursuant to:

                            (a) the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9601(14), as a "hazardous substance;"

                            (b) the Clean Water Act, 33 U.S.C. ss.1321(b)(2)(A),
as a "hazardous substance;"

                            (c) the Clean Water Act, 33 U.S.C. ss.ss.1317(a) and
1362(13), as a "toxic pollutant;"

                            (d) Table 1 of Committee Print Numbered 95-30 of the
Committee on Public Works and Transportation of the United States House of Representatives, as a "toxic pollutant;"

                            (e) the Clean Air Act, 42 U.S.C. ss.7412(a)(1), as a
"hazardous air pollutant;"

                            (f) the Toxic Substances Control Act, 15 U.S.C.
ss.2606(f), as an "imminently hazardous chemical substance or mixture;"

                            (g) the Resource, Conservation and Recovery Act, 42
U.S.C. ss.ss.6903(5) and 6921, as a "hazardous waste;" or

                            (h) any other laws, regulations or governmental
publications, as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation.

The term "Hazardous Substances" shall also include: (w) petroleum, crude oil, gasoline, natural gas, liquified natural gas, synthetic fuel, and all other petroleum, oil, or gas based products; (x) nuclear, radioactive, or atomic substances, mixtures, wastes, compounds, materials, elements, products or matters; (y) asbestos, asbestos-containing materials, polychlorinated biphenyls, and (z) any other substance, mixture, waste, compound, material, element, product or matter that presents an imminent and substantial danger to the public health or welfare or to the environment upon its Release.

                  "Hydric Soils" shall mean, collectively, any soil category upon which construction would be prohibited or restricted under applicable governmental requirements, rules or regulations (including, without limitation, those imposed by or issued pursuant to the U.S. Army Corps of Engineers).

                  "Improvements" shall mean, collectively, the construction and equipping of a CPVC manufacturing plant comprising, in the aggregate, approximately 78,000 square feet and any and all improvements, machinery, equipment, and other property constructed, installed, or made a part of the Facility in connection with the Project, as set forth in the Plans and Specifications.

                  "Investment" shall mean, with regard to any Person, the following:

                            (a) any loan or advance by that Person to, or
guaranty or other contingent liability with regard to the capital stock, debt or other obligations of, and any contributions to the capital of, the other Person;

                            (b) any ownership, purchase or other acquisition by
that Person of any interest in any capital or other securities of any other Person; and

                            (c) any sale or transfer of property by that Person
to any other Person, except upon full cash payment of not less than the greater of the full sale price or the fair market value of that property.

                  "Joinder" shall have the meaning given to that term in Section 2.13.

                  "Lender" shall mean CoreStates Bank, N.A., a national banking association.

                  "Loan" shall mean the non-revolving construction loan facility in the principal amount of up to Three Million Five Hundred Thousand Dollars ($3,500,000) described in Section 2.1.

                  "Loan Account" shall mean, collectively, the account or accounts of the Borrower on the books of Lender in which is recorded the Loan and the payments of principal and interest made by the Borrower to Lender thereon.

                  "Loan Advances" shall mean, collectively, advances under the Loan.

                  "Loan Documents" shall mean, collectively, this Agreement, the Commitment Letter, the Note, the Security Documents, and all other existing and future agreements, pledges, instruments, documents, assignments, guarantees and contracts (including any modifications, supplements and amendments to or restatements of those documents) delivered by or on behalf of the Companies or any of the Sureties to the Lender in connection with this Agreement.

                  "Madison County Records" shall mean the Office of the Probate Judge for Madison County, Alabama.

                  "Maturity Date" shall mean the earlier to occur of (i) June 30, 1997, or (ii) the issuance of the Bonds.

                  "Mortgage" shall mean the first-lien Open-End Mortgage and Security Agreement dated as of the date hereof, from the Borrower and the Board, as mortgagor, to the Lender, as mortgagee, covering the Facility and certain other property described therein, which Open-End Mortgage and Security Agreement
(i) secures the Obligations, and (ii) is intended to be forthwith recorded in the Madison County Records, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Multiemployer Plan" shall mean a multiemployer pension plan as defined in ERISA ss.3(37) to which any Company or any Controlled Group Member is or has been required to contribute subsequent to September 25, 1980.

                  "1994 Term Loan Agreement" shall mean the letter agreement dated April 29, 1994 by and among the Lender, Central Sprinkler Company, Central Sprinkler Corporation, and Central Sprink Inc., pursuant to which the Lender agreed to make a term loan to Central Sprinkler Company in the original principal amount of $10,000,000, on the terms and subject to the conditions set forth therein, as such letter agreement has been modified through the Closing Date, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Note" shall mean the Borrower's promissory note described in
Section 2.4, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Obligations" shall mean, collectively, all liabilities, duties and obligations of the Companies to the Lender with respect to any covenants, representations or warranties herein or in the Loan Documents, with respect to the principal of and interest on the Note and all other present and future fixed and/or contingent obligations of the Companies to the Lender hereunder or under the Loan Documents, including, without limitation, obligations with respect to interest accruing (or which would accrue but for ss.502 of the Bankruptcy Code) after the date of any filing by any Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to any Company.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                  "Permitted Encumbrances" shall mean those liens and encumbrances described in Schedule 3.6, except to the extent that the Lender requires the Companies to discharge or satisfy such encumbrances.

                  "Permitted Indebtedness" shall mean any and all Debt permitted under Section 6.1.

                  "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, or any other legal entity.

                  "Plans and Specifications" shall have the meaning given to that term in Section 5.22.

                  "Premises" shall mean, collectively, the Facility and any and all other real estate, buildings, improvements, and other property in which any Company has any right, title, or interest, whether as owner, lessee, occupant, or otherwise.

                  "Prime Rate" shall mean the floating annual rate of interest that is designated from time to time by the Lender as the "Prime Rate" and is used by the Lender as a reference base with respect to different interest rates charged to borrowers generally. Such rate of interest shall change simultaneously and automatically upon the Lender's designation of any change in such reference rate, and the Lender's determination and designation from time to time of the reference rate shall not in any way preclude the Lender from making loans to other borrowers at rates which are higher or lower than or different from the referenced rate.

                  "Project" shall mean, collectively, the acquisition, construction, and equipping of the Improvements.

                  "Regulatory Change" shall mean (a) any change on or after the date of this Agreement in United States federal, state, or any foreign, laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System) applying to the class of banks including the Lender or the Lender's holding company or (b) the adoption or making on or after such date of any interpretations, directives or requests applying to a class of banks including the Lender or the Lender's holding company of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, or dumping.

                  "Remedial Actions" shall mean:

                            (a) clean-up or removal of Hazardous Substances;

                            (b) such actions as may be necessary to monitor,
assess, or evaluate the Release or threatened Release of Hazardous Substances;

                            (c) proper disposal or removal of Hazardous
Substances;

                            (d) the taking of such other actions as may be
necessary to prevent, minimize, or mitigate the damages caused by a Release or threatened Release of Hazardous Substances to the public health or welfare or to the environment; and

                            (e) the providing of emergency assistance after a
Release.

Remedial Actions include, but are not limited to, such actions at the location of a Release as: storage; confinement; perimeter protection using dikes, trenches, or ditches; clay cover; neutralization; clean-up of Hazardous Substances or contaminated materials; recycling or reuse; diversion; destruction; segregation of reactive wastes; dredging or excavations; repair or replacement of leaking containers; collection of leachate and runoff; onsite treatment or incineration; providing alternative water supplies; and any monitoring reasonably required to assure that such actions protect the public health and welfare and the environment.

                  "Reorganization" shall mean reorganization as defined in ERISA ss.4241(a).

                  "Reportable Event" shall mean with respect to any Employee Pension Plan, an event described in ERISA ss.4043(b).

                  "Security Agreement" shall mean the Security Agreement dated as of the date hereof between the Borrower and the Lender, pursuant to which the Borrower, as security for the Obligations, has granted to the Lender a perfected first-priority security interest in and lien upon all of its accounts, chattel paper, documents, equipment, fixtures, general intangibles, goods, instruments, and inventory, now owned or hereafter acquired, and the products and proceeds thereof, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Security Documents" shall mean, individually and collectively, the Assignments, the Mortgage, the Security Agreement, the Suretyship, the Financing Statements, and any other instruments now or hereafter executed and delivered to the Lender to secure, or to assure, payment or performance, of the Obligations, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Senior Debt" shall mean, as at any applicable time, the amount by which (i) the Consolidated Debt of the Companies, exceeds (ii) the Subordinated Indebtedness of the Companies.

                  "Site Assessments" shall have the meaning given to that term in Section 7.6.

                  "Site Reviewers" shall have the meaning given to that term in
Section 7.6.

                  "Subordinated Indebtedness" shall mean, collectively, all Debt of the Companies for money borrowed, whether now existing or hereafter incurred, and which is subordinated in right of payment of principal and interest to the Obligations, either absolutely or upon the occurrence of and during the continuance of a Default or an Event of Default, and subject to a subordination agreement with and satisfactory to the Lender, provided that, with regard to all Subordinated Indebtedness, the Lender shall have approved the same before it was incurred by any Company.

                  "Subsidiary" shall mean, with respect to any Person which is a corporation, any corporation more than fifty percent (50%) of the outstanding shares of capital stock of which (except for directors' qualifying shares, if required by law) are at the time owned by such Person and/or one or more Subsidiaries.

                  "Sureties" shall mean, collectively, (i) Central Sprinkler Corporation, a Pennsylvania corporation, (ii) Central Sprinkler Company, a Pennsylvania corporation, and (iii) Central Castings Corporation, an Alabama corporation, in their capacities as sureties under the Suretyship, together with any Subsidiary of any Company which is required to execute and deliver a Joinder pursuant to Section 2.13.

                  "Suretyship" shall mean the unlimited Guaranty and Suretyship dated as of the date hereof from the Sureties in favor of the Lender, pursuant to which the Sureties have guaranteed and become sureties for the prompt payment and performance of the Obligations, and any future amendments, restatements, modifications, or supplements thereof or thereto.

                  "Tangible Net Worth" shall mean, with respect to the Companies, at any time, the amount by which (a) the par value (or value stated on the books) of all classes of the Companies' capital stock, plus (or minus in the case of deficit) the amount of surplus, whether capital or earned, of the Companies exceeds (b) the aggregate amount carried as assets on the books of the Companies for (i) goodwill, licenses, patents, trademarks, treasury stock, unamortized debt discount and expense and other intangibles, and (ii) the cost of purchased assets and other investments in excess of the net book value thereof as of the time of the acquisition by the Companies, all as determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis and after eliminating all inter-company items.

                  "Title Company" shall mean First American Title Insurance Company.

                  "Title Policy" shall mean the mortgagee's title insurance policy issued by the Title Company pursuant hereto to and in favor of the Lender insuring the lien of the Mortgage and containing only such exceptions as are acceptable to the Lender.

                  "Withdrawal Liability" shall mean any withdrawal liability as defined in ERISA ss.4201.

                  SECTION 2.  LOAN.

                  2.1      Loan Advances.

                            (a) Upon satisfaction of all conditions contained in
this Agreement, but subject to the provisions of this Agreement, the Lender agrees to advance to the Borrower up to Three Million Five Hundred Thousand Dollars ($3,500,000) under the Loan for construction of the Improvements or the repayment of loans made available by the Lender to the Borrower prior to the Closing Date for construction of the Improvements. All such Loan Advances shall be evidenced by the Note and secured by the Security Documents. Loan Advances will be made only to reimburse Borrower for costs of construction to the extent specified in the Budget, up to the principal amount of the Loan.

                            (b) Loan Advances for Improvements will be approved
only pursuant to and in accordance with the provisions of Sections 4.1 through 4.3.

                            (c) Notwithstanding anything contained herein to the
contrary, in no event shall the Lender be required to approve any Loan Advance, or portion thereof, for any line item or cost category in excess of the amount budgeted therefor in the Budget, nor shall the Lender be obligated to approve any Loan Advance, or portion thereof, in respect of any line item if the unadvanced portion of the Loan Advances budgeted in the Budget shall at any time appear, in the reasonable judgment of the Lender, to be less than the amount which will be required for the completion of such item pursuant to the Plans and Specifications pertaining thereto. The Borrower may not, without the written approval of the Lender (which approval shall not be unreasonably withheld), reallocate any funds remaining unused to other line items in the Budget. If, for any item of work, Loan Advances are disbursed in excess of the amount budgeted therefor, the Borrower shall immediately remit such excess Loan Advances to the Lender for disbursement hereunder.

                            (d) Loan Advances for construction of the
Improvements will be made after the presentation of vouchers presented by any duly authorized representative of the Borrower based on Billings for labor, materials incorporated in the Improvements, work completed, and other costs provided for in the Budget (subject to Section 2.1(c) above), but only after the Improvements for which a Loan Advance is requested are inspected by or on behalf of the Lender to verify the completed Improvements and quality of workmanship, as to the adherence to the presented vouchers and the Plans and Specifications pertaining thereto, as more fully set forth in Sections 4.1 through 4.3. No Loan Advances shall be made for any materials delivered but not yet incorporated into the Improvements.

                  2.2      Disbursement Requests; Disbursement Schedule, Etc.

                            (a) Each request for the Lender's approval of a Loan
Advance for costs of construction of the Improvements shall be (i) submitted on American Institute of Architect's forms approved by the Lender; and (ii) accompanied by those documents and subject to the satisfaction by the Borrower of those conditions more fully set forth in Sections 4.1 through 4.3, as appropriate.

                            (b) Loan Advances made after the Closing Date shall
be made substantially in accordance with the following schedule: upon the written request of the Borrower, but in no event more frequently than on a semi-monthly basis, Loan Advances may be made to reimburse the Borrower for the costs of labor and materials incorporated in the Improvements up to the first
(1st) or fifteenth (15th) day, as appropriate, of such month, based upon the Contractor's, subcontractors' and suppliers' billings (collectively, the "Billings"). The Billings shall be subject to approval by the Borrower and the Lender and the aggregate of any previous payments shall be deducted therefrom.

                            (c) At the Lender's option, the Borrower shall cause
Loan Advances to be made by (i) the issuance of co-payable treasurer's checks to the Borrower and the Contractor, subcontractors and/or suppliers, as appropriate, or (ii) by reimbursing the Borrower through the Borrower's regular checking accounts with the Lender, or (iii) after the occurrence of any Default or Event of Default only, directly to the Contractor, subcontractors, and suppliers.

                            (d) Final payment of each contract shall not be made
until all conditions set forth in Section 4.3 have been satisfied.

                            (e) The Lender reserves the right to require five
(5) Business Days' notice in writing from the Borrower before being required to determine whether a Loan Advance should be permitted in order for the Lender to arrange for the Loan Advance and schedule any inspection of Improvements required in connection therewith.

                  2.3 Loan Advances. The Lender's duty and obligation to make the Loan Advances shall, at all times, be conditioned and contingent upon the satisfaction by the Companies of the conditions set forth in Section 4 at all times.

                  2.4 Note. On the date hereof, the Borrower shall execute and deliver to the Lender its promissory note, which shall evidence the Loan and shall:

                            (a) be dated the Closing Date and be payable to the
Lender's order in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000);

                            (b) bear interest, payable monthly, on the unpaid
principal amount thereof from the date thereof at a rate per annum equal to the Prime Rate minus one-half of one percent (1/2%), commencing on January 1, 1997 and continuing on the first day of each month thereafter until the entire outstanding principal amount thereof, and all accrued interest thereof, is paid in full;

                            (c) be payable as to principal in full on the
Maturity Date; and

                            (d) be secured (and payment thereof shall be
assured, as the case may be) by the Security Documents.

                  2.5 Loan Account. The Lender shall record, in one or more Loan Accounts, all payments made by the Borrower on account of the Note and this Agreement, and all other appropriate debits and credits. Each month the Lender shall render a statement to the Borrower setting forth the debit balance of the Loan Account as of the close of the preceding month, together with a statement of the amount of interest and other charges due the Lender as of that time. Each statement shall be considered correct and accepted by the Borrower and conclusively binding upon the Borrower unless the Borrower notifies the Lender to the contrary in writing within ten (10) days from its receipt of such statement.

                  2.6 Computation of Interest. Interest for and with respect to the Obligations shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Any change in the interest rate on the Note resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall occur, and the Lender will periodically notify the Borrower of the effective date and the amount of each change in the Prime Rate.

                  2.7 Payments.

                            (a) Except as otherwise provided under Section
2.7(b) hereof, all payments (including prepayments) by the Borrower hereunder shall be made at any office of the Lender, or such other place or places as the Lender may direct, prior to 2:00 p.m. Philadelphia, Pennsylvania time on the date of payment, in lawful money of the United States of America, and in immediately available funds and, when due or upon instruction from the Borrower, may be made by debit to the Borrower's general accounts with the Lender.

                            (b) Unless the Lender otherwise agrees in writing,
any and all payments due and owing by the Borrower to the Lender under the Loan Documents shall be immediately and automatically deducted from the Borrower's deposit accounts maintained with the Lender on the due dates thereof and the Borrower expressly and irrevocably authorizes the Lender to make the deductions herein described from such accounts in order to make such payments as and when they become due.

                  2.8 Late Payment Charges. If the Borrower shall fail to pay any amount under the Obligations or any other sum due to the Lender under any of the Loan Documents within fifteen (15) days after the date it is due, the Borrower shall pay to the order of the Lender, immediately and without notice or demand, a late charge equal to five percent (5%) of the amount overdue to defray part of the additional expense incurred by the Lender in connection with the delinquency and collection of the overdue amount. The provision for such late charge shall not be construed to permit the Borrower to make any payment after its due date, obligate the Lender to accept any overdue installment, or affect the Lender's rights and remedies upon the occurrence of a Default or an Event of Default.

                  2.9 Voluntary Payments. The Borrower at any time and from time to time may voluntarily prepay the Loan, in whole or in part, upon notification to the Lender of such prepayment not later than 2:00 P.M. on the date of prepayment, in integral multiples of One Thousand Dollars ($1,000). Any such prepayment may be made without premium or penalty.

                  2.10 Default Rate. Following the occurrence of any Event of Default, the Note shall immediately and automatically bear interest at the Default Rate until the Note is repaid in full and the Borrower has otherwise irrevocably satisfied the Obligations.

                  2.11 Yield Protection; Capital Adequacy.

                            (a) The Borrower shall pay to the Lender from time
to time such amounts as the Lender may reasonably determine to be necessary to compensate it for any costs incurred by the Lender or any reduction in any amount receivable by the Lender hereunder (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to the Lender under this Agreement or the Note (other than taxes imposed on the overall net income of the Lender by the jurisdiction in which the Lender has its principal office); or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit, or other assets of, or any deposits with or other liabilities of, the Lender (but excluding any such requirement to the extent reflected in an applicable reserve requirement); or (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities). The Lender will notify the Borrower of any event occurring after the date of this Agreement that will entitle the Lender to compensation pursuant to this Section 2.11 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The Lender will furnish the Borrower with a written statement setting forth the basis and amount (including the calculation thereof) of each such request made by the Lender pursuant to this
Section 2.11(a).

                            (b) If after the date hereof, the Lender shall have
determined that the adoption of any applicable law, rule, regulation or treaty regarding capital adequacy, or any Regulatory Change, has or would have the effect of reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount the Lender reasonably deems to be material, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction. The Lender will furnish the Borrower with a written statement setting forth the basis and amount (including the calculation thereof) of any determination made by the Lender pursuant to this Section 2.11(b).

                            (c) In determining the amounts due under this
Section 2.11, the Lender may use any reasonable averaging and attribution methods. Determination by the Lender for purposes of this Section 2.11 of the effect of any Regulatory Change on its costs of making or maintaining Loans hereunder or on amounts receivable by it hereunder and of the additional amounts required to compensate the Lender shall be conclusive, absent manifest error.

                  2.12 Additional Security. In addition to the security provided in the Security Documents, Borrower also grants Lender, as further security for the prompt payment and satisfaction of the Obligations, a lien upon and security interest in any and all deposit and other accounts of the Borrower with the Lender and any other debts or other obligations that the Lender may owe to the Borrower from time to time.

                  2.13 Joinder by Future Subsidiaries. The Companies jointly and severally covenant and agree to cause any Subsidiary of any Company (other than the Excluded Subsidiaries) to execute and deliver a joinder or similar document (a "Joinder"), in form and substance satisfactory to the Lender, pursuant to which such Subsidiary shall (i) join in and become a surety to and under the Suretyship, and (ii) join in and become a party to this Agreement for the purpose of making the representations, warranties, covenants, and agreements of the Companies hereunder as if it were an original party hereto. In connection with the provisions of this Section 2.13, the Companies shall cause each such Subsidiary which is required to execute and deliver a Joinder to execute and deliver any and all additional agreements, documents, and instruments which the Lender may reasonably request in order to effect the intent and purposes of this
Section 2.13.

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES.

                  To induce Lender to enter into this Agreement and to make the Loan, the Companies jointly and severally represent and warrant to Lender that:

                  3.1      Organization; Qualification; Subsidiaries.

                            (a) The Borrower is a corporation duly organized,
validly existing and in good standing under the laws of the State of Alabama and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification.

                            (b) The Sureties are each corporations duly
organized, validly existing and in good standing under the laws of their respective states of incorporation, and are duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the conduct of their business or the ownership of their assets requires such qualification.

                            (c) Except as set forth on Schedule 3.1, no Company
has any Subsidiaries.

                            (d) 1996, Central Sprink, Inc. has been merged with
and into Central Castings Corporation, with Central Castings Corporation being the surviving corporation as a result of such merger.

                  3.2 Power and Authority. The Companies have the power to execute, deliver and perform under, the Loan Documents, and to create the collateral security interests for which the Security Documents provide, and have taken all necessary corporate or other appropriate action to authorize the consummation of the transactions hereunder on the terms and conditions of this Agreement and the execution and delivery of, and performance under, the Loan Documents. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents.

                  3.3 Enforceability. The Loan Documents, when executed and delivered to Lender pursuant to the provisions of this Agreement, will constitute valid obligations of the Companies legally binding upon them and enforceable in accordance with their respective terms, except as enforceability of the foregoing may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

                  3.4 Conflict with Other Instruments. The execution and delivery of, and performance under, the Loan Documents will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the Articles or Certificate of Incorporation, or Charter or other organizational documents, or of the By-Laws of the Companies, or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Companies are a party or which purports to be binding upon any of them or any of their properties or assets, and will not result in the creation or imposition of any lien, charge, encumbrance on, or security interest in, any of their properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement.

                  3.5 Litigation. Except as set forth on Schedule 3.5, no actions, suits or proceedings before any court or governmental department or agency (whether or not purportedly on behalf of any Company) are pending or, to the knowledge of any Company, threatened (a) with respect to any of the transactions contemplated by this Agreement, or (b) against or affecting any Company or any of their properties that, if adversely determined, could reasonably be expected to have a material adverse effect upon the financial condition, business or operations of any Company or any Company's ability to perform any of its obligations under the Loan Documents.

                  3.6 Title to Assets. Each Company has good and marketable title in fee to, or valid, enforceable leases of, the Premises and all other property owned, leased, or otherwise used by such Company, and good and marketable title to all of its other assets now carried on its books, or used by it, including those reflected in the most recent balance sheet of each Company delivered to the Lender or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business), free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated in such balance sheet or on Schedule 3.6.

                  3.7 Licenses; Intellectual Property. Each Company owns or has a valid right to use the permits, licenses, trademarks, trademark rights, trade names or trade name rights, and intellectual property rights being used to conduct its business as now operated and as now contemplated to be operated (a complete list of which rights is attached hereto as Schedule 3.7), the absence of which could reasonably be expected to have a material adverse effect on such Company; and the conduct of the business of each Company as now operated and as now proposed to be operated does not and will not conflict with valid permits, licenses, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of others. No claim is pending or, to the knowledge of any Company, threatened to the effect that any such intellectual property owned or licensed by any Company or which any Company otherwise has the right to use, is invalid or unenforceable by such Company, as the case may be. Except as set forth on Schedule 3.7, the Companies have no obligation to compensate any Person for the use of any such patents or rights, and no Person has been granted any license or other rights to use in any manner any of the patents or rights of the Companies, whether requiring the payment of royalties or not.

                  3.8 Default. No Company is in default under any material existing agreement, including the Existing Loan Documents, and no Default or Event of Default hereunder has occurred and is continuing.

                  3.9 Taxes. Each Company has filed, or caused to be filed, all tax returns (including, without limitation, those relating to federal and state income taxes) required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books). No tax liens have been filed against any assets of any Company or any Subsidiary, and no claims are being asserted with respect to such taxes which could have a material adverse effect upon the financial condition, business or operations of any Company or any Subsidiary.

                  3.10 Financial Condition. All balance sheets, profit and loss statements, and other financial statements of each Company, which have heretofore been delivered to the Lender, and all financial statements and data of each Company which will hereafter be furnished to the Lender, are or will be (when furnished) true and correct and do or will (when furnished) present fairly, accurately and completely the financial position of such Company and the results of its operations as of the dates and for the periods for which the same are furnished. All such financial statements have been prepared in accordance with GAAP applied on a consistent basis. Except as disclosed on Schedule 3.10, the Companies do not possess any "loss contingency" (as that term is defined in Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 5 - "FASB 5") which is not accrued, reflected, or reserved against in their balance sheet or disclosed in the footnotes to such balance sheet. There has been no material adverse change in the business, properties, operations or condition (financial or otherwise) of any Company since the date of the financial statements which were most recently furnished by each Company to Lender. No event has occurred that could reasonably be expected to interfere substantially with the normal business operations of the Companies. Each of the Companies is solvent, able to pay its probable liabilities and obligations as they become absolute and matured, has capital sufficient to carry on its business and all businesses in which it contemplates engaging, and the fair saleable value of its assets (on a "going concern" basis) is in excess of the amount of its existing Debt. No Company has any reason to believe that the Borrower or any Company, by reason of consummation of the Loan, will incur Debt beyond the Borrower's or any Company's ability to repay as and when due.

                  3.11     ERISA.

                            (a) Except as specifically disclosed to the Lender
in writing prior to the date of this Agreement:

                  (i) there is no Accumulated Funding Deficiency with respect to any Employee Pension Plan;

                  (ii) no Reportable Event has occurred with respect to any Employee Pension Plan;

                  (iii) no violations of the Code have occurred that could potentially cause the loss of the tax qualified status of any Employee Pension Plan;

                  (iv) no Company nor any Controlled Group Member has incurred Withdrawal Liability with respect to any Multiemployer Plan; and

                  (v) no Multiemployer Plan is in Reorganization.

                            (b) No liability (whether or not such liability is
being litigated) has been asserted against any Company or any Controlled Group Member in connection with any Employee Pension Plan or any Multiemployer Plan by the PBGC, by the trustee of a trust established pursuant to ERISA ss.4049, by a trustee appointed pursuant to ERISA ss.4042(b) or (c), or by a sponsor or an agent of a sponsor of a Multiemployer Plan, and no lien has been attached and no Person has threatened to attach a lien on any of any Company's or its Controlled Group Members' property as a result of failure to comply with ERISA or as a result of the termination of any Employee Pension Plan.

                            (c) Each Employee Pension Plan, as most recently
amended, including amendments to any trust agreement, group annuity or insurance contract, or other governing instrument, is or will be the subject of a favorable determination letter by the Internal Revenue Service with respect to its qualifications under Code ss.401(a) and such Employee Pension Plan's related trusts are exempt from taxation under Code ss.501(a). Each Company has furnished Lender with a copy of the most recent actuarial report for each Employee Pension Plan which is a defined benefit pension plan and each such report is accurate in all material respects. No Company nor any Controlled Group Member has an unfulfilled obligation to contribute to any Multiemployer Plan.

                  3.12 Regulation U. No Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no Loan Advances will be used to purchase or carry any margin stock or to reduce or retire any indebtedness incurred for such purpose or to extend credit to others for such purpose.

                  3.13 No Notices; No Violations. No Company has received any notice from any federal, state or local authority or any insurance or inspection body to the effect that any of its properties, facilities, equipment or business procedures or practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, judicial or administrative determination, or any other requirements of any such authority or body, and the Companies, and all such properties, facilities, equipment, procedures and practices, are in full compliance in all material respects with all such laws, ordinances, determinations, regulations and requirements.

                  3.14 Labor. No Company is involved in any strike, lock-out, boycott or any other labor trouble, similar or dissimilar, nor is any Company involved in labor negotiations.

                  3.15 Group Health Plans. Each Company (a) provides COBRA Continuation Coverage under group health plans for separating employees in accordance with the provisions of Code ss.4980B(f), and (b) is in compliance with the provisions of ss.1862(b)(1) of the Social Security Act.

                  3.16 Transactions with Affiliates. Except as set forth in
Schedule 3.16, there are no loans, leases, royalty agreements or other agreements, arrangements or other transactions between the Companies and any Affiliate.

                  3.17 Fictitious Names. No Company operates or does business under any assumed, trade or fictitious names.

                  3.18 Environmental Matters. Except as disclosed on Schedule 3.18:

                            (a) The Facility has never been and is not being
used to make, store, handle, treat, dispose of, generate, or transport Hazardous Substances in violation of any applicable law. There has never been a Release of Hazardous Substances on, from, or near the Facility or any other property owned or used by the Companies in violation of any applicable law or that caused or might cause Contamination, and no Contamination exists on the Facility.

                            (b) The Companies have not received any
notification, citation, complaint, violation, or notice of any kind from any Person relating or pertaining to the making, storing, handling, treating, disposing, generating, transporting, or Release of any Hazardous Substances, and neither the Companies nor any property owned or used by the Companies is under any investigation with respect to any such matters.

                            (c) There are no underground storage tanks on the
Facility or any other property owned or used by the Companies.

                  3.19 Broker's Commissions. No brokerage commission or similar compensation is due or will become due to any Person by reason of the making of the Loan.

                  3.20 Zoning. The Improvements, when constructed, and the use thereof as a manufacturing facility, will comply with all applicable municipal and other zoning ordinances and requirements, and all other applicable statutes, ordinances and codes (including, without limitation, building, health, and safety). There is no legal action pending or, to the best of the Companies' knowledge, threatened with respect to, or any proposed changes in, any zoning or other ordinances which, if determined adversely to the interests of the Companies, could have a material adverse effect on the Companies' ability to complete the Improvements.

                  3.21 Compliance Matters. The Facility now complies, in all material respects, and upon completion of the Improvements and other Improvements will comply, in all material respects, with all requirements of law including those relating to building, zoning, subdivision, and environmental protection.

                  3.22 Documents. Copies of the documents delivered to Lender pursuant to Section 4 are or will be, when furnished, true, correct, and complete copies of the final documents executed (or to be executed) by the parties thereto.

                  3.23 No Eminent Domain. No part of the Facility has been damaged or taken by, or is under cloud of, eminent domain proceedings.

                  3.24 No Casualty Damage. The Facility is not now damaged or injured as a result of any fire, explosion, accident, flood, or other casualty.

                  3.25 Access. The Facility has unqualified access to and from a public road.

                  3.26 Utilities. Electricity, potable water, sanitary sewer collection and treatment facilities, storm water facilities, and fuel are available at or to the Facility and are sufficient to service all parts of the Facility (including the Improvements).

                  3.27 Flood Areas; Filled Land. No part of the Facility is in an "area of special flood hazard," as that term is defined in the National Flood Insurance Act of 1968 (as amended and supplemented by the Flood Disaster Protection Act of 1973).

                  3.28 Bonds; Application. All documents, instruments, information and other materials furnished, or to be furnished, by or on behalf of the Borrower in connection with the application and approval process for the issuance of the Bonds are and (when furnished) will be true, complete and correct in all respects.

                  3.29 Equipment Schedule. Attached hereto as Schedule 3.29 is a true, correct, and complete list of all machinery, equipment, and personal property owned by the Borrower situate at the Facility and subject to the terms and conditions of the Security Agreement.

                  3.30 No Omissions. Neither this Agreement, any schedules to this Agreement, nor any Loan Documents required to be delivered pursuant to this Agreement contain or will contain any untrue statement of material fact or omit or will omit to state a material fact required to be stated in order to make such statement, document or other instrument not misleading.

                  SECTION 4.  CONDITIONS PRECEDENT.

                  4.1 Initial Loan Advances. The obligation of the Lender to make the initial Loan Advance for the payment of any costs set forth in the Budget and incurred as of the Closing Date for which satisfactory invoices are presented and the obligation of the Lender to make the initial and subsequent Loan Advances for the purposes herein described are subject to the conditions set forth in this Section 4.1.

                            (a) Representations; No Default. The representations
and warranties contained in Section 3 shall be true and correct on and as of the date of the initial Loan Advance with the same effect as if made on and as of such date, and no Default or Event of Default shall be in existence on the date of the making of such initial Loan Advance or shall occur as a result thereof.

                            (b) Budget. The Companies shall have submitted the
Budget to the Lender and the Lender shall have approved the same and all changes thereto. The Budget shall be satisfactory, in form and substance, to the Lender.

                            (c) Construction Contract; Architect's Contract. The
Borrower shall have delivered to Lender a fully executed copy of the Construction Contract, which shall provide for a guaranteed maximum price and otherwise be satisfactory, in form and substance, to the Lender, and shall have executed any modification thereto required by the Lender based upon Lender's review thereof. The Borrower shall have also delivered to the Lender a copy of any agreement, contract, or arrangement entered into between the Borrower and the Architect in connection with the Project.

                            (d) Highway Access. The Borrower shall have
submitted to the Lender evidence satisfactory to the Lender that the Improvements have adequate access to a public street. If the Improvements do not presently abut a public street, the Borrower shall have furnished to the Lender
(i) evidence of the acceptance by local, county, or state authority, of the dedication to such authority of the roads, streets, or other public thoroughfares which are to serve the Improvements, or (ii) a municipal improvements agreement setting forth the terms and conditions required by the local, county, or state authority in order to obtain such acceptance.

                            (e) Subdivision Plan; Land Development Plan. The
Borrower shall have submitted to Lender evidence satisfactory to the Lender that all necessary subdivision and land development plans with respect to the

Improvements and the construction and development thereof have been approved and, if required, recorded with the Madison County Records.

                            (f) Zoning. The Borrower shall have submitted to the
Lender evidence satisfactory to the Lender that all required zoning approvals or variances necessary for the construction, use, and occupancy of the Improvements have been obtained.

                            (g) Permits; Approvals.

               (i) The Borrower shall have submitted to the Lender evidence satisfactory to Lender that the Improvements and the proposed use thereof complies with all applicable laws and that the Borrower has validly and irrevocably obtained without qualification a building permit, zoning permit, and all other required permits, licenses, consents, certificates and approvals for the construction of the Improvements, as shown on the Plans and Specifications, and the occupancy thereof, including, without limitation, those permits, licenses, consents, and approvals required under all applicable building and zoning codes, subdivision regulations and other land use requirements, and all other governmental regulations, statutes or ordinances. Such permits, licenses, consents and approvals shall be final, nonappealable and in full force and effect prior to the Closing Date.

              (ii) The Borrower shall have submitted to the Lender evidence satisfactory to Lender that no payments to public authorities are required which have not been made or appropriately provided for and that no construction of any facilities or items of any kind is required as a condition of obtaining any necessary permit, license, consent or approval which has not been made or appropriately provided for.

                            (h) Adequate Funding. The Borrower shall have
submitted to the Lender (i) its certification that the Loan and other resources of the Borrower will be sufficient to construct the Improvements, and (ii) evidence satisfactory to the Lender that appropriate approvals and allocations have been obtained by the applicable governmental agencies and authorities to provide for the issuance of the Bonds prior to the Take-Out Date and that the Borrower will, no later than January 10, 1997, make all required applications for an allocation from the State of Alabama which are required in connection with the issuance of the Bonds.

                            (i) Legal Opinions. The law firm of Morgan, Lewis &
Bockius LLP, as legal counsel to the Companies, shall have issued an opinion letter to the Lender, with respect to the Companies and the Loan Documents, which is satisfactory, in form and substance, to the Lender. In addition, the law firm of Lange, Simpson, Robinson & Somerville, as special counsel to the Companies, shall have issued an opinion letter to the Lender, with respect to the Mortgage and other matters relating to Alabama law, which is satisfactory, in form and substance, to the Lender.

                            (j) Loan Documents, Collateral, Etc. (i) The
Companies shall have delivered, or caused to be delivered, to Lender duly executed original counterparts of each of the Loan Documents to which they are a party; (ii) Financing Statements describing the Collateral shall have been filed in each such jurisdiction and in each such office as shall have been required by the Lender; (iii) the Mortgage shall have been executed by the Borrower and the Board and recorded with the Madison County Records; and (iv) all other Loan Documents shall have been executed and delivered to the Lender.

                            (k) Soil Condition. The Borrower shall have
submitted to the Lender evidence, satisfactory to the Lender, that the soil condition at the Facility is suitable for the construction of the Improvements and does not contain any Hydric Soils.

                           (l)      Appraisals.

              (i) The Borrower shall have furnished to the Lender a written appraisal of the Facility (including the Improvements) and all machinery and equipment incorporated therein, prepared on an as-built basis based upon the Plans and Specifications approved by the Lender, performed by an MAI appraiser and in a manner satisfactory to the Lender, reflecting a fair market value of not less than Six Million Dollars ($6,000,000).

              (ii) Notwithstanding anything contained herein to the contrary, the Lender expressly reserves the right to make any adjustments it deems necessary or appropriate to the appraisal referred to above and any such adjustments shall be binding upon the Companies for the purposes hereof.

                            (m) Survey. The Borrower shall have submitted to the
Lender a survey of the entire Facility, together with a metes and bounds description thereof, which survey shall be certified to the Lender and the Title Company, and shall show, among other things, the dimensions and locations of any improvements, easements, rights-of-way, adjoining sites, encroachments and the extent thereof, established building lines and street lines, distance to and names of the nearest intersecting streets, delineation of all flood plains or wetlands areas located on or near the Facility, and such other details as the Lender may request, which survey shall be prepared by a surveyor and in a form which is satisfactory, in all respects, to the Lender.

                            (n) Companies' Authorizations. Each Company shall
have delivered to the Lender:

                  (i) a copy, certified by the Secretary of such Company, of the resolutions of the Board of Directors of such Company (A) authorizing and approving (i) its execution and delivery of and performance under this Agreement and the other Loan Documents, (ii) the Obligations incurred hereunder, and (iii) the creation of the collateral security interests for which the Security Documents provide;

                  (ii) Each Company's articles or certificate of incorporation, certified by the Secretary of the State of such Company's incorporation as of a recent date;

                  (iii) good standing or subsistence certificates with respect to the Companies certified by the Secretary of the State of each Company's incorporation as of a recent date;

                  (iv) a copy of each Company's By-Laws, as currently in effect, certified by each Company's Secretary; and

                  (v) the Secretary or Assistant Secretary of each Company shall have duly executed and delivered to the Lender certificates of incumbency, in form and substance satisfactory to the Lender, with respect to those officers of the Company who have executed the Loan Documents.

                            (o) Commitment Letter. The Companies shall have
otherwise complied with all of the terms and conditions of the Commitment Letter, to the extent not inconsistent herewith and to the extent required to be complied with on or before the Closing Date.

                            (p) Commitment Fee. The Borrower shall have paid to
Lender a non-refundable commitment fee in the amount of Fifteen Thousand Dollars ($15,000), which fee is due and payable in full upon execution of this Agreement. Any reasonable costs for appraisals and progress inspections to verify advance of funds, as well as other reasonable costs incident to handling the Loan, shall be in addition to the Commitment Fee described herein. This Commitment Fee does not include architectural services or any guarantee of the financial stability of the Contractor or the quality of its workmanship. All fees payable by the Borrower, whether under this Agreement or otherwise, shall be in addition to this Commitment Fee. If, for any reason, the financing contemplated hereunder is not commenced or completed through no fault of the Lender, the Lender may retain such Commitment Fee as compensation for all costs, fees and expenses incurred in connection with the extending of the Loan.

                            (q) Insurance. The Companies shall have satisfied
all insurance requirements described herein.

                            (r) Title Policy; Lien Searches. The Lender shall
have received the Title Policy insuring the Mortgage as a first-lien and which shall be satisfactory, in form, substance, and as to exceptions, satisfactory to the Lender and its counsel. The Title Policy shall be free of any exception for mechanics' liens, mechanics' lien claims, or similar liens and claims. The Lender shall have also received current lien, secured transaction, and judgment searches, with respect to the Companies, the results of which shall be satisfactory, in form and substance, to the Lender.

                            (s) Details, Proceedings and Documents. All legal
details and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory to the Lender and the Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Lender, as the Lender may from time to time request.

                            (t) Projections. The Borrower shall have provided to
the Lender projections regarding the Borrower and its operations and consolidated projections regarding Central Sprinkler Corporation, all of which projections shall be satisfactory to the Lender in its sole discretion.

                            (u) Central Castings Corporation. The Lender shall
have received evidence satisfactory to the Lender that Central Castings Corporation is operating profitably as of the Closing Date and that Central Castings Corporation is projected to operate profitably thereafter.

                            (v) Board Authorization. The Borrower shall have
furnished to the Lender satisfactory evidence that all actions taken by the Board in connection herewith have been duly authorized.

                  4.2 Periodic Disbursements of Loan Advances. Subject to the provisions of Section 4.3, the obligation of the Lender to make subsequent Loan Advances for Improvements subsequent to the initial Loan Advance described in
Section 4.1 is subject to the satisfaction of each of the conditions precedent set forth in this Section 4.2 at the time of each such Loan Advance.

                            (a) Initial Conditions Satisfied. All conditions
precedent described in Section 4.1, with respect to the initial Loan Advances and initial Loan Advance, shall also have been satisfied with respect to subsequent Loan Advances subject to this Section 4.2.

                            (b) Workmanship; Inspections. (i) All work for which
payment is sought relating to such Improvements shall have been constructed in a good and workmanlike manner, (ii) all materials and fixtures relating to such Improvements shall have been installed in accordance with the applicable Plans and Specifications and all rules and regulations of any governmental authority having jurisdiction, (iii) the requirements of any municipal improvements agreement shall have been satisfied, and (iv) if required by the Lender after Loan Advances in an aggregate amount of Two Million Dollars ($2,000,000) have been disbursed, the Improvements for which a Loan Advance is being requested shall have been inspected and the work approved by Lender or Lender's inspecting engineer (or other qualified Person designated by or acceptable to Lender).

                            (c) Certificate of Completion. If required by the
Lender after Loan Advances in an aggregate amount of Two Million Dollars ($2,000,000) have been disbursed, the Borrower shall have caused the Contractor to execute and deliver a certificate of completion to the Lender, which certificate shall be in form and substance satisfactory to the Lender, and shall state that (i) the conditions described in clauses (i) through (iv) of Section 4.2(b) have been satisfied, (ii) the Loan Advance being requested by the Companies will not be used to fund stored materials, (iv) such Loan Advance conforms to the Budget, (v) the remaining available Loan Advances, following such Loan Advance, are sufficient to cover all remaining costs of the construction of the Improvements in accordance with the Plans and Specifications, and (vi) the construction of the Improvements is proceeding satisfactorily and on schedule.

                            (d) Certification for Payment. If required by the
Lender after Loan Advances in an aggregate amount of Two Million Dollars ($2,000,000) have been disbursed, the Borrower shall have caused the Contractor to execute and deliver to the Lender an Application and Certification for payment, AIA Document G702 and AIA Document G703 (or suitable substitute), with respect to the work for which a Loan Advance is being requested.

                            (e) No Default, Etc. No Default or Event of Default
shall have occurred or shall occur as a result of such Loan Advance.

                  4.3 Disbursement of Final Payment to Contractor. The obligation of the Lender to make the Loan Advance to be disbursed for the final payment required to be made by the Borrower to the Contractor under the Construction Contract is subject to the satisfaction of each of the conditions precedent set forth in this Section 4.3 at the time of such disbursement.

                            (a) Preliminary Conditions Satisfied. All conditions
precedent described in Sections 4.2(a) and (b) shall have been satisfied with respect to the Loan Advance to be made in satisfaction and payment of the Retainage.

                            (b) Completion of Improvements. The construction of
the Improvements shall have been fully completed in accordance with the Plans and Specifications and, if required by the Lender, the Borrower shall have furnished to the Lender a certificate of completion, on the appropriate AIA Document, which shall have been executed by the Borrower and the Contractor.

                            (c) Contractor's Affidavits. If required by the
Lender, the Borrower shall have caused the Contractor to have executed and delivered to the Lender:

               (i) A Contractor's Affidavit of Payment of Debts and Claims, AIA Document G706, from all Persons who have performed work or furnished labor and/or materials in connection with the construction and equipping of the Improvements.

               (ii) A Contractor's Affidavit of Release of Liens, AIA Document G706A, from all Persons who have performed work or furnished labor and/or materials in connection with the construction of the Improvements.

                            (d) Acceptance of Improvements by Borrower. The
Borrower shall have executed and delivered to the Lender a certificate executed by the Borrower to the effect that the construction of the Improvements have been completed in accordance with the Plans and Specifications and have been accepted by the Borrower.

                            (e) Inspection by Lender. If required by the Lender,
the Improvements shall have been inspected by the Lender or the Lender's inspecting engineer (or similarly qualified Person designated by Lender), and the Lender shall be satisfied with the results of such inspection.

                            (f) Certificates of Occupancy. A state and local
certificate of occupancy shall have been issued with respect to the Improvements.

                            (g) Survey. The survey required by Section 5.33
shall have been furnished to the Lender in the form required thereby.

                  SECTION 5.  AFFIRMATIVE COVENANTS.

                  The Companies covenant and agree that from and after the effective date of this Agreement and so long as any of the Obligations remain outstanding and unpaid, in whole or in part, each Company will observe the following covenants, unless the Lender shall otherwise consent in writing:

                  5.1 Financial Statements; Reports. The Companies will furnish, or cause to be furnished, to Lender:

                            (a) Annual Reports: as soon as available, but in any
event not later than one hundred twenty (120) days after the close of each fiscal year, the annual consolidated report of the Companies containing a balance sheet as at the end of such fiscal year, and related statements of income, shareholders' equity and cash flows of the Companies for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail, audited in accordance with GAAP applied on a consistent basis by independent public accountants selected by the Companies and satisfactory to the Lender, together with the management letter issued by the Companies' accountants in connection with such audit;

                            (b) Quarterly Reports: as soon as available, but in
any event not later than ninety (90) days after the close of each fiscal quarter, a balance sheet of the Companies, as at the end of such quarterly period, and related statements of income, shareholders' equity and cash flows, together with operating statements and schedules of the Companies for such period and for the period from the end of the preceding fiscal year to the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared by each Company's Chief Financial Officer in accordance with GAAP applied on a consistent basis (subject to normal year-end adjustments);

                            (c) Financial Officer's Certificate: concurrently
with the delivery of the financial statements referred to in Sections 5.1(a) and
(b), a certificate of each Company's Chief Financial Officer in a form prescribed by the Lender (as modified from time to time), to the effect that (i) no Event of Default or Default has occurred and is continuing hereunder (or, if any such Event of Default or Default exists, specifying the nature thereof, the period of existence thereof and the action such Company have taken or propose to take with respect thereto), and (ii) evidence reflecting the calculation of the Financial Covenants and the Companies' compliance therewith;

                            (d) Reports to Investors and Lenders: promptly after
the sending or making available or filing the same, copies of all reports and financial statements required to be or actually delivered or sent by the Companies to their shareholders or prospective investors or to any other lender pursuant to the terms of any indenture, loan or credit or similar agreement;

                            (e) SEC Reports: promptly after the sending or
filing thereof, copies of all regular, periodic, and special reports, and all registration statements which any Company files with the Securities and Exchange Commission; and

                            (f) Other Information: from time to time, such
additional financial and other information as Lender may reasonably request.

                  5.2 Liabilities. Each Company will pay and discharge, at or before their maturity, all its respective obligations and liabilities (including, without limitation, tax liabilities and all employee wages as provided in the Fair Labor Standards Act, 29 U.S.C. ss.ss.206-207 and any successor statute), except those which may be contested in good faith, and maintain adequate reserves for any of the same in accordance with GAAP. Upon any Company's failure to pay such wages, or cause such wages to be paid, the Lender shall have the right, but not the duty, at any time and from time to time, to pay all or part of such wages directly or indirectly on behalf of and for the account of such Company. Any such payment by the Lender shall be deemed an advance under the Note. The Companies' obligations with respect to such advance shall be evidenced by the Note and the Suretyship, as appropriate, and shall be secured and guaranteed, as the case may be, by the Security Documents.

                  5.3 ERISA.

                            (a) Each Company will furnish to Lender (i) within
thirty (30) days after it has reason to know that it or any Controlled Group Member has incurred Withdrawal Liability, or that any Multiemployer Plan is in Reorganization or that any Reportable Event has occurred with respect to any Employee Pension Plan or that the PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such Withdrawal Liability, Reorganization, Reportable Event, termination or appointment proceedings and the action which it (or the Multiemployer Plan sponsor or Employee Pension Plan sponsor other than the Companies) proposes to take with respect thereto, together with a copy of any notice of Withdrawal Liability or Reorganization given to the Companies or any Controlled Group Member and a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to the Companies or any of their Controlled Group Members; and (ii) promptly after receipt thereof, a copy of any notice the Companies or any of their Controlled Group Members or the sponsor of any Employee Pension Plan received from PBGC or the Internal Revenue Service which sets forth or proposes any action or determination with respect to such Employee Pension Plan.

                            (b) Each Company will notify Lender of (i) any
excise taxes which have been assessed or which the Company or any of its Controlled Group Members have reason to believe may be assessed against such Company or any of its Controlled Group Members by the Internal Revenue Service with respect to any Employee Pension Plan or Multiemployer Plan or (ii) any revocation of qualification under Code ss.401 which has occurred or which the Company or any of its Controlled Group Members have reason to believe may occur with respect to any Employee Pension Plan or Multiemployer Plan.

                  5.4 Notices. Each Company will promptly give notice in writing to Lender of the occurrence of any of the following:

                            (a) any Event of Default or Default;

                            (b) any event of default or similar occurrence under
any instrument or other agreement of the Company entitling any Person to accelerate the maturity of any obligation of the Company or to exercise any other remedy against the Company, which could reasonably be expected to result in an Event of Default or have a material adverse effect upon the financial condition, business, or prospects (present or prospective) of any Company;

                            (c) any strike, lock-out, boycott or any other labor
trouble, which could reasonably be expected to have a material adverse effect upon the financial condition, business, or prospects (present or prospective) of any Company;

                            (d) the commencement of any litigation, proceeding
or dispute affecting any Company, or any dispute between any Company and any Person, if such litigation, proceeding or dispute could reasonably be expected to materially interfere with the normal business operations of the Company or, if resolved other than in the favor of such Company, such litigation, proceeding or dispute would have a material adverse effect on any Company's financial condition, business operations, or prospects (present or prospective);

                            (e) any material and adverse change in the financial
position, operations, business or prospects (present or prospective) of any Company; or

                            (f) any changes in the personnel holding executive
management positions with any Company at the time of closing, including but not limited to, the Company's President and Chief Financial Officer.

                  5.5      Environmental Matters; Compliance with Laws.

                           (a)      Each Company shall:

                (i) immediately notify the Lender (and any other
         Person that any Company is required to notify pursuant to any applicable laws) once it is aware of a Release or threatened Release of Hazardous Substances on, from, or near any of the properties owned or used by any Company which might cause Contamination;

                                    (ii)  immediately notify the Lender once an
         environmental investigation or clean-up proceeding is instituted by any Person in connection with such properties;

                                    (iii)  fully comply with and assist any such
         environmental investigation and clean-up proceeding;

                 (iv) promptly execute and complete any Remedial
         Actions necessary to ensure that such properties are in compliance with all applicable laws and free from Contamination, and to ensure that no environmental liens or encumbrances are levied against or exist with respect to such properties, and provide the Lender with a certification from each agency having jurisdiction that such Remedial Actions have been completed to all such agencies' satisfaction;

               (v) immediately notify the Lender of any citation, notification, complaint, or violation which any Company receives from any Person which relates to or pertains to the making, storing, handling, treating, disposing, generating, transporting or Release of any Hazardous Substances;

              (vi) promptly upon the written request of the Lender, provide the Lender, from time to time, with an environmental site assessment or report, in form and substance satisfactory to the Lender, or at the Lender's option, permit the Lender, its agents, contractors and other representatives, to enter into any property owned or used by any Company in order to make such report or assessment, and at such other times and as often as the Lender may reasonably request, each Company will make available at its offices to the Lender or its representatives such historical and operational information (including the results of all samples sent for analysis), correspondence with official bodies, and environmental reviews conducted prior to and after the Closing Date regarding its properties as are within the possession, custody or control of any Company or which are reasonably available to them, and will make appropriate personnel employed by any Company having knowledge of such matters available for meetings with the Lender or its representatives; and

               (vii) comply, and cause all properties, assets, and operations owned or used by the Company to comply, in all material respects, with all applicable federal, state, local and other environmental, zoning, occupational safety, health, employment, discrimination, labor and other laws and regulations.

                            (b) If any Company shall fail to fully execute and
complete any requisite Remedial Action, the Lender may, but is not obligated to, make advances or payments toward performance or satisfaction of such Remedial Actions.

                            (c) If the Lender acquires equitable or legal title
to any of the Premises hereunder or under the Loan Documents, the Lender does not accept and shall not bear (nor shall any assignee or transferee of the Lender accept or bear) any responsibility for any Hazardous Substances in or about the Premises or for the actual or threatened Release thereof from the Premises. No provisions of the Loan Documents shall be interpreted to absolve or release the Companies from any liability or responsibility which they may have to any Person, under any local, state or federal statute or regulation, for Remedial Actions with respect to any such Hazardous Substances or for the actual or threatened Release of any such Hazardous Substances.

                            (d) If any action or claim is brought by the
Environmental Protection Agency or any other regulatory agency against any Company or the Premises arising from the presence in, or about the Premises, of Hazardous Substances or from the actual or threatened Release of such Hazardous Substances, the Companies shall immediately provide the Lender, as the Lender deems necessary, with a bond, in form and substance satisfactory to the Lender, against any and all damages or liabilities that may arise from any such action or claim.

                            (e) Each Company shall defend, indemnify the Lender
and hold the Lender harmless from and against all loss, liability, damage, cost, and expense, including without limitation, reasonable attorneys' fees, fines, or other civil and criminal penalties or payments, for failure of the Premises, the Collateral or any other operations, assets or property owned or used by such Company to comply in all respects with all environmental and other laws, caused, in whole or in part, regardless of fault, by such Company, or by any past, present or future owner, occupier, tenant, subtenant, licensee, guest or other person. The provisions of this Section 5.5(e) shall survive payoff, release, foreclosure, or other disposition of this Agreement, the Premises, the Collateral, or such other properties hereunder or otherwise. The Companies shall remain liable hereunder regardless of any other provisions hereof which may limit any Company's liability.

                            (f) All sums advanced or paid by the Lender under
this Section 5.5, including sums so advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, and including, without limitation, reasonable attorneys' fees, fines, or other penalties or payments, and all of the Companies' obligations to defend, indemnify and hold harmless the Lender, shall be deemed to be advances under the Note and shall be at once repayable. The Companies' obligations with respect thereto shall be evidenced by, and shall bear interest at the Default Rate and shall be secured and guaranteed, as the case may be, by the Security Documents.

                  5.6 Existence; Properties. Each Company will notify the Lender at least thirty (30) days before any change of name of any Company and will maintain:

                            (a) its existence and its qualification to do
business and good standing in each jurisdiction in which qualification is necessary for the proper conduct of its businesses;

                            (b) all licenses, permits and other authorizations
necessary for the ownership and operation of its properties and businesses; and

                            (c) its assets and properties (including all of the
Collateral) in good repair, working order and condition and to make all necessary or appropriate repairs, renewals, replacements and substitutions, so that the value and efficiency of all such assets and properties shall at all times be properly preserved and maintained.

                  5.7      Insurance.

                            (a) Each Company shall carry at all times, in
coverage, form and amount satisfactory to the Lender, hazard insurance (with fire, extended and vandalism and malicious mischief coverage and coverage against such other hazards as are customarily insured against by companies in the same or similar business), commercial general liability insurance, worker's compensation insurance, comprehensive automobile liability insurance, and such other insurance as the Lender may from time to time reasonably require under the Mortgage or otherwise, and pay all premiums on the policies for such insurance when and as they become due and do all other things necessary to maintain such policies in full force and effect. Each Company shall from time to time, upon request by the Lender, promptly furnish or cause to be furnished to the Lender evidence, in form and substance satisfactory to the Lender, of the maintenance of all insurance required to be maintained by this Section 5.7 including, but not limited to, such originals or copies, as the Lender may request, of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

                            (b) Each Company shall cause all hazard insurance
policies and any policies insuring personal property covered by the Security Documents to provide, and the insurers issuing such policies to certify to the Lender, that:

                  (i) the interest of the Lender shall be insured regardless of any breach or violation by either Company or the holder or owner of the policies of any warranties, declarations or conditions contained in such policies;

                  (ii) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Lender and such cancellation or change shall not be effective, as to the Lender, for thirty (30) days after receipt by Lender of such notice, unless the effect of such change is to extend or increase coverage under the policy;

                  (iii) the Lender will have the right, at its election, to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default; and

                  (iv) loss payments in each instance will be payable solely to the Lender as mortgagee or secured party, or otherwise.

                  5.8 Books and Records. Each Company will maintain accurate and complete records and books of account with respect to all its operations in accordance with GAAP, and will permit officers or representatives of the Lender to examine and make excerpts from such books and records and to visit and inspect its properties, both real and personal, at all reasonable times. In connection with any field audit of the Companies' records and books conducted pursuant hereto, such Company shall pay to the Lender a non-refundable field audit fee determined by reference to Lender's field audit fee schedule, as in effect from time to time.

                  5.9 Location of Business. Each Company will provide sixty (60) days' advance written notice to Lender of any change in the location of any place of business of any Company, whether the establishment of a new place of business or the discontinuance of a present place of business.

                  5.10 Financial Covenants.

                            (a) Current Ratio. The Companies, on a consolidated
basis, shall maintain a Current Ratio of not less than 1.75:1.00 as at December 31, 1996 and as at the close of each and every fiscal quarter thereafter.

                            (b) Liquid Asset Ratio. The Companies, on a
consolidated basis, shall maintain a ratio of (i) the sum of (A) cash, (B) Investments, and (C) accounts receivable to (ii) Current Liabilities of not less than 0.87:1.00 as at December 31, 1996 and as at the close of each and every fiscal quarter thereafter.

                            (c) Funded Debt to Tangible Net Worth Ratio. The
Companies, on a consolidated basis, shall maintain a ratio of Funded Debt to Tangible Net Worth of not more than 1.2:1.00 as at December 31, 1996 and as at the close of each and every fiscal quarter thereafter.

                            (d) Tangible Net Worth. The Companies, on a
consolidated basis, shall maintain Tangible Net Worth of not less than $41,000,000 at all times.

                            (e) Cash and Investments. The Companies, on a
consolidated basis, shall maintain cash and/or Investments in the aggregate equal to at least $5,000,000 at all times.

                  5.11 Group Health Plans. Each Company will comply in all material respects with the group health plan COBRA Continuation Coverage requirements of Code ss.4980B(f) and with all provisions of ss.1862(b)(1) of the Social Security Act. Each Company will furnish to Lender, as soon as possible and in any event within thirty (30) days after any Company knows or has reason to know, that any Company is not in compliance with any provision of Code ss.4980B(f) or ss.1862(b)(1) of the Social Security Act.

                  5.12 Location of Collateral. The Collateral will at all times be situated at the Facility or as provided under the Security Agreement, and the Borrower will provide sixty (60) days' advance written notice of any change in such locations.

                  5.13 Deposit Accounts. Each Company shall maintain deposit accounts with the Lender or at a depository institution approved by Lender.

                  5.14 Mechanic's Liens. If any mechanic's lien or security interest shall be filed against the Facility or any part thereof, or any interest therein, by reason of work, labor, services or materials supplied or claimed to have been supplied, or any municipal lien or other lien or encumbrance is recorded or filed and is not discharged (or if security therefor satisfactory to Lender has not been deposited with Lender) within thirty (30) days after the filing or recording thereof, then Lender may, at its option, pay and discharge said lien or encumbrance, in which case the sum which Lender shall have so paid shall be considered as part of the advances then due or thereafter to become due, as Lender may elect, shall bear interest at the Default Rate from the date of payment by Lender until the date of repayment, shall be evidenced by the Note, and shall be secured by the Security Documents.

                  5.15 Workmanship. All work performed on or with respect to the Facility to construct and equip the Improvements shall be performed in a good and workmanlike manner utilizing materials which are free from defects. Upon written notice from the Lender, the Borrower shall proceed with due diligence, at its own expense, properly to replace or cause the replacement of any defective material and the performance of any labor necessary to correct any defect in the work. If the Borrower fails, within thirty (30) days after written notice from the Lender, to replace or begin to replace defective materials or perform any labor required under this Section 5.15, the Lender may furnish such material and labor as is necessary to correct the work and the Borrower shall immediately reimburse the Lender therefor, together with interest thereon at the Default Rate.

                  5.16 Compliance with Law. In the performance of all work contemplated hereunder, the Borrower shall comply with the laws of the State of Alabama and the ordinances, regulations, and rules of any Federal or State agency and of any municipal or public authority of the municipality in which the Improvements may be erected and its various boards and departments which apply to or affect the Improvements or Facility, even though the particulars may not be set forth in the Plans and Specifications approved by Lender. The Borrower shall save the Lender harmless from all annoyances and fines, shall give the proper authorities all requisite notice relative to the work, and shall procure and pay for all necessary licenses and permits with respect thereto.

                  5.17 Materials Annexed. All materials delivered upon the Facility or upon the lots or highways nearby for the purpose of being used in the erection of the Improvements shall be considered annexed thereto and shall become a part of the Premises as if actually incorporated therein, and shall be subject, as against the Borrower and all Persons acting or claiming under them, to the rights, conditions, and covenants to which the Facility is subject under this Agreement. Nothing herein contained shall be construed to make Lender responsible for any loss, damage, or injury to the said materials nor for payment for the same.

                  5.18 Title to Materials. Without the written consent of the Lender, the Borrower shall not make or cause to be made or permit any contract for materials or equipment of any kind or nature whatsoever to be incorporated in or to become part of the Improvements, title to which is reserved under conditional sale, chattel mortgage, bailment lease, secured transaction, or otherwise in favor of a third person.

                  5.19 Trust Fund. To the extent applicable, the Borrower agrees to receive all Loan Advances to be made hereunder as a trust fund to be applied to, or to reimburse the Borrower for, the payment of the cost of the constructing and equipping of the Improvements as provided herein together with interest, fees, and any other charges due to the Lender, and such Loan Advances shall not be used for any other purpose.

                  5.20 Additional Information. The Borrower shall disclose to Lender, within one (1) Business Day of demand therefor, the names of all Persons with whom the Borrower has contracted or intends to contract in connection with the construction and equipping of the Improvements or the furnishing of any labor, materials, or services in connection therewith.

                  5.21 Construction Contract. The Borrower shall, on or before the execution hereof, execute and deliver the Construction Contract, which shall be subject to the review and approval by the Lender, which review and approval shall not be considered a substitute for the Company's review and approval. All change orders in the Construction Contract relating to the construction of the Improvements increasing or decreasing the cost thereof equal to or in excess of five percent (5%), individually or in the aggregate, must first receive written approval from the Lender before implementation, which approval may be withheld in Lender's sole discretion.

                  5.22 Plans and Specifications; Change Orders. Upon the request of the Lender, the Borrower shall provide to the Lender complete plans and specifications (collectively, the "Plans and Specifications") for the construction of the Improvements prior to the Closing Date, signed by the Company, the Contractor, and the Architect, and which Plans and Specifications shall set forth the layout, design, and dimensions of all Improvements. All change orders in the Plans and Specifications increasing or decreasing costs equal to or in excess of five percent (5%) of the amount of construction costs, individually or in the aggregate, or any change in specifications or materials used which significantly alters the construction of any of the Improvements and/or the Project as first presented to the Lender, must first receive written approval from the Lender before implementation, which approval may be withheld in Lender's sole discretion.

                  5.23 Budget. The Borrower shall provide the Budget to the Lender, which shall include a detailed breakdown of the estimated costs to be covered by the Loan Advances, which Budget shall be subject to review and approval by Lender. Any such review and approval by Lender shall be for the Lender's purposes only and shall not be considered a substitute for the Borrower's review and approval.

                  5.24 Construction; Installation. The Borrower shall diligently proceed to complete the Improvements within the Construction Period, employing sufficient workmen and supplying sufficient materials for that purpose. The Borrower shall substantially complete, or cause the completion of, the Improvements with any sewers, laterals, water and all other public utility connections, grading, paving, curbing and all other improvements, as may be required, ready for occupancy, within the Construction Period. If the Plans and Specifications do not fully provide for the completed Improvements or do not fully provide for all labor and materials necessary to provide such completed Improvements by the end of the Construction Period, or should the Plans and Specifications be inadequate in any respect, the Companies shall provide without delay all labor, materials, and whatever else is necessary to fully complete the Improvements.

                  5.25 Additional Equity Contribution. The Borrower shall provide, from sources other than the Loan, the funds necessary to pay the total construction costs of the Improvements in excess of the amounts available to the Borrower from the Loan Advances. If, at any time, the Lender shall determine that the undisbursed balance of the Loan Advances will be insufficient to pay the total cost of constructing the Improvements, the Borrower shall promptly provide the Lender with evidence satisfactory to the Lender that the Borrower has sufficient funds available to pay the increased costs as they are incurred, and the Lender reserves the right to require the Borrower to deposit with the Lender, within fifteen (15) Business Days after any request by Lender, sufficient funds to complete the construction of the Improvements prior to consenting to any further Loan Advances.

                  5.26 Construction Period. The Borrower shall complete the construction of the Improvements on or before the expiration of the Construction Period, in accordance with the Plans and Specifications, rules and regulations of any governmental authority having jurisdiction, and requirements of Lender.

                  5.27 Inspections. The Companies acknowledge and agree that the Lender, the Lender's inspecting engineer (or other qualified Person selected by the Lender) and other agents of the Lender are permitted to inspect the Improvements and the work being completed thereon at all reasonable times and the Company covenants and agrees to pay any and all standard and customary inspection fees charged by the Lender in connection with the foregoing.

                  5.28 Release of Liens. The Borrower shall, upon completion of the Improvements, furnish Lender or its counsel a complete release of liens by the Contractor and all Subcontractors and materialmen for the Improvements.

                  5.29 Additional Covenants of the Companies. So long as any amount is due and owing to the Lender hereunder and under the Note or the other Loan Documents, the Companies will, unless the Lender shall otherwise consent in writing:

                            (a) Comply with all of the covenants of the
Companies set forth herein; and

                            (b) Take any and all actions necessary or
appropriate to cause, or assist in causing, the issuance of the Bonds.

                  5.30 Taxes and Claims. The Companies will pay and discharge all taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits, or upon any properties or assets belonging to them, prior to the date on which penalties attach thereto, except for any such tax, assessment, charge, levy or other claim the payment of which is being contested in good faith and by proper proceedings and against which they maintain adequate reserves.

                  5.31 Expenses. The Companies shall be liable for and shall promptly pay all fees, expenses and charges in connection with the Project, including, but not limited to, recording fees, filing fees, escrow fees, closing costs, appraisal fees, appraisal review fees, inspection fees, environmental inspection fees and other environmental costs, survey costs, Lender's architectural and engineering expenses, mortgage taxes, documentary stamps, revenue stamps and any other charges applicable to the transactions described herein. The Companies also agree to reimburse the Lender for its out-of-pocket expenses, including reasonable counsel fees, incurred in connection with the development, preparation, negotiation, execution, amendment, extension, modification, and enforcement of this Agreement, the other Loan Documents and all related documents, and, with respect to any amendment or modification, regardless of whether the amendment or modification is requested or initiated by the Companies or the Lender. At the time of the Closing, the Companies shall pay all such fees, expenses, and charges which have then been incurred. All such expenses incurred thereafter shall be paid within fifteen (15) days after notice by Lender.

                  5.32 Updated Survey. Within thirty (30) days following completion of the Improvements, the Borrower shall have caused the survey delivered to the Lender pursuant to Section 4.1(q) to be updated to reflect the completion of the Improvements pursuant hereto, which updated survey shall be satisfactory, in all respects, to the Lender and reflect, among other things, that the Facility is in compliance with all setback requirements, zoning regulations, and all other laws, rules, and regulations pertaining thereto.

                  5.33 Utilities. Upon the request of the Lender at any time after the Closing Date, the Borrower shall submit to the Lender evidence, satisfactory to the Lender, that electric, gas, sewer, water and all other necessary utility services are available at the Facility to efficiently serve the Improvements with sufficient capacity.

                  5.34 Assignment of Labor/Material Bond. At the request of the Lender at any time after the Closing Date, the Borrower shall, as additional security for the Obligations, pledge, assign and transfer to the Lender all of its right, title, and interest (but none of its duties, obligations, or liabilities) in and to any and all payment, performance, and other bonds obtained at any time by the Borrower or any other Company which, directly or indirectly, assure the payment and/or completion of the Improvements, all of which shall be completed pursuant to and in accordance with agreements, documents, and instruments which are satisfactory, in form and substance, to the Lender and its counsel and which shall, upon execution, be deemed to be a part of the Collateral and the Security Documents, as appropriate.

                  SECTION 6.  NEGATIVE COVENANTS.

                  The Companies covenant and agree that from and after the effective date of this Agreement and so long as any of the Obligations remain outstanding and unpaid, in whole or in part, the Companies will observe the following covenants unless the Lender shall otherwise consent in writing:

                  6.1 Debt. The Companies will not create, incur, assume or suffer or permit to exist any Debt, including indebtedness for borrowed money or any indebtedness constituting the deferred portion of the purchase price of any property, except:

                            (a) any Obligations, whether evidenced by the Note
or any other instruments;

                            (b) any Debt to the Lender;

                            (c) Debt to suppliers and other trade creditors
incurred in the ordinary course of business by each Company;

                            (d) Subordinated Indebtedness; and

                            (e) any other Debt permitted under the Existing Loan
Documents.

                  6.2 Liens. The Companies will not create, assume, or suffer to exist, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind upon the Facility or any of their other assets, whether now owned or hereafter acquired, except:

                            (a) (i) the liens and security interests created or
permitted by the Security Documents, and (ii) the liens and security interests in existence as of the Closing Date which are described on Schedule 6.2(a)(ii);

                            (b) purchase money liens on and security interests
in equipment hereafter acquired securing Debt permitted by Section 6.1(e), provided that such liens and security interests attach only to the equipment so acquired and do not encumber any other property of the Companies;

                            (c) liens for taxes not yet payable or being
contested in good faith by appropriate proceedings and for which adequate reserves have been provided on the books of the Companies;

                            (d) mechanics', materialmen's, warehousemen's,
carriers' or other like liens arising in the ordinary course of business of the Companies, arising with respect to obligations which are not overdue for a period longer than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided on the books of the Companies;

                            (e) deposits or pledges to secure the performance of
bids, tenders, contracts, leases, public or statutory obligations, surety or appeal bonds or other deposits or pledges for purposes of a like general nature or given in the ordinary course of business by the Companies;

                            (f) other encumbrances consisting of zoning
restrictions, easements, restrictions on the use of real property or minor irregularities in the title thereto, which do not arise in connection with the borrowing of, or any obligation for the payment of, money and which, in the aggregate, do not materially detract from the value of the Premises or the business, properties or assets of the Companies; and

                            (g) any other liens permitted under the Existing
Loan Documents.

                  6.3 Disposition of Assets. The Companies will not liquidate or dissolve themselves (or suffer any liquidation or dissolution), or convey, sell, lease, pledge, or otherwise transfer or dispose of all or any substantial part of their properties, assets or business except that (a) any Company may merge into or transfer assets to its parent corporation (so long as it is another Company), and (b) any Company (other than Central Sprinkler Company) may merge into or consolidate with or transfer assets to any other Company.

                  6.4 Disposition of Accounts. The Companies will not sell, discount or otherwise dispose of its notes, accounts, chattel paper, documents, general intangibles or instruments, except to or with the Lender hereunder.

                  6.5 Sales and Lease-Backs. The Companies will not enter into any arrangement, directly or indirectly, with any Person, whereby the Companies shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which the Companies intend to use for substantially the same purpose or purposes as the property being sold or transferred.

                  6.6 Contingent Liabilities. Except as set forth on Schedule
6.6 and except as permitted under the terms of the Existing Loan Documents, the Companies will not become or remain liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, whether by guarantee, suretyship, posting of bond or other security, endorsement, agreement to supply or advance funds, agreement to maintain working capital or net worth, agreement to purchase or repurchase goods or services whether or not such goods or services are actually acquired, "take-or-pay" or other arrangement to protect any obligee from loss or otherwise, except that the Companies may endorse negotiable instruments for collection in the ordinary course of their business.

                  6.7 Continuance of Business. The Companies will not engage in any line of business other than those in which the Companies are actively engaged on the Closing Date.

                  6.8 Voluntary Prepayments; Modification of Certain Debt Instruments. The Companies will not (a) prepay, purchase, redeem or otherwise acquire for value prior to the stated maturity thereof all or any part of any Debt of the Companies for borrowed money (other than the Obligations as provided herein or Debt to the Lender in the manner provided therein), or (b) amend, modify or supplement in any way, or request any waiver of the provisions of, any instrument providing for or evidencing any Debt of Companies for borrowed money or constituting the deferred purchase price of property or assets.

                  6.9 Removal and Protection of Property. The Companies will not remove (other than in the ordinary course of business) any equipment, inventory, or general intangibles from the place of business where presently located, nor permit the value of any property to be impaired or any equipment to become a fixture or an accession to other goods.

                  6.10 Transactions with Affiliates. Except as expressly permitted by this Agreement or the Existing Loan Documents, the Companies will not, directly or indirectly:

                            (a) make any investment in, or loan or advance to,
an Affiliate except for advances and loans between or among the Companies which are made in the ordinary course of the Companies' business as heretofore conducted so long as no Default or Event of Default has occurred prior thereto or would be caused thereby;

                            (b) transfer, sell, lease, assign or otherwise
dispose of any assets to an Affiliate;

                            (c) merge into or consolidate with or purchase or
acquire assets from an Affiliate; or

                            (d) enter into any other transaction directly or
indirectly with or for the benefit of any Affiliate (including, without limitation, any guarantees or assumptions of obligations of an Affiliate);

provided that the Companies may enter into any transaction with an Affiliate for the leasing of property, the rendering or receipt of services or the purchase or sale of assets in the ordinary course of business for a consideration which is substantially as advantageous to the Companies as the consideration which it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  6.11 Handling of Hazardous Substances. The Companies will not permit to be used in its business or operations, or produce as a result or as a by-product of their business or operations, or store or hold at any site or location at which they conduct their business or operations, or at any other property, Hazardous Substance unless the Companies strictly and fully comply with all requirements of any applicable law, regulation, decision or edict relating to the special handling, collection, storage, treatment, disposal, or transportation of such Hazardous Substance. The Companies will not permit the Release or threatened Release of any Hazardous Substance on, from, or near their respective properties which might cause Contamination.

                  6.12 Use of Proceeds. The Companies will not directly or indirectly, apply any part of the Loan Advances to the purchasing or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

                  6.13 Satisfactory Management. The Companies acknowledge that the Lender is relying upon the abilities of the Companies' senior executive management as a material inducement for the Lender to enter into this Agreement. Therefore, the Companies shall, at all times, maintain management which is acceptable to the Lender in its reasonable discretion. In particular, the Companies shall not cause or permit George G. Meyer to cease to be active in Central Sprinkler Corporation's senior executive management for any reason (including death or disability) unless replaced with a similarly qualified person who is reasonably satisfactory to the Lender.

                  SECTION 7.  EVENTS OF DEFAULT, REMEDIES.

                  7.1 Events of Default. Any one or more of the following events shall constitute an Event of Default:

                            (a) Voluntary Bankruptcy. (i) The commencement by
any Company of a voluntary case under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation, or other similar law; (ii) the consent by any Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Company or for any substantial part of its respective property or assets; or (iii) the making by any Company of any assignment for the benefit of creditors; or (iv) the failure of any Company generally to pay its debts as such debts become due; or (v) the taking of any action by any Company in furtherance of any of the foregoing.

                            (b) Involuntary Bankruptcy. The entry of a decree or
order for relief by a court having jurisdiction in respect of any Company in an involuntary case under the Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Company or for any substantial part of its property or assets, or ordering the winding-up or liquidation of their respective affairs and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days.

                            (c) Levies. The issuance of any writ of execution
against the Facility or against any other property of any Company and the continuance of such writ of execution unstayed and in effect for a period of fifteen (15) days.

                            (d) Governmental Requirements. The failure of the
Borrower to comply with any requirements of any governmental authority concerning the Facility within fifteen (15) days after notice in writing of such requirements shall have been given to the Borrower; provided, however, that the Borrower may in good faith contest such requirement with the prior written consent of the Lender, which consent may be granted or withheld at the Lender's sole discretion.

                            (e) Non-payment. (i) The failure by the Borrower to
pay the principal or interest or other sum on the Loan Documents when it becomes due and payable, at maturity or otherwise, or (ii) the failure of any Company to pay when due any other amount payable to Lender, whether under this Agreement or otherwise, when due and payable, and such failure, in the case of either clause
(i) or (ii), shall continue unremedied for a period of five (5) days after written notice has been given to such Company by the Lender.

                            (f) Falsity of Representations and Warranties. Any
representation or warranty made by any Company in this Agreement or in any Loan Document or in any certificate, financial or other statement furnished at any time under or in connection with this Agreement or any Loan Document shall be false or misleading in any material respect.

                            (g) Failure to Perform Certain Covenants. Any
failure of any Company to observe or perform each and every one of the terms, covenants, promises, and agreements on its part to be observed and performed under any of the Loan Documents or any of the other documents delivered to Lender in connection herewith and, except for breaches of Financial Covenants, the continuation of such failure for a period of thirty (30) days after the earlier of (i) written notice thereof from Lender to such Company or (ii) the date as of which an executive officer of any Company becomes aware of such failure.

                            (h) Default Under Other Obligations. Any Company (i)
defaults in the payment of principal or interest on any material obligations for borrowed money (including, without limitation, any Debt due and owing to the Lender) or for the deferred purchase price of property beyond any period of grace provided with respect thereto, or (ii) defaults in the performance of any other material agreement, term, or condition contained in any such obligation or in any material agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to then cause, such obligation to become due prior to its stated maturity.

                            (i) Default Under the Loan Documents. The occurrence
of any default under any of the other Loan Documents, including the Note and Mortgage.

                            (j) Default Under the Existing Loan Documents. The
occurrence of a default or event of default under or as defined in any of the Existing Loan Documents (including, without limitation, the occurrence of any Event of Default under and as defined in the 1994 Term Loan Agreement).

                           (k)      ERISA.

               (i) (A)(1) Any Employee Pension Plan of any Company is terminated within the meaning of Title IV of ERISA, or (2) a trustee is appointed by the appropriate United States District Court to administer any such Employee Pension Plan, or (3) the PBGC institutes proceedings to terminate any such Employee Pension Plan, or (4) any Reportable Event occurs which the Lender determines in good faith indicates a substantial likelihood that an event described in (1), (2), or (3) above will occur, or (5) any Company or any of its Controlled Group Members incur any Withdrawal Liability with respect to any such Multiemployer Plan or (6) any such Multiemployer Plan enters Reorganization, and (B) with respect to events described in (1)-(4) above only, the benefit liabilities (within the meaning of ERISA ss.4001(a)(16)) exceed the market value of the assets in the fund under such Employee Pension Plan by five percent (5%) or more of any Company's or its Controlled Group Members' tangible net worth;

               (ii) There occurs an Accumulated Funding Deficiency with respect to any such Employee Pension Plan;

               (iii) There occurs any Accumulated Funding Deficiency with respect to any such Employee Pension Plan and any Company or any of its Controlled Group Members fail to correct such Accumulated Funding Deficiency prior to the end of the taxable period within the meaning of Code ss.4971(c)(3); or

               (iv) Any such Employee Pension Plan loses its tax-qualified status.

                            (l) Group Health Plans. Failure by any Company to
provide COBRA Continuation Coverage under group health plans for separating employees in accordance with Section 4980B(f) of the Code at the time continuation coverage is to be made available, or any failure by any Company to comply with Section 1862(b)(1) of the Social Security Act.

                            (m) Unenforceability. (i) Any material provision of
any of the Loan Documents shall at any time for any reason cease to be a valid and binding obligation of any Company, or shall be declared to be null and void and, in either such event, such Company cannot or will not enter into identical documents which in the judgment of the Lender will constitute binding obligations of such Company or (ii) the validity or enforceability thereof shall be contested by any Company or any governmental agency or authority, or any Company shall deny that it has any further liability or obligation under any Loan Document to which it is a party.

                            (n) Security Interests. The security interests
granted by any Company to the Lender under the Security Documents shall at any time fail to be priority perfected security interests in accordance with the lien priorities set forth herein.

                            (o) Judgments. A final judgment or judgments in
excess of One Hundred Thousand Dollars ($100,000), either singly or in the aggregate, for the payment of money shall be rendered by a court of record against any Company and such Company shall not discharge such judgment or provide its discharge in accordance with its terms, or procure a stay of execution thereof, within thirty (30) days from the date of the entry of the judgment and within such period of thirty (30) days, the execution of such judgment shall have been stayed, appeal therefrom shall have been made by the Company and the execution thereof shall have been stayed during such appeal period.

                            (p) Discontinuance of Construction. A
discontinuation in the construction of any of the Improvements for a period of fifteen (15) consecutive days for any reason whatsoever, except strikes, acts of God, or similar elements of force majeure.

                            (q) Material Amendments to Construction Contract.
The making by the Borrower of any material amendment in the Construction Contract or the failure of the Borrower to pursue promptly any remedy under the Construction Contract in the event of any material default by the Contractor.

                            (r) Condemnation Proceeding. All or any part of the
Facility shall have been taken in and pursuant to a condemnation or similar proceeding.

                  7.2      Termination; Acceleration.

                            (a) If an Event of Default shall occur and the
Lender shall have given notice to the Borrower of the occurrence of such Event of Default as provided herein, THEREUPON:

              (i) in the case of an Event of Default other than one referred to in clause (a) or (b) of Section 7.1, the Lender may, (A) by written notice to the Borrower declare the principal amount then outstanding of and accrued interest on the Loan to be forthwith due and payable whereupon such amounts shall be immediately due and payable, all without presentment, demand, protest or other formalities of any kind to the Companies, all of which are hereby expressly waived by the Companies, and (B) by written notice to the Borrower, terminate all credit availability under the Loan;

                (ii) in the case of the occurrence of an Event of Default referred to in clause (a) or (b) of Section 7.1, (A) the principal amount then outstanding of and the accrued interest on the Loan shall become automatically immediately due and payable, all without presentment, demand, protest or other formalities of any kind to the Companies, all of which are hereby expressly waived by the Companies; and

               (iii) the Note shall immediately and automatically begin to bear interest at the Default Rate, which Default Rate shall remain in effect following the entry of judgment under the Note and until the payment thereof in full.

                            (b) If an Event of Default has occurred, the Lender
may exercise, or cause to be exercised, any and all such remedies as the Lender may have under the Loan Documents or any agreement executed in connection therewith, or as the Lender may have at law or in equity.

                  7.3 Possession. Upon the occurrence of an Event of Default, it shall be lawful for Lender at its discretion to enter upon the Facility and take possession thereof, and all materials and supplies located on the Facility, and proceed in its own name or in the name of the Borrower as its attorney in fact, being so authorized irrevocably by the Borrower to complete any Improvements on which construction has commenced at the cost and expense of the Borrower according to the terms and conditions hereof, and to make contracts, which in its opinion it may deem advisable, and to recover hereunder, or under the Note and the Mortgage any amount or amounts so expended for such performance, together with any costs, charges, or expenses incidental thereto or otherwise incurred or expended by it, or on its behalf, in connection with the Improvements. In the event of a proceeding under this Agreement or of the entry of judgment on the Note and the Mortgage for recovery and reimbursement for any moneys expended by Lender in connection with any Improvements upon the Facility, a statement of said expenditures verified by the affidavit of an officer of Lender shall be prima facie evidence of the amounts so expended and of the propriety and necessity for such expenditures, and the burden of proving the contrary shall be upon the Borrower. Lender shall have the right to use any funds or securities or other property in its possession relating to the construction of such Improvements, to secure the completion of such Improvements and to pay the debt therefor, and if Lender shall proceed as herein provided, the Borrower agrees upon exhaustion of the moneys or other assets relating to the construction of such Improvements, to deliver and pay to Lender such sums of money as it may from time to time demand for the purpose of completing such improvements, or of paying any liability, charge, or expense which may have been incurred or assumed by it under or in pursuant hereof, or for the purposes of the construction thereof.

                  7.4 Set-Off. Upon the occurrence of an Event of Default, in addition to all other rights and remedies available, the Companies authorize Lender to set off against the unpaid balance of the Obligations any debt owing by them to the Companies and any funds in any deposit account maintained by the Companies with the Lender.

                  7.5 No Marshalling. Lender shall not be required to marshal any present or future security for, or guarantees of, the Obligations held by it or to resort to any such security or guarantee in any particular order and the Companies waive, to the fullest extent that they lawfully can, (a) any right they might have to require Lender to pursue any particular remedy before proceeding against them, and (b) any right to the benefit of, or to direct the application of the proceeds of any Collateral until the Obligations have been paid in full.

                  7.6 Site Assessments; Appraisals. In connection with Lender's consideration of enforcement or preservation of rights under any Loan Document, if an Event of Default shall occur, the Companies shall permit such persons ("Site Reviewers") as Lender may select to visit the Facility and perform such environmental and other site investigations and assessments thereof ("Site Assessments") for the purpose of determining whether the Facility are subject to any Contamination or other condition which could result in any liability, cost or expense to the owner or occupier thereof relating to Hazardous Substances or otherwise. Such Site Assessments may include both above- and below-the-ground sampling and/or testing for Contamination and such other tests as may be necessary in the opinion of the Site Reviewers. The Companies shall supply to the Site Reviewers such historical and operational information, including the results of all samples sent for analysis, correspondence with official bodies and previous environmental audits or environmental reviews regarding the Facility as are within their possession, custody or control or which are reasonably available to it, and will make available for meetings with the Site Reviewers appropriate personnel employed by the Companies having knowledge of such matters. The Companies shall also permit the Lender and its agents and representatives to enter upon the Facility for the purpose of performing an appraisal of the Facility, in such form and manner as the Lender may deem reasonably appropriate. The cost of performing all Site Assessments and appraisals shall be paid by the Companies within five (5) days after demand by Lender. The provisions of this Section 7.6 are in addition to all other rights of Lender under this Agreement and the other Loan Documents.

                  7.7 Additional Remedies. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Lender in law or equity, all of which rights and remedies are specifically reserved by Lender, and the failure to exercise the remedies herein provided shall not preclude the resort to any other appropriate remedy or remedies nor shall use of the said remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies which by law or equity shall be vested in Lender for the recovery of damages or otherwise in the event of a breach of any of the covenants herein contained on the part of the Companies to be kept, observed and performed. No failure or delay on the part of Lender in exercising any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 8.  MISCELLANEOUS.

                  8.1 No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party. Notwithstanding anything contained herein or in the Mortgage, the Note, any of the other Loan Documents, or any documents executed in connection with the Project, or any conduct or course of conduct by any or all of the parties hereto, or their respective affiliated companies, agents or employees, before or after signing this Agreement or any of the other aforesaid documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, agents or employees in favor of any contractor, subcontractor, supplier of labor or materials or any of their respective creditors, or any person or entity other than the Companies.

                  8.2 No Lender Warranties. Although Lender, including its agents, has a right hereunder to inspect the Budget, cost estimates, and other documents and matters pertaining to the purchase of machinery and equipment at the Facility and the Improvements, such inspections are solely for the protection of Lender, and the Companies agree for themselves and anyone claiming a third-party interest herein, that Lender is not making any implied warranties or representations as to any matters pertaining to any Improvements, and that Persons not parties hereto have no right to rely on Lender for any matter whatsoever. The Companies agree for themselves and anyone claiming a third-party interest herein, that disbursement of Loan Advances and approval thereof by the Lender shall neither be evidence of performance by the Companies of their obligations hereunder or under any other agreements with respect thereto nor shall such disbursement constitute an acceptance of any defective or faulty work or improper materials.

                  8.3 Survival of Representations and Warranties. All representations, warranties, covenants and agreements made in this Agreement and in any certificates delivered pursuant thereto shall survive the execution and delivery of this Agreement and the issuance of the Note.

                  8.4 Participations. The Lender reserves the absolute right to assign all or any portion of its interests in the Obligations and/or the Loan Documents or to participate with other lending institutions in the Loan and the Loan Documents on such terms and at such times as the Lender may determine from time to time, all without any consent thereto or notice thereof by or to the Companies. The Companies hereby grant to each participating lending institution, to the extent of each institution's participation in the Obligations, the right to set off deposit accounts maintained by the Companies with such institution.

                  8.5 Miscellaneous. No failure by Lender to comply with any provision or provisions of this Agreement, and no waiver on the part of any party in exercising any rights hereunder, shall operate as a waiver of any rights of Lender. No waiver of a Default or Event of Default shall affect any subsequent Default or Event of Default or impair any rights of Lender consequent thereon. Any approval given by Lender in whole or in part to advance funds hereunder before the time or times provided herein shall not waive or impair any of the provisions hereof or any of the rights or remedies of Lender hereunder or affect the security hereunder given or any of the rights or remedies of Lender as to such security, nor shall so doing be or be construed to be a variance from this Agreement. Tardiness in enforcing any provision hereof shall not be set up as a waiver by Lender of any of its rights hereunder and all covenants on the part of the Companies hereunder to be kept and performed may be enforced by Lender at any time until all Obligations are satisfied.

                  8.6 Notices. All notices, requests and demands to or upon the respective parties hereto shall, if mailed, be sent postage prepaid, registered or certified mail, return receipt requested, or may be sent by courier system providing for receipt of delivery, or by telecopy, addressed as follows:

                  To Companies:      Central CPVC Corporation
                                     Central Sprinkler Corporation
                                     Central Sprinkler Company
                                     Central Castings Corporation
                                     451 North Cannon Avenue
                                     Lansdale, Pennsylvania  19446
                                     Telecopy No.:  (215) 362-5385

                                     Attention: Mr. Albert T. Sabol,
                                                Executive Vice President

                  With a copy to:    Morgan, Lewis & Bockius LLP
                                     2000 One Logan Square
                                     Philadelphia, Pennsylvania 19103
                                     Telecopy No.: (215) 963-5299

                                     Attention: Thomas J. Sharbaugh, Esquire

                  To Lender:         CoreStates Bank, N.A.
                                     2240 Butler Pike
                                     Plymouth Meeting, Pennsylvania 19462
                                     Telecopy No.: (610) 834-2069

                                     Attention: Mr. William Johnston,
                                                Vice President

                  With a copy to:    Stevens & Lee, P.C.
                                     One Glenhardie Corporate Center
                                     Suite 202
                                     1275 Drummers Lane
                                     P.O. Box 236
                                     Wayne, Pennsylvania  19087-0236
                                     Telecopy No.:  (610) 687-1384

                                     Attention: Steven M. Tyminski, Esquire

All such notices and other communications shall be effective (i) if mailed, on the earlier of three (3) days after the date when mailed or when received; (ii) if sent by overnight delivery or sent by courier, or telecopy, when received; or
(iii) if delivered, when delivered.

                  8.7 Conflicts Between Instruments. In the event of any conflict between the provisions of this Agreement and the provisions of the Note, the Mortgage or any other Loan Documents or any other document executed and/or delivered in connection with the Loan Documents (including, without limitation, any provisions with respect to the delivery of notice of default and the granting of any opportunity to cure), the provisions of this Agreement shall prevail, notwithstanding any provision in any other document to the effect that such other document shall be deemed controlling.

                  8.8 Indemnity. The Companies hereby agree, whether or not any of the transactions contemplated in the Loan Documents shall be consummated, to pay, assume liability for, and indemnify, protect, defend, save and keep harmless the Lender from and against, any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, but not limited to, legal and investigative fees and expenses) of whatsoever kind and nature, including, but not limited to claims based upon negligence, strict or absolute liability, liability in tort, latent and other defects (whether or not discoverable), and any claim for patent, trademark or copyright infringement which may from time to time be imposed on, incurred by or asserted against the Lender (whether or not any such claim is also indemnified or insured against by any other Person) in any way relating to or resulting from this Agreement, any Loan Document, or any of the transactions contemplated herein or therein excluding, however, any of the foregoing which is caused by the gross negligence or willful misconduct of the Lender, as determined by a final judgment of a court of competent jurisdiction. The provisions of this subsection shall survive the payoff, release, foreclosure or other disposition, as applicable, of this Agreement, the Obligations or the Collateral.

                  8.9 Entire Agreement. This Agreement contains the entire agreement between the parties hereto, and there have not been nor are there oral agreements between the parties of any kind whatsoever as a condition precedent to or as an inducement for anyone to sign this Agreement. This Agreement may not be changed or amended in any manner whatsoever except with the written consent of the parties hereto.

                  8.10     Subsidiaries; Successors.

                            (a) The Companies covenant and agree to cause any
Subsidiaries of the Companies to be in full and complete compliance with the affirmative and negative covenants of Sections 5 and 6, whether or not such Subsidiaries are expressly referred to therein.

                            (b) The terms, conditions, covenants, agreements,
powers, privileges, notices and authorizations herein contained, mentioned or referred to, shall extend to, be binding upon and available for the successors and, to the extent permitted hereunder, upon the assigns of each of the respective parties hereto.

                  8.11 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the domestic internal laws of the Commonwealth of Pennsylvania (other than any Loan Documents which by their express terms are intended to be governed by the laws of the State of Alabama) without regard to its rules pertaining to conflict of laws.

                  8.12 Severability. Any provision of any of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

                  8.13 Headings. Article and Section headings in this Agreement and the Loan Documents are included therein for the convenience of reference only and shall not constitute a part of the applicable documents for any other purpose.

                  8.14     Waiver of Trial by Jury; Jurisdiction.

                            (a) Each party to this Agreement agrees that any
suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this Agreement or any other Loan Document or which in any way relates, directly or indirectly, to the Loan, or any event, transaction, or occurrence arising out of or in any way in connection with the Loan, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE COMPANIES ACKNOWLEDGE AND AGREE THAT THIS SECTION 8.14 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES AND THAT THE LENDER WOULD NOT MAKE THE LOAN IF THIS WAIVER OF JURY TRIAL SECTION WERE NOT A PART OF THIS AGREEMENT.

                            (b) For the purpose of any suit, action or
proceeding arising out of or relating to this Agreement, the Note, or Loan Documents, the Companies hereby irrevocably consent and submit to the jurisdiction and venue of any of the Courts of the Commonwealth of Pennsylvania including, without limitation, the Court of Common Pleas of Montgomery County and the Federal District Court for the Eastern District of Pennsylvania, and appoint and constitute the Secretary of State of the Commonwealth of Pennsylvania as their agent to accept and acknowledge on their behalf all service of process in connection with any such matter, copies of which process shall be mailed or delivered to the Companies. The Companies irrevocably waive any objection which they may now or hereinafter have to the laying of the venue of any suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentence shall be deemed in every respect effective and valid personal service of process upon the Companies. The provisions of this Section 8.14 shall not limit or otherwise affect the right of the Lender to institute and conduct action in any other appropriate manner, jurisdiction or court.

                  8.15 Release. Upon full payment and satisfaction of the Obligations and the interest thereof, as provided in Section 2 hereof, the parties shall thereupon automatically each be fully, finally, and forever released and discharged from any further claim, liability or obligation in connection with the Loan except as expressly set forth herein, and also except to the extent a payment received by the Lender is determined to be a preference or similar voidable transfer.

                  8.16 Performance by Lender. If the Companies shall fail to observe or perform any of the terms, agreements or covenants contained in this Agreement, or in any other Loan Document, the Lender may, in its discretion, but without any obligation or duty to do so, and without waiving any Default, or Event of Default, perform any of such terms, agreements or covenants, in part or in whole, and any money advanced or expended by the Lender in or toward the fulfillment of such terms, agreements or covenants, shall be due on demand and become a part of and be added to the indebtedness due under the Note and secured as herein provided with interest thereon at the rate specified in such Note from the date of the respective advance or expenditure. Lender's rights contained in this Section 8.16 shall be an addition to all of Lender's rights under Section 5.5(b) and otherwise, and Lender may, at its sole election, exercise any one or more, or all, of such rights alternatively or concurrently.

                  8.17 Cross-Default. The Companies expressly acknowledge and agree that a default or event of default under or as defined in the Existing Loan Documents shall be an Event of Default under this Loan Agreement, and that a Default or Event of Default under this Loan Agreement shall be an event of default under or as defined in the Existing Loan Documents. Each of the

Existing Loan Documents shall be deemed, and hereby is, modified and amended to provide for the cross-default provisions set forth herein.

                  IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                    CENTRAL CPVC CORPORATION, an Alabama
                                    corporation

                                    By   /s/     Albert T. Sabol
                                       ---------------------------------------
                                             Albert T. Sabol, Executive Vice
                                             President - Finance and
                                             Administration


                                    CENTRAL SPRINKLER CORPORATION, a
                                    Pennsylvania corporation

                                    By   /s/     Albert T. Sabol
                                       ---------------------------------------
                                             Albert T. Sabol, Executive Vice
                                             President - Finance and
                                             Administration


                                    CENTRAL SPRINKLER COMPANY, a Pennsylvania corporation

                                    By   /s/     Albert T. Sabol
                                       ---------------------------------------
                                             Albert T. Sabol, Executive Vice
                                             President - Finance and
                                             Administration


                                    CENTRAL CASTINGS CORPORATION, an Alabama corporation

                                    By    /s/     Albert T. Sabol
                                       ---------------------------------------
                                             Albert T. Sabol, Executive Vice
                                             President - Finance and
                                             Administration

                                                               ("Companies")


                                    CORESTATES BANK, N.A., a national banking association

                                    By   /s/  William Johnston,
                                       ---------------------------------------
                                             William Johnston,
                                             Vice President

                                                               ("Lender")

SCHEDULES:

A -               Budget
3.1               Subsidiaries
3.2               Required Consents
3.5               Litigation
3.6               Permitted Encumbrances
3.7               Licenses; Intellectual Property
3.10              Loss Contingencies
3.16              Transactions With Affiliates
3.18              Environmental Matters
3.29              Equipment Schedule
6.2(a)(ii)                 Existing Liens
6.6               Contingent Liabilities

Exhibits:

A -      Construction Contract

                                   *Schedule A

                                 CPVC Expansion

                                  Fixed Assets

Investment for CPVC Project:

Land                               $  287,000
Building                           $2,570,000
Fire Production                    $  120,000
Equipment Moving                   $   75,000
Silo                               $  180,000
Silo Sale                            ($90,000)
Landscape/Signage                  $   13,000
Engineering                        $   40,000

Total Building Cost                $3,195,000

Equipment Purchases:

Maching Shop Equipment
Manual Lathes                      $   35,000
CNC Lathe                          $  100,000
CNC Mill                           $  135,000
Manual Mills                       $   40,000

Sub Total                          $  310,000


Plant Equipment:

Air Compressors                    $   40,000
Fork Trucks                        $   30,000
Conveyors                          $   50,000
Rack Equipment                     $   30,000
Office Furniture                   $   25,000

 Extrusion Line                    $   175,000
 Injection Molding                 $   130,000

 Sub Total                         $   480,000

 Total Plant & EQ                  $   790,000

 Total Cost                        $ 3,985,000

 Tube Mill & Blazemaster II:

 Building                          $   700,000

 M & E                             $ 2,815,000

 Grand Total                       $ 7,500,000
                                   -----------

*to the extent the costs set forth herein related to the Improvements

                                  SCHEDULE 3.1

                               CORPORATE STRUCTURE


                                        ________________________
                                       |                        |
                                       | CENTRAL SPRINKLER CORP |
                                       |________________________|
                                                   |
                                                   |
                                                   |
                                __________________100%___________________________________________________
                    ____________|____________                      _____________|__________   __________|__________
                    |Central Sprinkler Company|                   |  CSC Finance Company   | | Spraysafe Automatic |
                    |                         |                   |                        | |    Sprinklers Ltd.  |
                    |_________________________|                   |________________________| |_____________________|
                                |                                              |
                                |                                              |
                               100%                                           100%
                        ________|________                                      |
                        |                |                                     |
             ___________|______    ______|________________           __________|____________
            |                  |  |                       |         |                       |
            |Central CPVC Corp.|  | Central Castings Corp.|         |CSC Investment Company |
            |__________________|  |_______________________|         |_______________________|


                                  SCHEDULE 3.2

                                Required Consents

None

                                  SCHEDULE 3.5

                                   Litigation

While there are various claims pending and threatened against the Company pursuant to the ordinary conduct of business, these claims are not expected to have any material adverse effect on the consolidated financial position of the Company.

                                  SCHEDULE 3.6

                             Permitted Encumbrances

Those permitted under Section 5.11 of the loan agreement dated 4/14/94 between Fidelity Bank and Central Sprinkler Company and those permitted under Section
5.06 of the loan agreement dated 4/29/94 with CoreStates Bank N.A.

                                  SCHEDULE 3.7

                         Licenses: Intellectual Property

         The Company is a party to patent licensing agreements. Refer to
Schedule 6.6 for footnote #15 of the Annual Report to shareholders for discussion.

         The Company is also party to a license agreement with CSC Finance Company; a copy of which is attached.

                                   ASSIGNMENT

         THIS ASSIGNMENT is made by Central Sprinkler Corporation as of the 1st day of November 1988 pursuant to the terms set forth below:

                                   Background

         The Assignor has certain rights to the tradenames and trademarks shown on Exhibit A hereto, and the Assignor desires to assign all of such rights (the "Rights") to CSC Finance Company (the "Assignee") in connection with a proposed Trademark License Agreement (the "Agreement").

         NOW, THEREFORE, the Assignor, intending to be legally bound hereby and in consideration of the Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns to the Assignee all of its right, title and interest in and to the Rights.

         The Assignor agrees to take such further action and execute such additional documents as the Assignee may deem necessary in order to carry out the actions contemplated by this Assignment.

         IN WITNESS WHEREOt, this Assignment is executed and delivered by the undersigned as of the date first written above.

                                    CENTRAL SPRINKLER CORPORATION



                                    By: /s/ George G. Meyer
                                       ---------------------------------

                           TRADEMARK LICENSE AGREEMENT

         Trademark License Agreement made as of the 16th day of May, 1984 between CSC Holding Corporation, a corporation organized under the laws of the State of Pennsylvania, U.S.A. ("Licensor") and Central Sprinkler Corporation, a corporation organized under the laws of tile State of Pennsylvania, U.S.A. ("Licensee").

         WHEREAS, Licensor has acquired Licensee and the trademarks and trade names (and applications and registrations therefor) set forth in Schedule A hereto, together with the goodwill of the business associated therewith (the "Trademarks"); and

         WHEREAS, Licensor desires to promote the manufacture, distribution, sale and use of goods and services bearing such Trademarks ("Products") by licensing the continued use of the Trademarks to Licensee; and

         WHEREAS, the Trademarks are significant to the manufacture, distribution, sale and use of Products and to the conduct of the business contemplated by the Licensee in the Territory (as hereinafter defined) and, therefore, Licensee desires to obtain such license;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt-and adequacy of which are hereby acknowledged, the smarties agree:

         1. Exclusive Rights. Licensor hereby grants Licensee the exclusive Fl-ght to use the Trademarks in connection with Products in the United States (the "Territory.")

         2. Royalty. Licensee shall pay Licensor, as a royalty for the right to use the Trademarks, three percent (3%) of Licensee's Sales Receipts, excluding,taxes, from.sales; of any and all Products sold by Licensee. For purposes of this Section 2, "Sales Receipts" shall mean the amount actually billed by Li.censee on sales of Products after deducting sales returns. The royalty shall be paid in arrears on a. calendar quarter basis within thirty days after the end of each calendar quarter or at such time as the parties otherwise agree in writing. The royalty shall be paid in United States Dollars. A detailed computation of the basis for and amount of the royalty paid shall accompany each payment. Licensor shall have the right at any time to inspect the books and records of Licensee to verify proper computation and payment of the royalty.

         3. Manufacture and Sale. Licensee shall use its best efforts to further the production and sale of Products under the Trademarks in the Territory and to maintain an efficient organization for the production and sale of high quality Products under the Trademarks. Subject to the provisions of Section 4 hereof, the manufacture, pricing, sale and promotion of Products under the Trademarks shall be controlled by the Licensee.

         4. Supervision of Licensee. For the purpose of protecting and maintaining the standards of quality established by Licensor for Products sold under the Trademarks:

            A. Licensor shall have the right to supervise the production and packaging of Products and to inspect and test all Products produced and offered for sale by Licensee on which, or in connection with which, the Trademarks are used.

            B. Licensee agrees to permit Licensor's authorized personnel to enter Licensee's premises at all reasonable times, with or without advance notice, to inspect Licensee's production and packaging facilities and operations, and to inspect and test all Products produced for sale under the Trademarks for the purpose of determining the quality of such Products.

            C. Licensee agrees to furnish samples of Products and of all related literature, packaging and labels, to Licensor not less than yearly and at more frequent intervals at the request of Licensor, for inspection, testing and review.

         5. Maintenance of Trademarks; No Sublicense. Licensor will use its best efforts to register and maintain, or cause to be registered and maintained, the Trademarks in the Territory to enable Products to be distributed and sold in the Territory under the Trademarks as provided herein. Licensor will not permit any other person to use Trademarks in the Territory in connection with Products. Licensee shall not, directly or indirectly, license or attempt to license, whether orally or in writing, any other person to use the Trademarks without the prior approval in writing of the Licensor.

         6. Indemnity. Licensor assumes no liability to Licensee or third part@@ies with respect ot tI;e efficacy, safety or performance characteristics of Products manufactured or sold by Licensee under the Trademarks, and Licensee will indemnify Licensor against all costs, losses and expenses arising as a result of claims of third persons against Licensor involving the manufacture or sale of Products under the Trademarks.

         7. ownership of Trademarks. Licensee acknowledges Licensor's exclusive right, title, and interest in and to the Trademarks and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right., title and interest. In connection with the use of the Trademarks, Licensee shall not in any manner represent that it has any ownership in the Trademarks, and Licensee acknowledges that use of the Trademarks shall not create in Licensee's favor any right, title or interest in or to the Trademarks. Upon termination of this Agreement in any manner provided herein, Licensee will cease and desist from all use of the Trademarks in any way (and will deliver up to the Licensor, or its duly authorized represenatives, all material and papers upon which the Trademarks appear) and furthermore the Licensee will at no time adopt or use, without the Licensor's prior written consent, any word or mark which is likely to be similar to or confusing with the Trademarks.

         8. Termination. This Agreement shall be subject to termination by the matual consent of the partiles or by either party upon default by the other party in the performance of any of the terms, conditions and covenants of this Agreement and failure to remedy such default within 30 days after notice or demand. If Licensee makes any assignment of assets or business for the benefit of creditors, or if a trustee or receiver is appointed to administer or conduct its business or affairs, or if it is adjudged in any legal proceeding to be either a voluntary or involuntary bankrupt, then the rights granted herein shall forthwith cease and terminate without prior notice or legal action by Licensor.

         9. Term of License. This Agreement shall, unless otherwise' terminated, exist for a term of ten years from the date hereof, but shall be renewable for additional ten-year terms at the option of the Licensee by giving Licensor written notice of such intent on or before six months prior to the expiration of each and every ten-year term.

         10. Governing Law. This Agreement shall be construed in accordance with the laws of the United States of America and the State of Pennsylvania.

         11. Admendments. The provisions of this Agreement may be amended, modified, supplemented or changed, but only upon the written consent of both parties hereto.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Trademark License Agreement as of the date first above written.

  Central Sprinkler Corporation                   Central Sprinkler Company
           (Formerly                                        (Formerly
  CSC Holding Corporation)                        Central Sprinkler Corporation)


By  /s/ William J. Meyer                       By  /s/ George G. Meyer
  --------------------------------               ------------------------------
   William J. Meyer, President                     George G. Meyer, President

                                                                       Exhibit A

                           Trademark License Agreement

                      Listing of Trade Names and Trademarks

"Central"

"Central Sprinkler"

"CSC"

"Omega"

"Flow Control"

"Protector"

"Prohibitor"

"Ident-A-Fire"

"GB"

"Mini"

"SprinkCad"

                                  SCHEDULE 3.10

                               Loss Contingencies

In October 1996, the Company recorded an unusual non-recurring charge to the income statement. Discussion is presented on Schedule 6.6 Contingencies. Disclosure was made in the SEC Form 1 O-Q dates July 31, 1996.

                                  SCHEDULE 3.16

                          Transactions with Affiliates

Central Sprinkler Company purchases all the CPVC production from Central CPVC Corporation.

Central Castings Corporation sells most of their production to Central Sprinkler Company.

Central Sprinkler Company pays a royalty to CSC Finance Company.

There are intercompany receivable and payables and intercompany loans between the companies.

                                  SCHEDULE 3.18

                              Environmental Matters

A. For property to be mortgaged by Central CPVC Corporation, please refer to separate Environmental Report furnished to CoreStates.

B. Environmental matters affecting Central Sprinkler Company are discussed in footnote #15 of the Annual Report, included under Schedule 6.6 attached.

Central CPVC Corporation

A/C: 201-001

New Building in Process:

Mo    Yr    Invoice #     Vendor                     Amount
--    --    ---------     ------                     ------

 8    96    IN01          Fite Bldg Company        195,168.48
 8    96    1LC033979     Sherman International      2,387.23
 8    96    1LC033977     Sherman International      2,229.89
 8    96    1LC033985     Sherman International       1,347.2
 9    96    1QQ176439     Sherman International      2,670.60
 9    96    100396        Fite Building Company     36,190.71
 9    96    1QQ176863     Sherman International         22.75
 9    96    1QQ176624     Sherman International         40.00
 9    96    1QQ177015     Sherman International      1,289.40
 9    96    1QQ177293     Sherman International        135.30
 9    96    1LC034504     Sherman International      2,196.64
 9    96    1LC034509     Sherman International      2,069.60
 9    96    1LC034517     Sherman International      2,069.60
 9    96    1LC034531     Sherman International        116.16
 9    96    1LC034545     Sherman International      2,069.60
 9    96    1LC034540     Sherman International      2,069.60
 9    96    1LC034546     Sherman International      2,049.12
 9    96    1LC034551     Sherman International      2,013.12
 9    96    1LC034553     Sherman International      2,110.56
 9    96    1LC034567     Sherman International      2,266.56
 9    96      2131457     Gobble-Fite Lumber Co        282.80
 9    96        58092     Gobble-Fite Lumber Co.        36.43
 9    96        58524     Gobble-Fite Lumber Co.        15.00
 9    96      2133390     Gobble-Fite Lumber Co.     1,269.35
 9    96       734926     RAM Tool & Supply    .       163.91
 9    96       735788     RAM Tool & Supply             50.69
 9    96       743315     RAM Tool & Supply             52.00
 9    96       744820     RAM Tool & Supply          7,932.50
10    96      2010130     Varco-Pruden              16,523.00
10    96      2010129     Varco-Pruden             247,385.00
10    96       711265     Ram Tool                      50.69
10    96                  Fite Building Co.        209,688.30
10    96      2134537     Gobble Fite Lumber         1,010.18
10    96       411508     Koorsen Protection           800.00
10    96       321783     Park Supply                  997.57
10    96       321881     Park Supply                  550.00
10    96       321864     Park Supply               17,000.00
10    96       314333     Park Supply                  532.93
10    96       314670     Park Supply                2,111.12
10    96       319716     Park Supply                   22.95
10    96       750578     Ram Tool                     413.70
10    96       726779     Ram Tool                     558.78
10    96       750579     Ram Tool                     438.00

Mo    Yr    Invoice #     Vendor                     Amount
--    --    ---------     ------                     ------

10    96       749719     Ram Tool                   1,010.20
10    96       745559     Ram Tool                     109.72
10    96       747847     Ram Tool                      46.05
10    96       753058     Ram Tool                   1,663.20
10    96       726713     Ram Tool                   1,976.30
10    96       754009     Ram Tool                     268.00
10    96       754008     Ram Tool                     648.50
10    96       755687     Ram Tool                     343.94
10    96       756299     Ram Tool                     313.10
10    96       756300     Ram Tool                      86.96
10    96       758027     Ram Tool                     301.37
10    96       758026     Ram Tool                     403.38
10    96       760490     Ram Tool                    (313.10)
10    96       763685     Ram Tool                     579.73
10    96    1QQ177605     Sherman International      2,330.40
10    96    1QQ178135     Sherman International        173.60
10    96    1QQ094623     Sherman International      8,713.20
10    96    1QQ094624     Sherman International        244.50
10    96    1QQ094672     Sherman International      8,802.00
10    96    1QQ094734     Sherman International        391.20
10    96    1QQ094709     Sherman International        342.30
10    96    1QQ094751     Sherman International      9,975.60
10    96    1QQ094816     Sherman International     10,562.40
10    96    1QQ094837     Sherman International      6,357.00
                                                   ----------
Do not use
                                                   823,726.57
                                                   ==========

_______________________________________________________________________________
Central CPVC Corp.
Deposits on Fixed Assets - 202D
10/31/96

Conveyors(0016 & 0017)
Eagle Plastic Equip                             2,686.00
Eagle Plastic Equip                             2,686.00
Do not use                                          0.00
                                                5,372.00

Engineering for New Bldg              RECLASSED TO 201-001
Smith, Grace, & Savage                         14,887.75
Smith, Grace, & Savage                          7,686.50
Smith, Grace, & Savage                         48,122.27
Smith, Grace, & Savage                          4,874.50
Smith, Grace, & Savage                            487.50
Fite Building                                  10,000.00
Do not use                                          0.00
                                               86,058.52

Asphalt Roadway-TPI
Smith, Grace, & Savage                          6,837.00

Electrical Sys Add for Molding Mach
Allied Electric                                10,500.00

Extruder System for BMII
Southern Power                                 81,407.29
Southern Power                                  1,083.35
Do not use                                          0.00
                                               82,490.64

Electrical Work-Warehouse
Phase II Electric                              17,918.00
Phase II Electric                               5,684.00
Huntsville Utilities                            3,627.00
Do not use                                          0.00
                                               27,229.00

Captal Labor
Cap labor                                      15,000.00


BMII Install
Southland Precision                             5,478.00
Southland Precision                               576.00
Southland Precision                             4,960.00
                                               11,014.00

Chop Saw for BMII
OEM                                             5,125.00
OEM                                             5,125.00
Do not use                                          0.00
                                               10,250.00

New Bldg Electric
Mayer Electric                                    350.97
Do not use                                          0.00
                                                  350.97

Capstan for BMII
Southern Power                                 21,972.36
Do not use                                          0.00
                                               21,972.36

Silos for new bldg
Walton-Stout                                   55,154.00
Do not use                                          0.00
                                               55,154.00

Weld Steel Tanks
Walton-Stout                                   28,500.00
Do not use                                          0.00
                                               28,500.00

Mazak VTC20B Vertical
Drake Atwood                                   96,480.00
Drake Atwood- Square Transformer                2,000.00
BMSI-Labor to Off Load                          1,456.00
Mayer Electric Supply                             617.44

_____________________________________________________________________________
Truckers Express- Freight                         675.00
Do not use                                          0.00
                                              101,228.44

Square Wave Tig 355 (Welding Mach)
Standard Welders Supply                         4,728.64
Do not use                                          0.00
                                                4,728.64

Fite Building Co.Inc. - RECLASSED TO 201-001
Fite Building Co.Inc.                          30,000.00
Do not use                                          0.00
                                               30,000.00

Inter Company Activity
Inter-Co. Aug 96                               10,000.00
Do not use                                          0.00
                                               10,000.00

FVB 300 Mill
Drake Atwood                                   13,310.00
Do not use                                          0.00
                                               13,310.00

New Building - RECLASSED TO 201-001               865.82
Grainger                                        1,083.39
Mayer Electric                                    301.75
Mayer Electric                                      0.00
Do not use                                      2,250.96


Incline Conveyors
LaRos Eqipment Co                              23,456.00
Mayer Electric                                     85.03
Mayer Electric                                    153.65
Do not use                                          0.00
                                               23,694.68

Pipe Line
Mayer Electric                                    151.53
Mayer Electric                                     67.88
Mayer Electric                                    383.29
Mayer Electric                                    101.58
Do not use                                          0.00
                                                  704.28

Dock Leveler
Southern Industrial Sales                      10,085.00

Computers
Consumer Expo                                     916.92
                                                  947.16
                                                1,864.08

Metal Separator
T&T Technology                                  6,218.80

Label Printer
MB & Assoc                                      2,651.58

20 Bushel Trucks (4)
LETCO Distributors                              1,154.61

Patterns & Tooling
American Precision                             11,656.00
D&S Consulting                                  2,553.00
Earle M. Jorgensen                                505.89
Earle M. Jorgensen                              1,118.69
Corr,Stevens,& Fenn                             1,242.50
City Clerk                                      6,480.00
Central Castings                                7,455.04
Thompson Plastic                                1,845.00
Tooling Reclass                                31,848.44
Tooling                                        79,785.00
Tooling                                        75,666.36
Do not use                                          0.00
                                              220,155.92

Total 202D                                    788,775.48

202D Ledger Bal 10/31/96                      787,994.19

Cushion in 202D                                   781.29

Central CPVC Corp
FY96 Depreciation Schedule                    Useful Life = 8 or 5 Years
Account 202 Machinery & Equipment             Assets cap after FY94 use 5 yr life
MO   YR   Asset  # Cost    Description          Cost Basis        Nov        Dec        Jan       Feb       Mar       Apr       May

          Do not use                                  0.00       0.00       0.00       0.00      0.00      0.00      0.00      0.00

 4   92           Various Tools                   3,922.00      40.85      40.85      40.85     40.85     40.85     40.85     40.85
 7   92           Granulator 600C                19,446.00     202.56     202.56     202.56    202.56    202.56    202.56    202.56
 7   92           Portable Chiller               13,541.00     141.05     141.05     141.05    141.05    141.05    141.05    141.05
 8   92           Vacuum Loader                   1,341.00      13.97      13.97      13.97     13.97     13.97     13.97     13.97
 8   92           CM Downstem Ext                58,748.00     611.96     611.96     611.96    611.96    611.96    611.96    611.96
 8   92           Powder Loader                   2,560.00      26.67      26.67      26.67     26.67     26.67     26.67     26.67
 8   92           Vacuum Loader                   1,341.00      13.97      13.97      13.97     13.97     13.97     13.97     13.97
 9   92           Mon Sys 4102T                  49,892.00     519.71     519.71     519.71    519.71    519.71    519.71    519.71
 9   92           Adj Ext Pointerr(4)               612.00       6.38       6.38       6.38      6.38      6.38      6.38      6.38
 9   92           EQ356650-12 PKD                17,527.00     182.57     182.57     182.57    182.57    182.57    182.57    182.57
 9   92           Sept92 Use Tax                  2,961.00      30.84      30.84      30.84     30.84     30.84     30.84     30.84
 9   92           Acguer Loadmatic                9,945.00     103.59     103.59     103.59    103.59    103.59    103.59    103.59
10   92           HC Inj Mold Mach.             153,242.00   1,596.27   1,596.27   1,596.27  1,596.27  1,596.27  1,596.27  1,596.27
10   92           Oct92 Use Tax                   3,890.00      40.52      40.52      40.52     40.52     40.52     40.52     40.52
10   92           HC Inj Mold Mach.             132,789.00   1,383.22   1,383.22   1,383.22  1,383.22  1,383.22  1,383.22  1,383.22
11   92           Shp-Mold Mach.                  1,252.00      13.04      13.04      13.04     13.04     13.04     13.04     13.04
12   92           Ratio Loader                    1,440.00      15.00      15.00      15.00     15.00     15.00     15.00     15.00
 3   93           2 Conveyors                     4,018.00      41.85      41.85      41.85     41.85     41.85     41.85     41.85
 6   93           Frt Mazak                         925.00       9.64       9.64       9.64      9.64      9.64      9.64      9.64
 7   93           Mazak VTC-41                   93,547.00     974.45     974.45     974.45    974.45    974.45    974.45    974.45
 7   93           Mazak QT15NB                   91,320.00     951.25     951.25     951.25    951.25    951.25    951.25    951.25
10   93           DP Monitor Sys                 15,000.00     156.25     156.25     156.25    156.25    156.25    156.25    156.25
10   93           Granultr & Access              10,600.00     110.42     110.42     110.42    110.42    110.42    110.42    110.42
11   93           Printer                        16,445.00     171.30     171.30     171.30    171.30    171.30    171.30    171.30
11   93           Mch. Track                        953.00       9.93       9.93       9.93      9.93      9.93      9.93      9.93
11   93           Powder Loader                   2,490.00      25.94      25.94      25.94     25.94     25.94     25.94     25.94
11   93           Port Chiller                    8,424.00      87.75      87.75      87.75     87.75     87.75     87.75     87.75
11   93           Chiller \a20A0603               8,678.00      90.40      90.40      90.40     90.40     90.40     90.40     90.40
11   93           Twin Screw Extr.              124,960.00   1,301.67   1,301.67   1,301.67  1,301.67  1,301.67  1,301.67  1,301.67
12   93           OEM Vacuum Tank                23,025.00     239.84     239.84     239.84    239.84    239.84    239.84    239.84
12   93           Inj Screw & Tip                 6,730.00      70.10      70.10      70.10     70.10     70.10     70.10     70.10
12   93           Pipe Extr. Head                 5,857.00      61.01      61.01      61.01     61.01     61.01     61.01     61.01
12   93           Command Knob                      147.00       1.53       1.53       1.53      1.53      1.53      1.53      1.53
12   93           Screw Extruder                 43,471.00     452.82     452.82     452.82    452.82    452.82    452.82    452.82
 1   94           4100T Mon Sys                  34,592.00     360.33     360.33     360.33    360.33    360.33    360.33    360.33
 1   94           Misc Assets                       102.00       1.06       1.06       1.06      1.06      1.06      1.06      1.06
 1   94           Circuit Breaker                 1,077.00      11.22      11.22      11.22     11.22     11.22     11.22     11.22
 2   94           Printer Mod 170I               15,380.00     160.21     160.21     160.21    160.21    160.21    160.21    160.21
 2   94           Printer Mod 170I(2)            27,838.00     289.98     289.98     289.98    289.98    289.98    289.98    289.98
 2   94           Printer Mod 170I               14,019.00     146.03     146.03     146.03    146.03    146.03    146.03    146.03
 2   94           Screw Extruder                 37,410.00     389.69     389.69     389.69    389.69    389.69    389.69    389.69
 2   94           Screw Extruder                 37,410.00     389.69     389.69     389.69    389.69    389.69    389.69    389.69
 2   94           Barrel & Screw                  6,841.00      71.26      71.26      71.26     71.26     71.26     71.26     71.26
 2   94           Spec Char. Proms                1,603.00      16.70      16.70      16.70     16.70     16.70     16.70     16.70
 3   94           4100T Mon Sys.                 15,147.00     157.78     157.78     157.78    157.78    157.78    157.78    157.78
 3   94           Screw Extruder                 41,338.00     430.60     430.60     430.60    430.60    430.60    430.60    430.60
 3   94           Consulting-NDC                    854.00       8.90       8.90       8.90      8.90      8.90      8.90      8.90
 4   94           Powder Loader                   2,490.00      25.94      25.94      25.94     25.94     25.94     25.94     25.94
 4   94           Inj Screw Tip                   5,129.00      53.43      53.43      53.43     53.43     53.43     53.43     53.43
 4   94           DP-Inj Mold Mach               16,899.00     176.03     176.03     176.03    176.03    176.03    176.03    176.03
 5   94           Chrome Mach Prts                1,800.00      18.75      18.75      18.75     18.75     18.75     18.75     18.75
 5   94           Storage Silos-2                28,619.00     298.11     298.11     298.11    298.11    298.11    298.11    298.11
 6   94           2 Cooling Towers                6,696.00      69.75      69.75      69.75     69.75     69.75     69.75     69.75
 6   94           4102T Mon Sys                  35,401.00     368.76     368.76     368.76    368.76    368.76    368.76    368.76
 6   94           DP Extruder                    37,042.00     385.85     385.85     385.85    385.85    385.85    385.85    385.85
 6   94           Pumps-Cooling                     592.00       6.17       6.17       6.17      6.17      6.17      6.17      6.17
 7   94           Hyd Inj Mold Mach             152,091.00   1,584.28   1,584.28   1,584.28  1,584.28  1,584.28  1,584.28  1,584.28
 7   94           Chuck Holder                      589.00       6.14       6.14       6.14      6.14      6.14      6.14      6.14
 7   94           Supermax Milling                9,469.00      98.64      98.64      98.64     98.64     98.64     98.64     98.64
 7   94           M-500 Lathe                    34,938.00     363.94     363.94     363.94    363.94    363.94    363.94    363.94
 7   94           Frt Harrison Lathe                725.00       7.55       7.55       7.55      7.55      7.55      7.55      7.55
 7   94           Wire & Conduit                  1,150.00      11.98      11.98      11.98     11.98     11.98     11.98     11.98
 7   94           Frt - Inj Mold Mach             1,405.00      14.64      14.64      14.64     14.64     14.64     14.64     14.64
 8   94           Vac Spray Tanks               100,120.00   1,042.92   1,042.92   1,042.92  1,042.92  1,042.92  1,042.92  1,042.92
 8   94           17I Std Printer                19,769.00     205.93     205.93     205.93    205.93    205.93    205.93    205.93
 8   94           Frt Machine Trans                 987.00      10.28      10.28      10.28     10.28     10.28     10.28     10.28
 8   94           Hopper & Filter                 1,740.00      18.13      18.13      18.13     18.13     18.13     18.13     18.13
 8   94           Sound Enclosure                 5,775.00      60.16      60.16      60.16     60.16     60.16     60.16     60.16
 8   94           Screw Extruder                 37,412.00     389.71     389.71     389.71    389.71    389.71    389.71    389.71
 8   94           DP Extruder                    37,042.00     385.85     385.85     385.85    385.85    385.85    385.85    385.85
 8   94           DP Silo                        57,238.00     596.23     596.23     596.23    596.23    596.23    596.23    596.23
 8   94           Start NDC Equip                   798.00       8.31       8.31       8.31      8.31      8.31      8.31      8.31
 8   94           DP Extruder                    36,672.00     382.00     382.00     382.00    382.00    382.00    382.00    382.00
 8   94           Hoppers-2                         454.00       4.73       4.73       4.73      4.73      4.73      4.73      4.73
 8   94           Monitoring System              16,047.00     167.16     167.16     167.16    167.16    167.16    167.16    167.16
 8   94           Monitoring System              16,047.00     167.16     167.16     167.16    167.16    167.16    167.16    167.16
 8   94           DP Extruder                    36,672.00     382.00     382.00     382.00    382.00    382.00    382.00    382.00
 8   94           H300-32 Inj Mold               18,272.00     190.33     190.33     190.33    190.33    190.33    190.33    190.33
 8   94           Various Fittings                  744.00       7.75       7.75       7.75      7.75      7.75      7.75      7.75
 9   94           Rigger Rentals                  1,408.00      14.67      14.67      14.67     14.67     14.67     14.67     14.67
 9   94           H300-32 Inj Mold              164,448.00   1,713.00   1,713.00   1,713.00  1,713.00  1,713.00  1,713.00  1,713.00
 9   94           2 Storage Silos                 9,540.00      99.38      99.38      99.38     99.38     99.38     99.38     99.38
 9   94           Grinder                         2,045.00      21.30      21.30      21.30     21.30     21.30     21.30     21.30
 9   94           Yam Lathe                       6,000.00      62.50      62.50      62.50     62.50     62.50     62.50     62.50
 9   94           Frt-MM7 Delivery                1,288.00      13.42      13.42      13.42     13.42     13.42     13.42     13.42
 9   94           Mod Chg Printers                8,920.00      92.92      92.92      92.92     92.92     92.92     92.92     92.92
 9   94           Rigger Rentals                  1,128.00      11.75      11.75      11.75     11.75     11.75     11.75     11.75
 9   94           Screw Extruder                 37,412.00     389.71     389.71     389.71    389.71    389.71    389.71    389.71
 9   94           4 Videojet Printers            38,624.00     402.33     402.33     402.33    402.33    402.33    402.33    402.33
 9   94           Rigger Rentals                  1,128.00      11.75      11.75      11.75     11.75     11.75     11.75     11.75
 9   94           Frt-Machinery                     762.00       7.94       7.94       7.94      7.94      7.94      7.94      7.94
10   94           4100 Monitor Sys               75,008.00     781.33     781.33     781.33    781.33    781.33    781.33    781.33
10   94           2 Conveyors                     4,616.00      48.08      48.08      48.08     48.08     48.08     48.08     48.08
11   94           Loading System                 13,013.00     216.88     216.88     216.88    216.88    216.88    216.88    216.88
12   94           Cntrl Loading Sys              26,027.00     433.78     433.78     433.78    433.78    433.78    433.78    433.78
12   94           Cntrl Loading Sys               4,338.00      72.30      72.30      72.30     72.30     72.30     72.30     72.30
 1   95           Cress Heat Treat                  500.00       8.33       8.33       8.33      8.33      8.33      8.33      8.33
 2   95           Heat Sealer                       735.00      12.25      12.25      12.25     12.25     12.25     12.25     12.25
 2   95           Rotary Travers(2)                 319.00       5.32       5.32       5.32      5.32      5.32      5.32      5.32
 3   95           Pump #6010883                     439.00       7.32       7.32       7.32      7.32      7.32      7.32      7.32
 3   95           Lathe                           2,000.00      33.33      33.33      33.33     33.33     33.33     33.33     33.33
 3   95           Bridgeport Mill                 8,000.00     133.33     133.33     133.33    133.33    133.33    133.33    133.33
 4   95           Band Saw                        5,460.00      91.00      91.00      91.00     91.00     91.00     91.00     91.00
 5   95           Table Conveyor                    335.00       5.58       5.58       5.58      5.58      5.58      5.58      5.58
 5   95           Sizing Rolls                    5,042.00      84.03      84.03      84.03     84.03     84.03     84.03     84.03
 5   95           4 Meg Memory Md                 1,520.00      25.33      25.33      25.33     25.33     25.33     25.33     25.33
 5   95           Bar-Brackett                      506.00       8.43       8.43       8.43      8.43      8.43      8.43      8.43
 5   95           Draw Bar-Trolley                2,478.00      41.30      41.30      41.30     41.30     41.30     41.30     41.30
 5   95           Misc Assets                       200.00       3.33       3.33       3.33      3.33      3.33      3.33      3.33
 5   95           Poly Rod                           42.00       0.70       0.70       0.70      0.70      0.70      0.70      0.70
 6   95           Lathe-Victor                    8,216.00     136.93     136.93     136.93    136.93    136.93    136.93    136.93
 6   95           Cylinders                         267.00       4.45       4.45       4.45      4.45      4.45      4.45      4.45
 7   95           Fume Absorbers                  2,413.00      40.22      40.22      40.22     40.22     40.22     40.22     40.22
 9   95           MD-Mill-Mod                    13,645.00     227.42     227.42     227.42    227.42    227.42    227.42    227.42
 9   95           Sony Millman                    1,505.00      25.08      25.08      25.08     25.08     25.08     25.08     25.08
10   95           Load Sys Expan.                 5,881.00      98.02      98.02      98.02     98.02     98.02     98.02     98.02
10   95           Lathe-Clausing                 31,425.00     523.75     523.75     523.75    523.75    523.75    523.75    523.75
11   95 x         170I Printers-2 pcs.           30,669.00     511.15     511.15     511.15    511.15    511.15    511.15    511.15
12   95 x         Port Chiller                    8,856.00       0.00     147.60     147.60    147.60    147.60    147.60    147.60
11   95 x         Wash Unit w/cnvyr              30,365.00     506.08     506.08     506.08    506.08    506.08    506.08    506.08
11   95 x         2nd Rinse Station              16,700.00     278.33     278.33     278.33    278.33    278.33    278.33    278.33
12   95 Y         15 HP Compressor                3,033.13       0.00      50.55      50.55     50.55     50.55     50.55     50.55
 2   96 Y         Twin Screw Extr.              122,023.38       0.00       0.00       0.00  2,033.72  2,033.72  2,033.72  2,033.72
 2   96 Y         TP88 Line Equip                58,770.00       0.00       0.00       0.00    979.50    979.50    979.50    979.50
 2   96 Y         5 Ton Chiller                   9,039.80       0.00       0.00       0.00    150.66    150.66    150.66    150.66
 3   96 Z         Clark-Forklift                 19,652.00       0.00       0.00       0.00      0.00    327.53    327.53    327.53
 3   96 Y         Granulator                     13,214.00       0.00       0.00       0.00      0.00    220.23    220.23    220.23
 3   96 Y         Clausing Lathe                 18,475.90       0.00       0.00       0.00      0.00    307.93    307.93    307.93
 3   96 Y         Addns to MM7&8                  1,026.48       0.00       0.00       0.00      0.00     17.11     17.11     17.11
 3   96 Y         Mach Shop Mill                 13,500.00       0.00       0.00       0.00      0.00    225.00    225.00    225.00
 3   96 Y         Grinder                        22,000.00       0.00       0.00       0.00      0.00    366.67    366.67    366.67
 3   96 Y         Granulator                     10,899.05       0.00       0.00       0.00      0.00    181.65    181.65    181.65
 5   96 Y         Inj Mold Mach (120)           208,626.50       0.00       0.00       0.00      0.00      0.00      0.00  3,477.11
 5   96 Y         Inj Mold Mach (121)           217,126.50       0.00       0.00       0.00      0.00      0.00      0.00  3,618.78
 5   96 Y         Mold Temp Units                 4,410.00       0.00       0.00       0.00      0.00      0.00      0.00     73.50
 5   96 Y         Cooling Tower                   2,064.96       0.00       0.00       0.00      0.00      0.00      0.00     34.42
 5   96 Y         Machining Center              126,960.00       0.00       0.00       0.00      0.00      0.00      0.00  2,116.00
 5   96 Y         Air Hopper Dryer                1,630.00       0.00       0.00       0.00      0.00      0.00      0.00     27.17
 5   96 Y         MM10/11 Line Equip              5,710.00       0.00       0.00       0.00      0.00      0.00      0.00     95.17
 5   96 Y         Barrel Cooling-MM10             7,956.26       0.00       0.00       0.00      0.00      0.00      0.00    132.60
 5   96 Y         Barrel Cooling-MM11             7,912.56       0.00       0.00       0.00      0.00      0.00      0.00    131.88
 6   96 Y         Mazak Lathe                   140,186.70       0.00       0.00       0.00      0.00      0.00      0.00      0.00
 6   96 Y         Tooling - Lathe                 3,194.84       0.00       0.00       0.00      0.00      0.00      0.00      0.00
 6   96 Y         CM-55 Screw Extr-0009         120,772.37
 6   96 Y         BM II Spray Cool Tank          21,395.00
 6   96 Y         Del Optical Comparator         17,830.00
                                              -------------------------------------------------------------------------------------
                                              3,636,106.43  26,844.43  27,042.58  27,042.58 30,206.47 31,852.59 31,852.59 41,559.20
                                              =====================================================================================

Central CPVC Corp
FY96 Depreciation Schedule
Account 202 Machinery & Equipment                                                                                        Deprec
MO   YR   Asset  # Cost    Description                 Jun        Jul        Aug        Sep       Oct  NBV 10/31/96   Prior Yrs

          Do not use                                  0.00       0.00       0.00       0.00      0.00          0.00
 4   92                 Various Tools                40.85      40.85      40.85      40.85     40.85      1,715.87      1,225.63
 7   92                 Granulator 600C             202.56     202.56     202.56     202.56    202.56      8,507.62      6,076.88
 7   92                 Portable Chiller            141.05     141.05     141.05     141.05    141.05      5,924.18      4,231.57
 8   92                 Vacuum Loader                13.97      13.97      13.97      13.97     13.97        586.68        419.07
 8   92                 CM Downstem Ext             611.96     611.96     611.96     611.96    611.96     25,702.25     18,358.75
 8   92                 Powder Loader                26.67      26.67      26.67      26.67     26.67      1,120.00        800.00
 8   92                 Vacuum Loader                13.97      13.97      13.97      13.97     13.97        586.68        419.07
 9   92                 Mon Sys 4102T               519.71     519.71     519.71     519.71    519.71     21,827.75     15,591.25
 9   92                 Adj Ext Pointerr              6.38       6.38       6.38       6.38      6.38        267.75        191.25
 9   92                 EQ356650-12 PKD             182.57     182.57     182.57     182.57    182.57      7,668.05      5,477.20
 9   92                 Sept92 Use Tax               30.84      30.84      30.84      30.84     30.84      1,295.43        925.32
 9   92                 Acguer Loadmatic            103.59     103.59     103.59     103.59    103.59      4,350.93      3,107.82
10   92                 HC Inj Mold Mach          1,596.27   1,596.27   1,596.27   1,596.27  1,596.27     67,043.37     47,888.13
10   92                 Oct92 Use Tax                40.52      40.52      40.52      40.52     40.52      1,701.87      1,215.63
10   92                 HC Inj Mold Mach.         1,382.22   1.382.22   1,382.22   1,382.22  1,382.22     58,095.18     41,496.57
11   92                 Shp-Mold Mach.               13.04      13.04      13.04      13.04     13.04        704.25        234.75
12   92                 Ratio Loader                 15.00      15.00      15.00      15.00     15.00        810.00        270.00
 3   93                 2 Conveyors                  41.85      41.85      41.85      41.85     41.85      2,260.12        753.38
 6   93                 Frt Mazak                     9.64       9.64       9.64       9.64      9.64        520.31        173.44
 7   93                 Mazak VTC-41                974.45     974.45     974.45     974.45    974.45     52,620.18     17,540.07
 7   93                 Mazak QT15NB                951.25     951.25     951.25     951.25    951.25     51,367.50     17,122.50
10   93                 DP Monitor Sys              156.25     156.25     156.25     156.25    156.25      8,437.50      2,812.50
10   93                 Granultr & Access           110.42     110.42     110.42     110.42    110.42      5,962.50      1,987.50
11   93                 Printer "16,445.00          171.30     171.30     171.30     171.30    171.30     11,305.94      1,027.81
11   93                 Mch. Track                    9.93       9.93       9.93       9.93      9.93        655.19         59.56
11   93                 Powder Loader                25.94      25.94      25.94      25.94     25.94      1,711.87        155.63
11   93                 Port Chiller                 87.75      87.75      87.75      87.75     87.75      5,791.50        526.50
11   93                 Chiller \a20A0603            90.40      90.40      90.40      90.40     90.40      5,966.12        542.38
11   93                 Twin Screw Extr.          1,301.67   1,301.67   1,301.67   1,301.67  1,301.67     85,910.00      7,810.00
12   93                 OEM Vacuum Tank             239.84     239.84     239.84     239.84    239.84     15,829.69      1,439.06
12   93                 Inj Screw & Tip              70.10      70.10      70.10      70.10     70.10      4,626.87        420.63
12   93                 Pipe Extr. Head              61.01      61.01      61.01      61.01     61.01      4,026.69        366.06
12   93                 Command Knob                  1.53       1.53       1.53       1.53      1.53        101.06          9.19
12   93                 Screw Extruder              452.82     452.82     452.82     452.82    452.82     29,886.31      2,716.94
 1   94                 4100T Mon Sys               360.33     360.33     360.33     360.33    360.33     23,782.00      2,162.00
 1   94                 Misc Assets                   1.06       1.06       1.06       1.06      1.06         70.12          6.38
 1   94                 Circuit Breaker              11.22      11.22      11.22      11.22     11.22        740.44         67.31
 2   94                 Printer Mod 170I            160.21     160.21     160.21     160.21    160.21     10,573.75        961.25
 2   94                 Printer Mod 170I(2)         289.98     289.98     289.98     289.98    289.98     19,138.62      1,739.88
 2   94                 Printer Mod 170I            146.03     146.03     146.03     146.03    146.03      9,638.06        876.19
 2   94                 Screw Extruder              389.69     389.69     389.69     389.69     389.69    25,719.37      2,338.13
 2   94                 Screw Extruder              389.69     389.69     389.69     389.69     389.69    25,719.37      2,338.13
 2   94                 Barrel & Screw               71.26      71.26      71.26      71.26      71.26     4,703.19        427.56
 2   94                 Spec Char. Proms             16.70      16.70      16.70      16.70      16.70     1,102.06        100.19
 3   94                 4100T Mon Sys.              157.78     157.78     157.78     157.78     157.78    10,413.56        946.69
 3   94                 Screw Extruder              430.60     430.60     430.60     430.60     430.60    28,419.87      2,583.63
 3   94                 Consulting-NDC                8.90       8.90       8.90       8.90       8.90       587.12         53.38
 4   94                 Powder Loader                25.94      25.94      25.94      25.94      25.94     1,711.87        155.63
 4   94                 Inj Screw Tip                53.43      53.43      53.43      53.43      53.43     3,526.19        320.56
 4   94                 DP-Inj Mold Mach            176.03     176.03     176.03     176.03     176.03    11,618.06      1,056.19
 5   94                 Chrome Mach Prts             18.75      18.75      18.75      18.75      18.75     1,237.50        112.50
 5   94                 Storage Silos-2             298.11     298.11     298.11     298.11     298.11    19,675.56      1,788.69
 6   94                 2 Cooling Towers             69.75      69.75      69.75      69.75      69.75     4,603.50        418.50
 6   94                 4102T Mon Sys               368.76     368.76     368.76     368.76     368.76    24,338.19      2,212.56
 6   94                 DP Extruder                 385.85     385.85     385.85     385.85     385.85    25,466.37      2,315.13
 6   94                 Pumps-Cooling                 6.17       6.17       6.17       6.17       6.17       407.00         37.00
 7   94                 Hyd Inj Mold Mach         1,584.28   1,584.28   1,584.28   1,584.28   1,584.28   104,562.56      9,505.69
 7   94                 Chuck Holder                  6.14       6.14       6.14       6.14       6.14       404.94         36.81
 7   94                 Supermax Milling             98.64      98.64      98.64      98.64      98.64     6,509.94        591.81
 7   94                 M-500 Lathe                 363.94     363.94     363.94     363.94     363.94    24,019.87      2,183.63
 7   94                 Frt Harrison Lathe            7.55       7.55       7.55       7.55       7.55       498.44         45.31
 7   94                 Wire & Conduit               11.98      11.98      11.98      11.98      11.98       790.62         71.88
 7   94                 Frt - Inj Mold Mach          14.64      14.64      14.64      14.64      14.64       965.94         87.81
 8   94                 Vac Spray Tanks           1,042.92   1,042.92   1,042.92   1,042.92   1,042.92    68,832.50      6,257.50
 8   94                 17I Std Printer             205.93     205.93     205.93     205.93     205.93    13,591.19      1,235.56
 8   94                 Frt Machine Trans            10.28      10.28      10.28      10.28      10.28       678.56         61.69
 8   94                 Hopper & Filter              18.13      18.13      18.13      18.13      18.13     1,196.25        108.75
 8   94                 Sound Enclosure              60.16      60.16      60.16      60.16      60.16     3,970.31        360.94
 8   94                 Screw Extruder              389.71     389.71     389.71     389.71     389.71    25,720.75      2,338.25
 8   94                 DP Extruder                 385.85     385.85     385.85     385.85     385.85    25,466.37      2,315.13
 8   94                 DP Silo                     596.23     596.23     596.23     596.23     596.23    39,351.12      3,577.38
 8   94                 Start NDC Equip               8.31       8.31       8.31       8.31       8.31       548.62         49.88
 8   94                 DP Extruder                 382.00     382.00     382.00     382.00     382.00    25,212.00      2,292.00
 8   94                 Hoppers-2                     4.73       4.73       4.73       4.73       4.73       312.12         28.38
 8   94                 Monitoring System           167.16     167.16     167.16     167.16     167.16    11,032.31      1,002.94
 8   94                 Monitoring System           167.16     167.16     167.16     167.16     167.16    11,032.31      1,002.94
 8   94                 DP Extruder                 382.00     382.00     382.00     382.00     382.00    25,212.00      2,292.00
 8   94                 H300-32 Inj Mold            190.33     190.33     190.33     190.33     190.33    12,562.00      1,142.00
 8   94                 Various Fittings              7.75       7.75       7.75       7.75       7.75       511.50         46.50
 9   94                 Rigger Rentals               14.67      14.67      14.67      14.67      14.67       968.00         88.00
 9   94                 H300-32 Inj Mold          1,713.00   1,713.00   1,713.00   1,713.00   1,713.00   113,058.00     10,278.00
 9   94                 2 Storage Silos              99.38      99.38      99.38      99.38      99.38     6,558.75        596.25
 9   94                 Grinder                      21.30      21.30      21.30      21.30      21.30     1,405.94        127.81
 9   94                 Yam Lathe                    62.50      62.50      62.50      62.50      62.50     4,125.00        375.00
 9   94                 Frt-MM7 Delivery             13.42      13.42      13.42      13.42      13.42       885.50         80.50
 9   94                 Mod Chg Printers             92.92      92.92      92.92      92.92      92.92     6,132.50        557.50
 9   94                 Rigger Rentals               11.75      11.75      11.75      11.75      11.75       775.50         70.50
 9   94                 Screw Extruder              389.71     389.71     389.71     389.71     389.71    25,720.75      2,338.25
 9   94                 4 Videojet Printers         402.33     402.33     402.33     402.33     402.33    26,554.00      2,414.00
 9   94                 Rigger Rentals               11.75      11.75      11.75      11.75      11.75       775.50         70.50
 9   94                 Frt-Machinery                 7.94       7.94       7.94       7.94       7.94       523.87         47.63
10   94                 4100 Monitor Sys            781.33     781.33     781.33     781.33     781.33    51,568.00      4,688.00
10   94                 2 Conveyors                  48.08      48.08      48.08      48.08      48.08     3,173.50        288.50
11   94                 Loading System              216.88     216.88     216.88     216.88     216.88     7,807.80          0.00
12   94                 Cntrl Loading Sys           433.78     433.78     433.78     433.78     433.78    16,049.98          0.00
12   94                 Cntrl Loading Sys            72.30      72.30      72.30      72.30      72.30     2,675.10          0.00
 1   95                 Cress Heat Treat              8.33       8.33       8.33       8.33       8.33       316.67          0.00
 2   95                 Heat Sealer                  12.25      12.25      12.25      12.25      12.25       477.75          0.00
 2   95                 Rotary Travers(2)             5.32       5.32       5.32       5.32       5.32       207.35          0.00
 3   95                 Pump #6010883                 7.32       7.32       7.32       7.32       7.32       292.67          0.00
 3   95                 Lathe                        33.33      33.33      33.33      33.33      33.33     1,333.33          0.00
 3   95                 Bridgeport Mill             133.33     133.33     133.33     133.33     133.33     5,333.33          0.00
 4   95                 Band Saw                     91.00      91.00      91.00      91.00      91.00     3,731.00          0.00
 5   95                 Table Conveyor                5.58       5.58       5.58       5.58       5.58       234.50          0.00
 5   95                 Sizing Rolls                 84.03      84.03      84.03      84.03      84.03     3,529.40          0.00
 5   95                 4 Meg Memory Md              25.33      25.33      25.33      25.33      25.33     1,064.00          0.00
 5   95                 Bar-Brackett                  8.43       8.43       8.43       8.43       8.43       354.20          0.00
 5   95                 Draw Bar-Trolley             41.30      41.30      41.30      41.30      41.30     1,734.60          0.00
 5   95                 Misc Assets                   3.33       3.33       3.33       3.33       3.33       140.00          0.00
 5   95                 Poly Rod                      0.70       0.70       0.70       0.70       0.70        29.40          0.00
 6   95                 Lathe-Victor                136.93     136.93     136.93     136.93     136.93     5,888.13          0.00
 6   95                 Cylinders                     4.45       4.45       4.45       4.45       4.45       191.35          0.00
 7   95                 Fume Absorbers               40.22      40.22      40.22      40.22      40.22     1,769.53          0.00
 9   95                 MD-Mill-Mod                 227.42     227.42     227.42     227.42     227.42    10,461.17          0.00
 9   95                 Sony Millman                 25.08      25.08      25.08      25.08      25.08     1,153.83          0.00
10   95                 Load Sys Expan.              98.02      98.02      98.02      98.02      98.02     4,606.78          0.00
10   95                 Lathe-Clausing              523.75     523.75     523.75     523.75     523.75    24,267.08          0.00
11   95 x               170I Printers-2 pcs.        511.15     511.15     511.15     511.15     511.15    24,535.20          0.00
12   95 x               Port Chiller                147.60     147.60     147.60     147.60     147.60     7,232.40          0.00
11   95 x               Wash Unit w/cnvyr           506.80     506.80     506.80     506.80     506.80    24,292.00          0.00
11   95 x               2nd Rinse Station           278.33     278.33     278.33     278.33     278.33    13,360.00          0.00
12   95 Y               15 HP Compressor             50.55      50.55      50.55      50.55      50.55     2,477.06          0.00
 2   96 Y               Twin Screw Extr.          2,033.72   2,033.72   2,033.72   2,033.72   2,033.72   103,719.87          0.00
 2   96 Y               TP88 Line Equip             979.50     979.50     979.50     979.50     979.50    49,954.50          0.00
 2   96 Y               5 Ton Chiller               150.66     150.66     150.66     150.66     150.66     7,683.83          0.00
 3   96 Z               Clark-Forklift              327.53     327.53     327.53     327.53     327.53    17,031.73          0.00
 3   96 Y               Granulator                  220.23     220.23     220.23     220.23     220.23    11,452.13          0.00
 3   96 Y               Clausing Lathe              307.93     307.93     307.93     307.93     307.93    16,012.45          0.00
 3   96 Y               Addns to MM7&8               17.11      17.11      17.11      17.11      17.11       889.62          0.00
 3   96 Y               Mach Shop Mill              225.00     225.00     225.00     225.00     225.00    11,700.00          0.00
 3   96 Y               Grinder                     366.67     366.67     366.67     366.67     366.67    19,066.67          0.00
 3   96 Y               Granulator                  181.65     181.65     181.65     181.65     181.65     9,445.84          0.00
 5   96 Y               Inj Mold Mach (120)       3,477.11   3,477.11   3,477.11   3,477.11   3,477.11   187,763.85          0.00
 5   96 Y               Inj Mold Mach (121)       3,618.78   3,618.78   3,618.78   3,618.78   3,618.78   195,413.85          0.00
 5   96 Y               Mold Temp Units              73.50      73.50      73.50      73.50      73.50     3,969.00          0.00
 5   96 Y               Cooling Tower                34.42      34.42      34.42      34.42      34.42     1,858.46          0.00
 5   96 Y               Machining Center          2,116.00   2,116.00   2,116.00   2,116.00   2,116.00   114,264.00          0.00
 5   96 Y               Air Hopper Dryer             27.17      27.17      27.17      27.17      27.17     1,467.00          0.00
 5   96 Y               MM10/11 Line Equip           95.17      95.17      95.17      95.17      95.17     5,139.00          0.00
 5   96 Y               Barrel Cooling-MM10         132.60     132.60     132.60     132.60     132.60     7,160.63          0.00
 5   96 Y               Barrel Cooling-MM11         131.88     131.88     131.88     131.88     131.88     7,121.30          0.00
 6   96 Y               Mazak Lathe               2,336.45   2,336.45   2,336.45   2,336.45   2,336.45   128,504.48          0.00
 6   96 Y               Tooling - Lathe              53.25      53.25      53.25      53.25      53.25     2,928.60          0.00
 6   96 Y               CM-55 Screw Extr-0009     2,012.87   2,012.87   2,012.87   2,012.87   2,012.87   110,708.01          0.00
 6   96 Y               BM II Spray Cool Tank       356.58     356.58     356.58     356.58     356.58    19,612.08          0.00
 6   96 Y               Del Optical Comparator      297.17     297.17     297.17     297.17     297.17    16,344.17          0.00
                                              -----------------------------------------------------------------------------------
                                                 46,615.52  46,615.52  46,615.52  46,615.52  46,615.52 2,608,042.69    285,064.74
                                              ===================================================================================


Central CPVC Corp
FY96 Depreciation Schedule
Account 202 Machinery & Equipment                      Deprec      Deprec
MO   YR   Asset  # Cost    Description               10/31/95    10/31/96

          Do not use                                    0.00
 4   92                    Various Tools              490.25        490.25
 7   92                    Granulator 600C          2,430.75      2,430.75
 7   92                    Portable Chiller         1,692.63      1,692.63
 8   92                    Vacuum Loader              167.63        167.63
 8   92                    CM Downstem Ext          7,343.50      7,343.50
 8   92                    Powder Loader              320.00        320.00
 8   92                    Vacuum Loader              167.64        167.64
 9   92                    Mon Sys 4102T            6,236.50      6,236.50
 9   92                    Adj Ext Pointerr            76.50         76.50
 9   92                    EQ356650-12 PKD          2,190.88      2,190.88
 9   92                    Sept92 Use Tax             370.13        370.13
 9   92                    Acguer Loadmatic         1,243.13      1,243.13
10   92                    HC Inj Mold Mach        19,155.25     19,155.25
10   92                    Oct92 Use Tax              486.25        486.25
10   92                    HC Inj Mold Mach.       16,598.63     16,598.63
11   92                    Shp-Mold Mach.             156.50        156.50
12   92                    Ratio Loader               180.00        180.00
 3   93                    2 Conveyors                502.25        502.25
 6   93                    Frt Mazak                  115.63        115.63
 7   93                    Mazak VTC-41            11,693.38     11,693.38
 7   93                    Mazak QT15NB            11,415.00     11,415.00
10   93                    DP Monitor Sys           1,875.00      1,875.00
10   93                    Granultr & Access        1,325.00      1,325.00
11   93                    Printer "16,445.00       2,055.63      2,055.63
11   93                    Mch. Track                 119.13        119.13
11   93                    Powder Loader              311.25        311.25
11   93                    Port Chiller             1,053,00      1,053.00
11   93                    Chiller \a20A0603        1,084.75      1,084.75
11   93                    Twin Screw Extr.        15,620.00     15,620.00
12   93                    OEM Vacuum Tank          2,878.13      2,878.13
12   93                    Inj Screw & Tip            841.25        841.25
12   93                    Pipe Extr. Head            732.13        732.13
12   93                    Command Knob                18.38         18.38
12   93                    Screw Extruder           5,433.88      5,433.88
1    94                    4100T Mon Sys            4,324.00      4,324.00
1    94                    Misc Assets                 12.75         12.75
1    94                    Circuit Breaker            134.63        134.63
2    94                    Printer Mod 170I         1,922.50      1,922.50
2    94                    Printer Mod 170I(2)      3,479.75      3,479.75
2    94                    Printer Mod 170I         1,752.38      1,752.38
2    94                    Screw Extruder           4,676.25      4,676.25
2    94                    Screw Extruder           4,676.25      4,676.25
2    94                    Barrel & Screw             855.13        855.13
2    94                    Spec Char. Proms           200.38        200.38
3    94                    4100T Mon Sys.           1,893.38      1,893.38
3    94                    Screw Extruder           5,167.25      5,167.25
3    94                    Consulting-NDC             106.75        106.75
4    94                    Powder Loader              311.25        311.25
4    94                    Inj Screw Tip              641.13        641.13
4    94                    DP-Inj Mold Mach         2,112.38      2,112.38
5    94                    Chrome Mach Prts           225.00        225.00
5    94                    Storage Silos-2          3,577.38      3,577.38
6    94                    2 Cooling Towers           837.00        837.00
6    94                    4102T Mon Sys            4,425.13      4,425.13
6    94                    DP Extruder              4,630.25      4,630.25
6    94                    Pumps-Cooling               74.00         74.00
7    94                    Hyd Inj Mold Mach       19,011.38     19,011.38
7    94                    Chuck Holder                73.63         73.63
7    94                    Supermax Milling         1,183.63      1,183.63
7    94                    M-500 Lathe              4,367.25      4,367.25
7    94                    Frt Harrison Lathe          90.63         90.63
7    94                    Wire & Conduit             143.75        143.75
7    94                    Frt - Inj Mold Mach        175.63        175.63
8    94                    Vac Spray Tanks         12,515.00     12,515.00
8    94                    17I Std Printer          2,471.13      2,471.13
8    94                    Frt Machine Trans          123.38        123.38
8    94                    Hopper & Filter            217.50        217.50
8    94                    Sound Enclosure            721.88        721.88
8    94                    Screw Extruder           4,676.50      4,676.50
8    94                    DP Extruder              4,630.25      4,630.25
8    94                    DP Silo                  7,154.75      7,154.75
8    94                    Start NDC Equip             99.75         99.75
8    94                    DP Extruder              4,584.00      4,584.00
8    94                    Hoppers-2                   56.75         56.75
8    94                    Monitoring System        2,005.88      2,005.88
8    94                    Monitoring System        2,005.88      2,005.88
8    94                    DP Extruder              4,584.00      4,584.00
8    94                    H300-32 Inj Mold         2,284.00      2,284.00
8    94                    Various Fittings            93.00         93.00
9    94                    Rigger Rentals             176.00        176.00
9    94                    H300-32 Inj Mold        20,556.00     20,556.00
9    94                    2 Storage Silos          1,192.50      1,192.50
9    94                    Grinder                    255.63        255.63
 9   94                    Yam Lathe                  750.00        750.00
 9   94                    Frt-MM7 Delivery           161.00        161.00
 9   94                    Mod Chg Printers         1,115.00      1,115.00
 9   94                    Rigger Rentals             141.00        141.00
 9   94                    Screw Extruder           4,676.50      4,676.50
 9   94                    4 Videojet Printers      4,828.00      4,828.00
 9   94                    Rigger Rentals             141.00        141.00
 9   94                    Frt-Machinery               95.25         95.25
10   94                    4100 Monitor Sys         9,376.00      9,376.00
10   94                    2 Conveyors                577.00        577.00
11   94                    Loading System           2,602.60      2,602.60
12   94                    Cntrl Loading Sys        4,771.62      5,205.40
12   94                    Cntrl Loading Sys          795.30        867.60
 1   95                    Cress Heat Treat            83.33        100.00
 2   95                    Sealer                     110.25        147.00
 2   95                    Rotary Travers(2)           47.85         63.80
 3   95                    Pump #6010883               58.53         87.80
 3   95                    Lathe                      266.67        400.00
 3   95                    Bridgeport Mill          1,066.67      1,600.00
 4   95                    Band Saw                   637.00      1,092.00
 5   95                    Table Conveyor              33.50         67.00
 5   95                    Sizing Rolls               504.20      1,008.40
 5   95                    4 Meg Memory Md            152.00        304.00
 5   95                    Bar-Brackett                50.60        101.20
 5   95                    Draw Bar-Trolley           247.80        495.60
 5   95                    Misc Assets                 20.00         40.00
 5   95                    Poly Rod                     4.20          8.40
 6   95                    Lathe-Victor               684.67      1,643.20
 6   95                    Cylinders                   22.25         53.40
 7   95                    Fume Absorbers             160.87        482.60
 9   95                    MD-Mill-Mod                454.83      2,729.00
 9   95                    Sony Millman                50.17        301.00
10   95                    Load Sys Expan.             98.02      1,176.20
10   95                    Lathe-Clausing             872.92      6,285.00
11   95 x                  170* Printers- 2 pcs.        0.00      6,133.80
12   95 x                  Port Chiller                 0.00      1,623.60
11   95 x                  Wash Unit w/ cnvyr           0.00      6,073.00
11   95 x                  2nd Rinse Station            0.00      3,340.00
12   95 Y                  15 HP Compressor             0.00        556.07
 2   96 Y                  Twin Screw Extr.             0.00     18,303.51
 2   96 Y                  TP88 Line Equip              0.00      8,815.50
 2   96 Y                  5 Ton Chiller                0.00      1,355.97
 3   96 Z                  Clark-Forklift               0.00      2,620.27
 3   96 Y                  Granulator                   0.00      1,761.87
 3   96 Y                  Clausing Lathe               0.00      2,463.45
 3   96 Y                  Addns to MM7&8               0.00        136.86
 3   96 Y                  Mach Shop Mill               0.00      1,800.00
 3   96 Y                  Grinder                      0.00      2,933.33
 3   96 Y                  Granulator                   0.00      1,453.21
 5   96 Y                  Inj Mold Mach (120)          0.00     20,862.65
 5   96 Y                  Inj Mold Mach (121)          0.00     21,712.65
 5   96 Y                  Mold Temp Units              0.00        441.00
 5   96 Y                  Cooling Tower                0.00        206.50
 5   96 Y                  Machining Center             0.00     12,696.00
 5   96 Y                  Air Hopper Dryer             0.00        163.00
 5   96 Y                  MM10/11 Line Equip           0.00        571.00
 5   96 Y                  Barrel Cooling-MM10          0.00        795.63
 5   96 Y                  Barrel Cooling-MM11          0.00        791.26
 6   96 Y                  Mazak Lathe                  0.00     11,682.23
 6   96 Y                  Tooling - Lathe              0.00        266.24
 6   96 Y                  CM-55 Screw Extr-0009        0.00     10,064.36
 6   96 Y                  BM II Spray Cool Tank        0.00      1,782.92
 6   96 Y                  Del Optical Comparator       0.00      1,485.83
                                              ----------------------------
                                                  293,520.98    449,478.02
                                              ============================

Central CPVC Corporation
FY96 Depreciation Schedule

Account 203 - Tools, Dies & Patterns

-----------------------------------------------------------------------------------------------------------------------------------
Date            Asset #     Cost Center Description               Cost Basis    Nov        Dec       Jan       Feb       Mar
                Do not use
-----------------------------------------------------------------------------------------------------------------------------------
 4      92      3.70501E+11             Var. Tools @Thompson        6,816.00     142.00     142.00    142.00    142.00    142.00
 6      92      3.70501E+11             Tools and Molds           350,146.00   7,294.71   7,294.71  7,294.71  7,294.71  7,294.71
 7      92      3.70501E+11             Var. Machine Parts          1,455.00      30.31      30.31     30.31     30.31     30.31
 8      92      3.70501E+11             1" 90 deg elbow             7,106.00     148.04     148.04    148.04    148.04    148.04
 8      92      3.70501E+11             1" Tee                      7,682.00     160.04     160.04    160.04    160.04    160.04
 8      92      3.70501E+11             1.5" Tee                   10,136.00     211.17     211.17    211.17    211.17    211.17
 9      92      3.70002E+11             Use Tax Sept92              5,750.00     119.79     119.79    119.79    119.79    119.79
10      92      3.70501E+11             2" Tee                      8,189.00     170.60     170.60    170.60    170.60    170.60
10      92      3.70501E+11             2" cap                      5,465.00     113.85     113.85    113.85    113.85    113.85
10      92      3.70501E+11             1" Cap                      6,885.00     143.44     143.44    143.44    143.44    143.44
10      92      3.70501E+11             2" Coupling                 7,983.00     166.31     166.31    166.31    166.31    166.31
10      92      3.70501E+11             1.5" 90 deg elbow           8,787.00     183.06     183.06    183.06    183.06    183.06
10      92      3.70501E+11             Refurb 1X1X3/4 Tee          8,667.00     180.56     180.56    180.56    180.56    180.56
10      92      3.70501E+11             Refurb 3/4 Tee              7,649.00     159.35     159.35    159.35    159.35    159.35
10      92      3.70501E+11             1.5" 45 deg elbow           8,694.00     181.13     181.13    181.13    181.13    181.13
10      92      3.70501E+11             3/4" 90 deg elbow           8,898.00     185.38     185.38    185.38    185.38    185.38
10      92      3.70501E+11             1.5" cap                    7,151.00     148.98     148.98    148.98    148.98    148.98
10      92      3.70501E+11             1.5" Coupling               7,759.00     161.65     161.65    161.65    161.65    161.65
10      92      3.70501E+11             1" Coupling                12,889.00     268.52     268.52    268.52    268.52    268.52
10      92      3.70501E+11             1 1/4' 90 deg elbow         8,272.00     172.33     172.33    172.33    172.33    172.33
10      92      3.70002E+11             Use Tax Oct92               1,609.00      33.52      33.52     33.52     33.52     33.52
11      92      3.72773E+11             Refurb 1 1/4 X 1 RT         8,926.00     185.96     185.96    185.96    185.96    185.96
11      92      3.72773E+11             3/4 Coupling                8,933.00     186.10     186.10    186.10    186.10    186.10
 1      93      3.72773E+11             Refurb 1X3/4 Bushing        5,064.00     105.50     105.50    105.50    105.50    105.50
 2      93      3.01101E+11             Refurb. 1" 45 deg elbow    10,540.00     219.58     219.58    219.58    219.58    219.58
 3      93      3.70773E+11             Pipe Dies                   7,692.00     160.25     160.25    160.25    160.25    160.25
 4      93      3.72773E+11             Refurb  1-1/2X1 RT         10,328.00     215.17     215.17    215.17    215.17    215.17
 4      93      3.72773E+11             Cplg/long-short/Cores       1,666.00      34.71      34.71     34.71     34.71     34.71
 4      93      3.72773E+11             Long/Short Couplings        1,620.00      33.75      33.75     33.75     33.75     33.75
 4      93      3.72773E+11             1" Caps                     1,080.00      22.50      22.50     22.50     22.50     22.50
 4      93      3.72773E+11             Elb/Tee Cores               2,700.00      56.25      56.25     56.25     56.25     56.25
 4      93      3.72773E+11             Chr Cplg Core                 311.00       6.48       6.48      6.48      6.48      6.48
 4      93      3.72773E+11             Cplg/Elbow Long-Short       2,970.00      61.88      61.88     61.88     61.88     61.88
 4      93      3.72773E+11             Cplg/Cap/Elbow              2,700.00      56.25      56.25     56.25     56.25     56.25
 6      93      3.72773E+11             Frt- Mold Mach Parts          824.00      17.17      17.17     17.17     17.17     17.17
 6      93      3.72773E+11             Labor -Mold Modify          5,181.00     107.94     107.94    107.94    107.94    107.94
 7      93      3.72773E+11             Rework 2X1 Budh Mold        5,048.00     105.17     105.17    105.17    105.17    105.17
 7      93      3.72773E+11             Refurb 1 1/4 Cap            6,623.00     137.98     137.98    137.98    137.98    137.98
 7      93      3.72773E+11             Refurb 1 1/4 X 1           14,015.00     291.98     291.98    291.98    291.98    291.98
 7      93      3.72773E+11             NS  Car17603                1,715.00      35.73      35.73     35.73     35.73     35.73
 7      93      3.72773E+11             Refurb 1 1/4 Tee           10,147.00     211.40     211.40    211.40    211.40    211.40
 7      93      3.72773E+11             Refurb 1 1/4 X 3/4          9,101.00     189.60     189.60    189.60    189.60    189.60
 7      93      3.72773E+11             Rework 1" Elbow             1,680.00      35.00      35.00     35.00     35.00     35.00
 7      93      3.72773E+11             Rework 1 1/4 Elbow          3,049.00      63.52      63.52     63.52     63.52     63.52
 7      93      3.72773E+11             Refurb 1 1/4 Cplg           5,069.00     105.60     105.60    105.60    105.60    105.60
 7      93      3.72773E+11             Refurb 3/4 Elbow           13,797.00     287.44     287.44    287.44    287.44    287.44
 7      93      3.72773E+11             Refurb 3/4 Cap              5,494.00     114.46     114.46    114.46    114.46    114.46
 8      93      3.72773E+11             Frt Molding Mold              422.00       8.79       8.79      8.79      8.79      8.79
 8      93      3.72773E+11             Rework 1 1/4 Crs Mold       5,363.00     111.73     111.73    111.73    111.73    111.73
 8      93      3.72773E+11             Rework 4 cavity 2"         11,789.00     245.60     245.60    245.60    245.60    245.60
 8      93      3.72773E+11             Rework  2 X 1 1/2           5,208.00     108.50     108.50    108.50    108.50    108.50
 8      93      3.72773E+11             Rework 1 1/4 X 3/4          6,917.00     144.10     144.10    144.10    144.10    144.10
 8      93      3.72773E+11             Rework 2 X 1 1/4            6,598.00     137.46     137.46    137.46    137.46    137.46
 8      93      3.72773E+11             Rework 1 1/4 Elbow         12,004.00     250.08     250.08    250.08    250.08    250.08
 8      93      3.72773E+11             Rework 2" Elbow             7,249.00     151.02     151.02    151.02    151.02    151.02
 8      93      3.72773E+11             Rework  2 X  3/4            5,019.00     104.56     104.56    104.56    104.56    104.56
 8      93      3.72773E+11             Rework 2" Crs Mold          5,183.00     107.98     107.98    107.98    107.98    107.98
 8      93      3.72773E+11             Rework 11/2 Crs Mold        6,350.00     132.29     132.29    132.29    132.29    132.29
 8      93      3.72773E+11             Rework 1 1/2 X 3/4          9,337.00     194.52     194.52    194.52    194.52    194.52


----------------------------------------------------------------------------------------------------------------------------------
Date            Asset #     Cost Center Description                Apr         May     Jun       Jul     Aug      Sep      Oct
                Do not use
----------------------------------------------------------------------------------------------------------------------------------
 4      92      3.70501E+11             Var. Tools @Thompson      142.00       0.00     0.00     0.00     0.00     0.00     0.00
 6      92      3.70501E+11             Tools and Molds         7,294.71       0.00     0.00     0.00     0.00     0.00     0.00
 7      92      3.70501E+11             Var. Machine Parts         30.31       0.00     0.00     0.00     0.00     0.00     0.00
 8      92      3.70501E+11             1" 90 deg elbow           148.04       0.00     0.00     0.00     0.00     0.00     0.00
 8      92      3.70501E+11             1" Tee                    160.04       0.00     0.00     0.00     0.00     0.00     0.00
 8      92      3.70501E+11             1.5" Tee                  211.17       0.00     0.00     0.00     0.00     0.00     0.00
 9      92      3.70002E+11             Use Tax Sept92            119.79       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             2" Tee                    170.60       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             2" cap                    113.85       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1" Cap                    143.44       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             2" Coupling               166.31       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1.5" 90 deg elbow         183.06       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             Refurb 1X1X3/4 Tee        180.56       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             Refurb 3/4 Tee            159.35       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1.5" 45 deg elbow         181.13       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             3/4" 90 deg elbow         185.38       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1.5" cap                  148.98       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1.5" Coupling             161.65       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1" Coupling               268.52       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70501E+11             1 1/4' 90 deg elbow       172.33       0.00     0.00     0.00     0.00     0.00     0.00
10      92      3.70002E+11             Use Tax Oct92              33.52       0.00     0.00     0.00     0.00     0.00     0.00
11      92      3.72773E+11             Refurb 1 1/4 X 1 RT       185.96     185.96   185.96   185.96   185.96   185.96   185.96
11      92      3.72773E+11             3/4 Coupling              186.10     186.10   186.10   186.10   186.10   186.10   186.10
 1      93      3.72773E+11             Refurb 1X3/4 Bushing      105.50     105.50   105.50   105.50   105.50   105.50   105.50
 2      93      3.01101E+11             Refurb. 1" 45 deg elbow   219.58     219.58   219.58   219.58   219.58   219.58   219.58
 3      93      3.70773E+11             Pipe Dies                 160.25     160.25   160.25   160.25   160.25   160.25   160.25
 4      93      3.72773E+11             Refurb  1-1/2X1 RT        215.17     215.17   215.17   215.17   215.17   215.17   215.17
 4      93      3.72773E+11             Cplg/long-short/Cores      34.71      34.71    34.71    34.71    34.71    34.71    34.71
 4      93      3.72773E+11             Long/Short Couplings       33.75      33.75    33.75    33.75    33.75    33.75    33.75
 4      93      3.72773E+11             1" Caps                    22.50      22.50    22.50    22.50    22.50    22.50    22.50
 4      93      3.72773E+11             Elb/Tee Cores              56.25      56.25    56.25    56.25    56.25    56.25    56.25
 4      93      3.72773E+11             Chr Cplg Core               6.48       6.48     6.48     6.48     6.48     6.48     6.48
 4      93      3.72773E+11             Cplg/Elbow Long-Short      61.88      61.88    61.88    61.88    61.88    61.88    61.88
 4      93      3.72773E+11             Cplg/Cap/Elbow             56.25      56.25    56.25    56.25    56.25    56.25    56.25
 6      93      3.72773E+11             Frt- Mold Mach Parts       17.17      17.17    17.17    17.17    17.17    17.17    17.17
 6      93      3.72773E+11             Labor -Mold Modify        107.94     107.94   107.94   107.94   107.94   107.94   107.94
 7      93      3.72773E+11             Rework 2X1 Budh Mold      105.17     105.17   105.17   105.17   105.17   105.17   105.17
 7      93      3.72773E+11             Refurb 1 1/4 Cap          137.98     137.98   137.98   137.98   137.98   137.98   137.98
 7      93      3.72773E+11             Refurb 1 1/4 X 1          291.98     291.98   291.98   291.98   291.98   291.98   291.98
 7      93      3.72773E+11             NS  Car17603               35.73      35.73    35.73    35.73    35.73    35.73    35.73
 7      93      3.72773E+11             Refurb 1 1/4 Tee          211.40     211.40   211.40   211.40   211.40   211.40   211.40
 7      93      3.72773E+11             Refurb 1 1/4 X 3/4        189.60     189.60   189.60   189.60   189.60   189.60   189.60
 7      93      3.72773E+11             Rework 1" Elbow            35.00      35.00    35.00    35.00    35.00    35.00    35.00
 7      93      3.72773E+11             Rework 1 1/4 Elbow         63.52      63.52    63.52    63.52    63.52    63.52    63.52
 7      93      3.72773E+11             Refurb 1 1/4 Cplg         105.60     105.60   105.60   105.60   105.60   105.60   105.60
 7      93      3.72773E+11             Refurb 3/4 Elbow          287.44     287.44   287.44   287.44   287.44   287.44   287.44
 7      93      3.72773E+11             Refurb 3/4 Cap            114.46     114.46   114.46   114.46   114.46   114.46   114.46
 8      93      3.72773E+11             Frt Molding Mold            8.79       8.79     8.79     8.79     8.79     8.79     8.79
 8      93      3.72773E+11             Rework 1 1/4 Crs Mold     111.73     111.73   111.73   111.73   111.73   111.73   111.73
 8      93      3.72773E+11             Rework 4 cavity 2"        245.60     245.60   245.60   245.60   245.60   245.60   245.60
 8      93      3.72773E+11             Rework  2 X 1 1/2         108.50     108.50   108.50   108.50   108.50   108.50   108.50
 8      93      3.72773E+11             Rework 1 1/4 X 3/4        144.10     144.10   144.10   144.10   144.10   144.10   144.10
 8      93      3.72773E+11             Rework 2 X 1 1/4          137.46     137.46   137.46   137.46   137.46   137.46   137.46
 8      93      3.72773E+11             Rework 1 1/4 Elbow        250.08     250.08   250.08   250.08   250.08   250.08   250.08
 8      93      3.72773E+11             Rework 2" Elbow           151.02     151.02   151.02   151.02   151.02   151.02   151.02
 8      93      3.72773E+11             Rework  2 X  3/4          104.56     104.56   104.56   104.56   104.56   104.56   104.56
 8      93      3.72773E+11             Rework 2" Crs Mold        107.98     107.98   107.98   107.98   107.98   107.98   107.98
 8      93      3.72773E+11             Rework 11/2 Crs Mold      132.29     132.29   132.29   132.29   132.29   132.29   132.29
 8      93      3.72773E+11             Rework 1 1/2 X 3/4        194.52     194.52   194.52   194.52   194.52   194.52   194.52

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Deprec.      Deprec.        Deprec.
Date            Asset #     Cost Center Description                   NBV 10/31/96     Prior Yrs      1995           1996
                Do not use
----------------------------------------------------------------------------------------------------------------------------------
 4      92      3.70501E+11             Var. Tools @Thompson             0.00          4,260.00        1,704.00        852.00
 6      92      3.70501E+11             Tools and Molds                  0.00        218,841.25       87,536.50     43,768.25
 7      92      3.70501E+11             Var. Machine Parts              (0.00)           909.38          363.75        181.87
 8      92      3.70501E+11             1" 90 deg elbow                  0.00          4,441.25        1,776.50        888.25
 8      92      3.70501E+11             1" Tee                           0.00          4,801.25        1,920.50        960.25
 8      92      3.70501E+11             1.5" Tee                        (0.00)         6,335.00        2,534.00      1,267.00
 9      92      3.70002E+11             Use Tax Sept92                   0.00          3,593.75        1,437.50        718.75
10      92      3.70501E+11             2" Tee                          (0.01)         5,118.13        2,047.25      1,023.63
10      92      3.70501E+11             2" cap                          (0.01)         3,415.63        1,366.25        683.13
10      92      3.70501E+11             1" Cap                          (0.01)         4,303.13        1,721.25        860.63
10      92      3.70501E+11             2" Coupling                     (0.01)         4,989.38        1,995.75        997.88
10      92      3.70501E+11             1.5" 90 deg elbow               (0.01)         5,491.88        2,196.75      1,098.38
10      92      3.70501E+11             Refurb 1X1X3/4 Tee              (0.01)         5,416.88        2,166.75      1,083.38
10      92      3.70501E+11             Refurb 3/4 Tee                  (0.01)         4,780.63        1,912.25        956.13
10      92      3.70501E+11             1.5" 45 deg elbow                0.00          5,433.75        2,173.50      1,086.75
10      92      3.70501E+11             3/4" 90 deg elbow                0.00          5,561.25        2,224.50      1,112.25
10      92      3.70501E+11             1.5" cap                        (0.01)         4,469.38        1,787.75        893.88
10      92      3.70501E+11             1.5" Coupling                   (0.01)         4,849.38        1,939.75        969.88
10      92      3.70501E+11             1" Coupling                     (0.01)         8,055.63        3,222.25      1,611.13
10      92      3.70501E+11             1 1/4' 90 deg elbow              0.00          5,170.00        2,068.00      1,034.00
10      92      3.70002E+11             Use Tax Oct92                   (0.00)         1,005.63          402.25        201.12
11      92      3.72773E+11             Refurb 1 1/4 X 1 RT          1,115.75          3,347.25        2,231.50      2,231.50
11      92      3.72773E+11             3/4 Coupling                 1,116.62          3,349.88        2,233.25      2,233.25
 1      93      3.72773E+11             Refurb 1X3/4 Bushing           633.00          1,899.00        1,266.00      1,266.00
 2      93      3.01101E+11             Refurb. 1" 45 deg elbow      1,317.50          3,952.50        2,635.00      2,635.00
 3      93      3.70773E+11             Pipe Dies                      961.50          2,884.50        1,923.00      1,923.00
 4      93      3.72773E+11             Refurb  1-1/2X1 RT           1,291.00          3,873.00        2,582.00      2,582.00
 4      93      3.72773E+11             Cplg/long-short/Cores          208.25            624.75          416.50        416.50
 4      93      3.72773E+11             Long/Short Couplings           202.50            607.50          405.00        405.00
 4      93      3.72773E+11             1" Caps                        135.00            405.00          270.00        270.00
 4      93      3.72773E+11             Elb/Tee Cores                  337.50          1,012.50          675.00        675.00
 4      93      3.72773E+11             Chr Cplg Core                   38.87            116.63           77.75         77.75
 4      93      3.72773E+11             Cplg/Elbow Long-Short          371.25          1,113.75          742.50        742.50
 4      93      3.72773E+11             Cplg/Cap/Elbow                 337.50          1,012.50          675.00        675.00
 6      93      3.72773E+11             Frt- Mold Mach Parts           103.00            309.00          206.00        206.00
 6      93      3.72773E+11             Labor -Mold Modify             647.62          1,942.88        1,295.25      1,295.25
 7      93      3.72773E+11             Rework 2X1 Budh Mold           631.00          1,893.00        1,262.00      1,262.00
 7      93      3.72773E+11             Refurb 1 1/4 Cap               827.87          2,483.63        1,655.75      1,655.75
 7      93      3.72773E+11             Refurb 1 1/4 X 1             1,751.87          5,255.63        3,503.75      3,503.75
 7      93      3.72773E+11             NS  Car17603                   214.37            643.13          428.75        428.75
 7      93      3.72773E+11             Refurb 1 1/4 Tee             1,268.37          3,805.13        2,536.75      2,536.75
 7      93      3.72773E+11             Refurb 1 1/4 X 3/4           1,137.62          3,412.88        2,275.25      2,275.25
 7      93      3.72773E+11             Rework 1" Elbow                210.00            630.00          420.00        420.00
 7      93      3.72773E+11             Rework 1 1/4 Elbow             381.12          1,143.38          762.25        762.25
 7      93      3.72773E+11             Refurb 1 1/4 Cplg              633.62          1,900.88        1,267.25      1,267.25
 7      93      3.72773E+11             Refurb 3/4 Elbow             1,724.62          5,173.88        3,449.25      3,449.25
 7      93      3.72773E+11             Refurb 3/4 Cap                 686.75          2,060.25        1,373.50      1,373.50
 8      93      3.72773E+11             Frt Molding Mold                52.75            158.25          105.50        105.50
 8      93      3.72773E+11             Rework 1 1/4 Crs Mold          670.37          2,011.13        1,340.75      1,340.75
 8      93      3.72773E+11             Rework 4 cavity 2"           1,473.62          4,420.88        2,947.25      2,947.25
 8      93      3.72773E+11             Rework  2 X 1 1/2              651.00          1,953.00        1,302.00      1,302.00
 8      93      3.72773E+11             Rework 1 1/4 X 3/4             864.62          2,593.88        1,729.25      1,729.25
 8      93      3.72773E+11             Rework 2 X 1 1/4               824.75          2,474.25        1,649.50      1,649.50
 8      93      3.72773E+11             Rework 1 1/4 Elbow           1,500.50          4,501.50        3,001.00      3,001.00
 8      93      3.72773E+11             Rework 2" Elbow                906.12          2,718.38        1,812.25      1,812.25
 8      93      3.72773E+11             Rework  2 X  3/4               627.37          1,882.13        1,254.75      1,254.75
 8      93      3.72773E+11             Rework 2" Crs Mold             647.87          1,943.63        1,295.75      1,295.75
 8      93      3.72773E+11             Rework 11/2 Crs Mold           793.75          2,381.25        1,587.50      1,587.50
 8      93      3.72773E+11             Rework 1 1/2 X 3/4           1,167.12          3,501.38        2,334.25      2,334.25

-----------------------------------------------------------------------------------------------------------------------------------
Date            Asset #     Cost Center Description               Cost Basis        Nov        Dec       Jan        Feb         Mar
                Do not use
-----------------------------------------------------------------------------------------------------------------------------------
 9      93      3.72773E+11             Rework 1 1/2 X 1 1/4       15,162.00       315.88     315.88    315.88     315.88     315.88
 9      93      3.72773E+11             Rework 3/4 Crs Mold         7,073.00       147.35     147.35    147.35     147.35     147.35
 9      93      3.72773E+11             Rework 1" CRS Mold          6,455.00       134.48     134.48    134.48     134.48     134.48
 9      93      3.72773E+11             Rework 1 1/2 X 3/4         10,072.00       209.83     209.83    209.83     209.83     209.83
 9      93      3.72773E+11             Rework 1 1/2 X 1           14,118.00       294.13     294.13    294.13     294.13     294.13
11      93      3.72773E+11             Brass Ext Plugs               203.00         4.23       4.23      4.23       4.23       4.23
12      93      3.70993E+11             Misc. Tool Parts              778.00        16.21      16.21     16.21      16.21      16.21
 1      94      3.70773E+11             Caliper - Digimatic           667.00        13.90      13.90     13.90      13.90      13.90
 1      94      3.70773E+11             Misc. Radius Cutters           26.00         0.54       0.54      0.54       0.54       0.54
 1      94      3.72773E+11             Misc. Pins, Screws, Bush      613.00        12.77      12.77     12.77      12.77      12.77
 1      94      3.70773E+11             Misc. Radius Cutters           87.00         1.81       1.81      1.81       1.81       1.81
 1      94      3.70773E+11             Serrated Clamp                 30.00         0.63       0.63      0.63       0.63       0.63
 1      94      3.70773E+11             Plates - Mold Base          3,512.00        73.17      73.17     73.17      73.17      73.17
 1      94      3.01773E+11             Mold - 2" Reducing Tee      1,809.00        37.69      37.69     37.69      37.69      37.69
 1      94      3.70773E+11             20 Milling Inserts            340.00         7.08       7.08      7.08       7.08       7.08
 1      94      3.01773E+11             Design CPVC molds             891.00        18.56      18.56     18.56      18.56      18.56
 2      94      3.72773E+11             Tool Material - New Pipe      283.00         5.90       5.90      5.90       5.90       5.90
 2      94      3.72773E+11             Tool Material - New Pipe      681.00        14.19      14.19     14.19      14.19      14.19
 2      94      3.72773E+11             Ground Mold Plates            281.00         5.85       5.85      5.85       5.85       5.85
 2      94      3.01773E+11             SS Bars- Mold Cores         1,604.00        33.42      33.42     33.42      33.42      33.42
 2      94      3.72773E+11             Tool Material - New Pipe    1,644.00        34.25      34.25     34.25      34.25      34.25
 2      94      3.70773E+11             Bars - Mold Cores             516.00        10.75      10.75     10.75      10.75      10.75
 2      94      3.72773E+11             Mold Mach Mods              4,444.00        92.58      92.58     92.58      92.58      92.58
 4      94      3.70773E+11             Frt - tools                    81.00         1.69       1.69      1.69       1.69       1.69
 5      94      3.72773E+11             Mold Plates                 6,622.00       137.96     137.96    137.96     137.96     137.96
 5      94      3.01101E+11             429 Retainer Rings            206.00         4.29       4.29      4.29       4.29       4.29
 5      94      3.72773E+11             Mold Plates                   406.00         8.46       8.46      8.46       8.46       8.46
 5      94      3.72773E+11             Spec Mold Plate             1,648.00        34.33      34.33     34.33      34.33      34.33
 5      94      3.72773E+11             Spec Mold Plate             1,283.00        26.73      26.73     26.73      26.73      26.73
 5      94      3.72773E+11             Pillow Blocks                 933.00        19.44      19.44     19.44      19.44      19.44
 6      94      3.01101E+11             420 Retainer Rings            481.00        10.02      10.02     10.02      10.02      10.02
 6      94      3.70773E+11             Jaw Chuck - 8"              2,531.00        52.73      52.73     52.73      52.73      52.73
 7      94      3.70773E+11             Various Steel Tools         1,819.00        37.90      37.90     37.90      37.90      37.90
 9      94      3.72773E+11             Sine Plateau                1,900.00        39.58      39.58     39.58      39.58      39.58
 9      94      3.72773E+11             Tools                       1,325.00        27.60      27.60     27.60      27.60      27.60
 9      94      3.72773E+11             Various Tools               1,209.00        25.19      25.19     25.19      25.19      25.19
11      94      3.70773E+11             Hook Up Inj Mold Mach       2,326.00        48.46      48.46     48.46      48.46      48.46
 1      95      3.70773E+11             Parts - tools               2,730.00        56.88      56.88     56.88      56.88      56.88
 1      95      3.72773E+11             Mold Bases                  4,358.00        90.79      90.79     90.79      90.79      90.79
 2      95      3.70773E+11             Mold Plate                  1,040.00        21.67      21.67     21.67      21.67      21.67
 2      95      3.70773E+11             Blazemaster Molds           1,000.00        20.83      20.83     20.83      20.83      20.83
 3      95      3.72773E+11             Extrusion Pin               1,281.00        26.69      26.69     26.69      26.69      26.69
 6      95      3.70773E+11             360Fc Brass Rod Hex           442.00         9.21       9.21      9.21       9.21       9.21
 6      95      3.70773E+11             Support Collar              1,040.00        21.67      21.67     21.67      21.67      21.67
 6      95      3.70773E+11             O-Rings                       117.00         2.44       2.44      2.44       2.44       2.44
 6      95      3.70773E+11             O-Rings                        52.00         1.08       1.08      1.08       1.08       1.08
 6      95      3.70773E+11             954 Alum Bronze               454.00         9.46       9.46      9.46       9.46       9.46
 6      95      3.70773E+11             954 Alum Bronze               255.00         5.31       5.31      5.31       5.31       5.31
 6      95      3.70773E+11             954 Alum Bronze               587.00        12.23      12.23     12.23      12.23      12.23
 6      95      3.70773E+11             303 CD Ann Bars               409.00         8.52       8.52      8.52       8.52       8.52
 6      95      3.70773E+11             0-100f, 8-14um, ds=50       1,002.00        20.88      20.88     20.88      20.88      20.88
 7      95      3.70773E+11             DT Prof Service             1,819.00        37.90      37.90     37.90      37.90      37.90
 7      95      3.70773E+11             Maxell Tooling Alloy          305.00         6.35       6.35      6.35       6.35       6.35
 7      95      3.70773E+11             Various Tools               2,880.00        60.00      60.00     60.00      60.00      60.00
 7      95      3.70773E+11             Maxell Tooling Alloy          276.00         5.75       5.75      5.75       5.75       5.75
 7      95      3.70773E+11             Nudie V RTA                   105.00         2.19       2.19      2.19       2.19       2.19
 7      95      3.70773E+11             Rigid Support Collars         200.00         4.17       4.17      4.17       4.17       4.17
 7      95      3.70773E+11             Rigid Support Collars         100.00         2.08       2.08      2.08       2.08       2.08
 8      95      3.70773E+11             Stainless Tubing              210.00         4.38       4.38      4.38       4.38       4.38
 8      95      3.70773E+11             Various Tools               2,551.00        53.15      53.15     53.15      53.15      53.15
 8      95      3.70773E+11             SS Flat Plate                 451.00         9.40       9.40      9.40       9.40       9.40
 8      95      3.70773E+11             Various wrenches              820.00        17.08      17.08     17.08      17.08      17.08
 8      95      3.70773E+11             17-4 Bar Sol Ann              392.00         8.17       8.17      8.17       8.17       8.17
 8      95      3.70773E+11             Brass Pipe                     97.00         2.02       2.02      2.02       2.02       2.02
 8      95      3.70773E+11             CSM 420XL                     248.00         5.17       5.17      5.17       5.17       5.17
 9      95      3.70773E+11             Extinguisher Right Purch   32,244.00       671.75     671.75    671.75     671.75     671.75
 1      96                              Southland Precision        10,514.00                            219.04     219.04     219.04
 9      96                              Capitalized Tooling       101,118.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  988,856.00    18,275.50  18,275.50 18,275.50  18,275.50  18,275.50
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Date            Asset #     Cost Center Description                   Apr         May     Jun       Jul      Aug      Sep      Oct
                Do not use
------------------------------------------------------------------------------------------------------------------------------------
 9      93      3.72773E+11             Rework 1 1/2 X 1 1/4         315.88      315.88   315.88   315.88   315.88   315.88   315.88
 9      93      3.72773E+11             Rework 3/4 Crs Mold          147.35      147.35   147.35   147.35   147.35   147.35   147.35
 9      93      3.72773E+11             Rework 1" CRS Mold           134.48      134.48   134.48   134.48   134.48   134.48   134.48
 9      93      3.72773E+11             Rework 1 1/2 X 3/4           209.83      209.83   209.83   209.83   209.83   209.83   209.83
 9      93      3.72773E+11             Rework 1 1/2 X 1             294.13      294.13   294.13   294.13   294.13   294.13   294.13
11      93      3.72773E+11             Brass Ext Plugs                4.23        4.23     4.23     4.23     4.23     4.23     4.23
12      93      3.70993E+11             Misc. Tool Parts              16.21       16.21    16.21    16.21    16.21    16.21    16.21
 1      94      3.70773E+11             Caliper - Digimatic           13.90       13.90    13.90    13.90    13.90    13.90    13.90
 1      94      3.70773E+11             Misc. Radius Cutters           0.54        0.54     0.54     0.54     0.54     0.54     0.54
 1      94      3.72773E+11             Misc. Pins, Screws, Bush      12.77       12.77    12.77    12.77    12.77    12.77    12.77
 1      94      3.70773E+11             Misc. Radius Cutters           1.81        1.81     1.81     1.81     1.81     1.81     1.81
 1      94      3.70773E+11             Serrated Clamp                 0.63        0.63     0.63     0.63     0.63     0.63     0.63
 1      94      3.70773E+11             Plates - Mold Base            73.17       73.17    73.17    73.17    73.17    73.17    73.17
 1      94      3.01773E+11             Mold - 2" Reducing Tee        37.69       37.69    37.69    37.69    37.69    37.69    37.69
 1      94      3.70773E+11             20 Milling Inserts             7.08        7.08     7.08     7.08     7.08     7.08     7.08
 1      94      3.01773E+11             Design CPVC molds             18.56       18.56    18.56    18.56    18.56    18.56    18.56
 2      94      3.72773E+11             Tool Material - New Pipe       5.90        5.90     5.90     5.90     5.90     5.90     5.90
 2      94      3.72773E+11             Tool Material - New Pipe      14.19       14.19    14.19    14.19    14.19    14.19    14.19
 2      94      3.72773E+11             Ground Mold Plates             5.85        5.85     5.85     5.85     5.85     5.85     5.85
 2      94      3.01773E+11             SS Bars- Mold Cores           33.42       33.42    33.42    33.42    33.42    33.42    33.42
 2      94      3.72773E+11             Tool Material - New Pipe      34.25       34.25    34.25    34.25    34.25    34.25    34.25
 2      94      3.70773E+11             Bars - Mold Cores             10.75       10.75    10.75    10.75    10.75    10.75    10.75
 2      94      3.72773E+11             Mold Mach Mods                92.58       92.58    92.58    92.58    92.58    92.58    92.58
 4      94      3.70773E+11             Frt - tools                    1.69        1.69     1.69     1.69     1.69     1.69     1.69
 5      94      3.72773E+11             Mold Plates                  137.96      137.96   137.96   137.96   137.96   137.96   137.96
 5      94      3.01101E+11             429 Retainer Rings             4.29        4.29     4.29     4.29     4.29     4.29     4.29
 5      94      3.72773E+11             Mold Plates                    8.46        8.46     8.46     8.46     8.46     8.46     8.46
 5      94      3.72773E+11             Spec Mold Plate               34.33       34.33    34.33    34.33    34.33    34.33    34.33
 5      94      3.72773E+11             Spec Mold Plate               26.73       26.73    26.73    26.73    26.73    26.73    26.73
 5      94      3.72773E+11             Pillow Blocks                 19.44       19.44    19.44    19.44    19.44    19.44    19.44
 6      94      3.01101E+11             420 Retainer Rings            10.02       10.02    10.02    10.02    10.02    10.02    10.02
 6      94      3.70773E+11             Jaw Chuck - 8"                52.73       52.73    52.73    52.73    52.73    52.73    52.73
 7      94      3.70773E+11             Various Steel Tools           37.90       37.90    37.90    37.90    37.90    37.90    37.90
 9      94      3.72773E+11             Sine Plateau                  39.58       39.58    39.58    39.58    39.58    39.58    39.58
 9      94      3.72773E+11             Tools                         27.60       27.60    27.60    27.60    27.60    27.60    27.60
 9      94      3.72773E+11             Various Tools                 25.19       25.19    25.19    25.19    25.19    25.19    25.19
11      94      3.70773E+11             Hook Up Inj Mold Mach         48.46       48.46    48.46    48.46    48.46    48.46    48.46
 1      95      3.70773E+11             Parts - tools                 56.88       56.88    56.88    56.88    56.88    56.88    56.88
 1      95      3.72773E+11             Mold Bases                    90.79       90.79    90.79    90.79    90.79    90.79    90.79
 2      95      3.70773E+11             Mold Plate                    21.67       21.67    21.67    21.67    21.67    21.67    21.67
 2      95      3.70773E+11             Blazemaster Molds             20.83       20.83    20.83    20.83    20.83    20.83    20.83
 3      95      3.72773E+11             Extrusion Pin                 26.69       26.69    26.69    26.69    26.69    26.69    26.69
 6      95      3.70773E+11             360Fc Brass Rod Hex            9.21        9.21     9.21     9.21     9.21     9.21     9.21
 6      95      3.70773E+11             Support Collar                21.67       21.67    21.67    21.67    21.67    21.67    21.67
 6      95      3.70773E+11             O-Rings                        2.44        2.44     2.44     2.44     2.44     2.44     2.44
 6      95      3.70773E+11             O-Rings                        1.08        1.08     1.08     1.08     1.08     1.08     1.08
 6      95      3.70773E+11             954 Alum Bronze                9.46        9.46     9.46     9.46     9.46     9.46     9.46
 6      95      3.70773E+11             954 Alum Bronze                5.31        5.31     5.31     5.31     5.31     5.31     5.31
 6      95      3.70773E+11             954 Alum Bronze               12.23       12.23    12.23    12.23    12.23    12.23    12.23
 6      95      3.70773E+11             303 CD Ann Bars                8.52        8.52     8.52     8.52     8.52     8.52     8.52
 6      95      3.70773E+11             0-100f, 8-14um, ds=50         20.88       20.88    20.88    20.88    20.88    20.88    20.88
 7      95      3.70773E+11             DT Prof Service               37.90       37.90    37.90    37.90    37.90    37.90    37.90
 7      95      3.70773E+11             Maxell Tooling Alloy           6.35        6.35     6.35     6.35     6.35     6.35     6.35
 7      95      3.70773E+11             Various Tools                 60.00       60.00    60.00    60.00    60.00    60.00    60.00
 7      95      3.70773E+11             Maxell Tooling Alloy           5.75        5.75     5.75     5.75     5.75     5.75     5.75
 7      95      3.70773E+11             Nudie V RTA                    2.19        2.19     2.19     2.19     2.19     2.19     2.19
 7      95      3.70773E+11             Rigid Support Collars          4.17        4.17     4.17     4.17     4.17     4.17     4.17
 7      95      3.70773E+11             Rigid Support Collars          2.08        2.08     2.08     2.08     2.08     2.08     2.08
 8      95      3.70773E+11             Stainless Tubing               4.38        4.38     4.38     4.38     4.38     4.38     4.38
 8      95      3.70773E+11             Various Tools                 53.15       53.15    53.15    53.15    53.15    53.15    53.15
 8      95      3.70773E+11             SS Flat Plate                  9.40        9.40     9.40     9.40     9.40     9.40     9.40
 8      95      3.70773E+11             Various wrenches              17.08       17.08    17.08    17.08    17.08    17.08    17.08
 8      95      3.70773E+11             17-4 Bar Sol Ann               8.17        8.17     8.17     8.17     8.17     8.17     8.17
 8      95      3.70773E+11             Brass Pipe                     2.02        2.02     2.02     2.02     2.02     2.02     2.02
 8      95      3.70773E+11             CSM 420XL                      5.17        5.17     5.17     5.17     5.17     5.17     5.17
 9      95      3.70773E+11             Extinguisher Right Purch     671.75      671.75   671.75   671.75   671.75   671.75   671.75
 1      96                              Southland Precision          219.04      219.04   219.04   219.04   219.04   219.04   219.04
 9      96                              Capitalized Tooling                                                        2,106.63 2,106.63
------------------------------------------------------------------------------------------------------------------------------------

                                                                  18,275.50    7,900.75 7,900.75 7,900.75 7,900.75 7,900.75 7,900.75
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Deprec.      Deprec.      Deprec.
Date            Asset #     Cost Center Description                   NBV 10/31/96    Prior Yrs       1995         1996
                Do not use
----------------------------------------------------------------------------------------------------------------------------------
 9      93      3.72773E+11             Rework 1 1/2 X 1 1/4            1,895.25      5,685.75      3,790.50      3,790.50
 9      93      3.72773E+11             Rework 3/4 Crs Mold               884.12      2,652.38      1,768.25      1,768.25
 9      93      3.72773E+11             Rework 1" CRS Mold                806.87      2,420.63      1,613.75      1,613.75
 9      93      3.72773E+11             Rework 1 1/2 X 3/4              1,259.00      3,777.00      2,518.00      2,518.00
 9      93      3.72773E+11             Rework 1 1/2 X 1                1,764.75      5,294.25      3,529.50      3,529.50
11      93      3.72773E+11             Brass Ext Plugs                    76.12         25.38         50.75         50.75
12      93      3.70993E+11             Misc. Tool Parts                  291.75         97.25        194.50        194.50
 1      94      3.70773E+11             Caliper - Digimatic               250.12         83.38        166.75        166.75
 1      94      3.70773E+11             Misc. Radius Cutters                9.75          3.25          6.50          6.50
 1      94      3.72773E+11             Misc. Pins, Screws, Bush          229.87         76.63        153.25        153.25
 1      94      3.70773E+11             Misc. Radius Cutters               32.62         10.88         21.75         21.75
 1      94      3.70773E+11             Serrated Clamp                     11.25          3.75          7.50          7.50
 1      94      3.70773E+11             Plates - Mold Base              1,317.00        439.00        878.00        878.00
 1      94      3.01773E+11             Mold - 2" Reducing Tee            678.37        226.13        452.25        452.25
 1      94      3.70773E+11             20 Milling Inserts                127.50         42.50         85.00         85.00
 1      94      3.01773E+11             Design CPVC molds                 334.12        111.38        222.75        222.75
 2      94      3.72773E+11             Tool Material - New Pipe          106.12         35.38         70.75         70.75
 2      94      3.72773E+11             Tool Material - New Pipe          255.37         85.13        170.25        170.25
 2      94      3.72773E+11             Ground Mold Plates                105.37         35.13         70.25         70.25
 2      94      3.01773E+11             SS Bars- Mold Cores               601.50        200.50        401.00        401.00
 2      94      3.72773E+11             Tool Material - New Pipe          616.50        205.50        411.00        411.00
 2      94      3.70773E+11             Bars - Mold Cores                 193.50         64.50        129.00        129.00
 2      94      3.72773E+11             Mold Mach Mods                  1,666.50        555.50      1,111.00      1,111.00
 4      94      3.70773E+11             Frt - tools                        30.37         10.13         20.25         20.25
 5      94      3.72773E+11             Mold Plates                     2,483.25        827.75      1,655.50      1,655.50
 5      94      3.01101E+11             429 Retainer Rings                 77.25         25.75         51.50         51.50
 5      94      3.72773E+11             Mold Plates                       152.25         50.75        101.50        101.50
 5      94      3.72773E+11             Spec Mold Plate                   618.00        206.00        412.00        412.00
 5      94      3.72773E+11             Spec Mold Plate                   481.12        160.38        320.75        320.75
 5      94      3.72773E+11             Pillow Blocks                     349.87        116.63        233.25        233.25
 6      94      3.01101E+11             420 Retainer Rings                180.37         60.13        120.25        120.25
 6      94      3.70773E+11             Jaw Chuck - 8"                    949.12        316.38        632.75        632.75
 7      94      3.70773E+11             Various Steel Tools               682.12        227.38        454.75        454.75
 9      94      3.72773E+11             Sine Plateau                      712.50        237.50        475.00        475.00
 9      94      3.72773E+11             Tools                             496.87        165.63        331.25        331.25
 9      94      3.72773E+11             Various Tools                     453.37        151.13        302.25        302.25
11      94      3.70773E+11             Hook Up Inj Mold Mach           1,163.00                      581.50        581.50
 1      95      3.70773E+11             Parts - tools                   1,478.75                      568.75        682.50
 1      95      3.72773E+11             Mold Bases                      2,360.58          0.00        907.92      1,089.50
 2      95      3.70773E+11             Mold Plate                        585.00                      195.00        260.00
 2      95      3.70773E+11             Blazemaster Molds                 562.50                      187.50        250.00
 3      95      3.72773E+11             Extrusion Pin                     747.25          0.00        213.50        320.25
 6      95      3.70773E+11             360Fc Brass Rod Hex               285.46                       46.04        110.50
 6      95      3.70773E+11             Support Collar                    671.67                      108.33        260.00
 6      95      3.70773E+11             O-Rings                            75.56                       12.19         29.25
 6      95      3.70773E+11             O-Rings                            33.58                        5.42         13.00
 6      95      3.70773E+11             954 Alum Bronze                   293.21                       47.29        113.50
 6      95      3.70773E+11             954 Alum Bronze                   164.69                       26.56         63.75
 6      95      3.70773E+11             954 Alum Bronze                   379.10                       61.15        146.75
 6      95      3.70773E+11             303 CD Ann Bars                   264.15                       42.60        102.25
 6      95      3.70773E+11             0-100f, 8-14um, ds=50             647.12                      104.38        250.50
 7      95      3.70773E+11             DT Prof Service                 1,212.67                      151.58        454.75
 7      95      3.70773E+11             Maxell Tooling Alloy              203.33                       25.42         76.25
 7      95      3.70773E+11             Various Tools                   1,920.00                      240.00        720.00
 7      95      3.70773E+11             Maxell Tooling Alloy              184.00                       23.00         69.00
 7      95      3.70773E+11             Nudie V RTA                        70.00                        8.75         26.25
 7      95      3.70773E+11             Rigid Support Collars             133.33                       16.67         50.00
 7      95      3.70773E+11             Rigid Support Collars              66.67                        8.33         25.00
 8      95      3.70773E+11             Stainless Tubing                  144.37                       13.13         52.50
 8      95      3.70773E+11             Various Tools                   1,753.81                      159.44        637.75
 8      95      3.70773E+11             SS Flat Plate                     310.06                       28.19        112.75
 8      95      3.70773E+11             Various wrenches                  563.75                       51.25        205.00
 8      95      3.70773E+11             17-4 Bar Sol Ann                  269.50                       24.50         98.00
 8      95      3.70773E+11             Brass Pipe                         66.69                        6.06         24.25
 8      95      3.70773E+11             CSM 420XL                         170.50                       15.50         62.00
 9      95      3.70773E+11             Extinguisher Right Purch       22,839.50                    1,343.50      8,061.00
 1      96                              Southland Precision             8,323.58                                  2,190.42
 9      96                              Capitalized Tooling            96,904.75                                  4,213.25
----------------------------------------------------------------------------------------------------------------------------

                                                                     194,491.77     421,321.37    209,581.69    163,461.17
----------------------------------------------------------------------------------------------------------------------------

Central CPVC  Corp
Central CPVC Corp.
FY96 Depreciation Schedule
Account 205 -  Furniture and Fixtures


Mo.   Yr    Asset #   Cost Center   Description               Cost Basis     Nov     Dec     Jan     Feb     Mar     Apr     May
            Do not use                                             0.00      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 4    93    5.72002E+11           Storage Racks                1,150.00     13.69   13.69   13.69   13.69   13.69   13.69   13.69
 1    94    5.70773E+11           Drafting Table                 339.00      4.04    4.04    4.04    4.04    4.04    4.04    4.04
 3    94    5.72773E+11           3 Kenn Workstations            776.00      9.24    9.24    9.24    9.24    9.24    9.24    9.24
 4    94    5.72773E+11           3 Ergo Workstations            318.00      3.79    3.79    3.79    3.79    3.79    3.79    3.79
 4    94    5.72773E+11           Mold Racks                  13,310.00    158.45  158.45  158.45  158.45  158.45  158.45  158.45
 5    94    5.72773E+11           Frt - Beams & Deck             975.00     11.61   11.61   11.61   11.61   11.61   11.61   11.61
 6    94    5.70773E+11           Workbench                      505.00      6.01    6.01    6.01    6.01    6.01    6.01    6.01
 6    94    5.72773E+11           Mold Racks                     292.00      3.48    3.48    3.48    3.48    3.48    3.48    3.48
 6    94    5.72773E+11           Pallet Rack                    600.00      7.14    7.14    7.14    7.14    7.14    7.14    7.14
 7    94    5.70773E+11           Work Station - Ergon           111.00      1.32    1.32    1.32    1.32    1.32    1.32    1.32
 7    94    5.72773E+11           Printer - Tharo              2,772.00     33.00   33.00   33.00   33.00   33.00   33.00   33.00
 7    94    5.72773E+11           2 Workstations                 644.00      7.67    7.67    7.67    7.67    7.67    7.67    7.67
 8    94    5.70773E+11           Storage Cabinet                595.00      7.08    7.08    7.08    7.08    7.08    7.08    7.08
 9    94    5.70773E+11           Office Furniture               565.00      6.73    6.73    6.73    6.73    6.73    6.73    6.73
11    94    5.70773E+11           Blueprint Machine            1,641.00     27.35   27.35   27.35   27.35   27.35   27.35   27.35
11    94    5.70773E+11           Desk, Files, Chairs          1,656.00     27.60   27.60   27.60   27.60   27.60   27.60   27.60
 2    95    5.70002E+11           Bookcase, File, Chair        1,500.00     25.00   25.00   25.00   25.00   25.00   25.00   25.00
 3    95    5.70773E+11           File-Flat 5 Drawer             632.00     10.53   10.53   10.53   10.53   10.53   10.53   10.53
 3    95    5.72773E+11           Hyd Hand Truck                 977.00     16.28   16.28   16.28   16.28   16.28   16.28   16.28
 4    95    5.72702E+11           5 Chairs - gray                875.00     14.58   14.58   14.58   14.58   14.58   14.58   14.58
 4    95    5.72701E+11           Copier-Toshiba 8510          1,500.00     25.00   25.00   25.00   25.00   25.00   25.00   25.00
12    95    x                     Fax-Toshiba 651              1,999.00      0.00   33.32   33.32   33.32   33.32   33.32   33.32
12    95    x                     MSI-Telephone Sys.             473.85      0.00    7.90    7.90    7.90    7.90    7.90    7.90
12    95    x                     MSI-Phone Cables               500.00      0.00    8.33    8.33    8.33    8.33    8.33    8.33
12    95    x                     MSI-Infinite DVXII Phone     6,393.00      0.00  106.55  106.55  106.55  106.55  106.55  106.55
 1    96    x                     Shelvings-Bay Area           3,605.60      0.00    0.00   60.09   60.09   60.09   60.09   60.09
 3    96    x                     Storage Bins-Yellow          1,702.32      0.00    0.00    0.00    0.00   28.37   28.37   28.37
 4    96    x                     Work Station                 2,066.50      0.00    0.00    0.00    0.00    0.00   34.44   34.44
 5    96    x                     MSI-Telephone set              441.01      0.00    0.00    0.00    0.00    0.00    0.00    7.35
 6    96    x                     Work Stations                3,863.00      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 6    96    x                     Work Stations                3,863.00      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 6    96    x                     Chairs -8Nos.                1,252.80      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 6    96    x                     Chairs-2Nos.                   259.20      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 7    96    x                     Computer Cabinet               983.06      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 7    96    x                     Reed's Office                   54.00
 7    96                          MSI-Telephone Set              315.15      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 7    96                          MSI-Telephone Set-3pcs       1,091.25      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 7    96                          System Night Bell              209.94      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 7    96    Y                     Furniture - Eng office       2,061.80      0.00    0.00    0.00    0.00    0.00    0.00    0.00
 9    96    Y                     Work Stations                4,214.58      0.00    0.00    0.00    0.00    0.00    0.00    0.00
                                                              -----------  ------- ------- ------- ------- ------- ------- -------
                                                              67,082.06    419.59  575.69  635.78  635.78  664.15  698.59  705.94
                                                              ===========  ======= ======= ======= ======= ======= ======= =======

Mo.     Yr      Asset #    Cost Center     Description             Jun       Jul       Aug       Sep       Oct       NBV 10/31/96
                Do not use                                           0.00      0.00      0.00      0.00      0.00           0.00
 4      93      5.72002E+11             Storage Racks               13.69     13.69     13.69     13.69      13.69        575.00
 1      94      5.70773E+11             Drafting Table               4.04      4.04      4.04      4.04       4.04        217.93
 3      94      5.72773E+11             3 Kenn Workstations          9.24      9.24      9.24      9.24       9.24        498.86
 4      94      5.72773E+11             3 Ergo Workstations          3.79      3.79      3.79      3.79       3.79        204.43
 4      94      5.72773E+11             Mold Racks                 158.45    158.45    158.45    158.45     158.45      8,556.43
 5      94      5.72773E+11             Frt - Beams & Deck          11.61     11.61     11.61     11.61      11.61        626.79
 6      94      5.70773E+11             Workbench                    6.01      6.01      6.01      6.01       6.01        324.64
 6      94      5.72773E+11             Mold Racks                   3.48      3.48      3.48      3.48       3.48        187.71
 6      94      5.72773E+11             Pallet Rack                  7.14      7.14      7.14      7.14       7.14        385.71
 7      94      5.70773E+11             Work Station - Ergon         1.32      0.50      0.00      0.00       0.00         (0.00)
 7      94      5.72773E+11             Printer - Tharo             33.00     33.00     33.00     33.00      33.00      2,162.14
 7      94      5.72773E+11             2 Workstations               7.67      7.67      7.67      7.67       7.67        110.00
 8      94      5.70773E+11             Storage Cabinet              7.08      7.08      7.08      7.08       7.08        382.50
 9      94      5.70773E+11             Office Furniture             6.73      6.73      6.73      6.73       6.73        363.21
11      94      5.70773E+11             Blueprint Machine           27.35     27.35     27.35     27.35      27.35        984.60
11      94      5.70773E+11            Desk, Files, Chairs          27.60     27.60     27.60     27.60      27.60        993.60
 2      95      5.70002E+11             Bookcase, File, Chair       25.00     25.00     25.00     25.00      25.00        975.00
 3      95      5.70773E+11             File-Flat 5 Drawer          10.53     10.53     10.53     10.53      10.53        421.33
 3      95      5.72773E+11             Hyd Hand Truck              16.28     16.28     16.28     16.28      16.28        651.33
 4      95      5.72702E+11             5 Chairs - gray             14.58     14.58     14.58     14.58      14.58        597.92
 4      95      5.72701E+11             Copier-Toshiba 8510         25.00     25.00     25.00     25.00      25.00      1,025.00
12      95      x                       Fax-Toshiba 651             33.32     33.32     33.32     33.32      33.32      1,632.52
12      95      x                       MSI-Telephone Sys.           7.90      7.90      7.90      7.90       7.90        386.98
12      95      x                       MSI-Phone Cables             8.33      8.33      8.33      8.33       8.33        408.33
12      95      x                       MSI-Infinite DVXII Phone   106.55    106.55    106.55    106.55     106.55      5,220.95
 1      96      x                       Shelvings-Bay Area          60.09     60.09     60.09     60.09      60.09      3,004.67
 3      96      x                       Storage Bins-Yellow         28.37     28.37     28.37     28.37      28.37      1,475.34
 4      96      x                       Work Station                34.44     34.44     34.44     34.44      34.44      1,825.41
 5      96      x                       MSI-Telephone set            7.35      7.35      7.35      7.35       7.35        396.91
 6      96      x                       Work Stations               64.38     64.38     64.38     64.38      64.38      3,541.08
 6      96      x                       Work Stations               64.38     64.38     64.38     64.38      64.38      3,541.08
 6      96      x                       Chairs -8Nos.               20.88     20.88     20.88     20.88      20.88      1,148.40
 6      96      x                       Chairs-2Nos.                 4.32      4.32      4.32      4.32       4.32        237.60
 7      96      x                       Computer Cabinet             0.00     16.38     16.38     16.38      16.38        917.52
 7      96      x                       Reed's Office                          0.90      0.90      0.90       0.90         50.40
 7      96                              MSI-Telephone Set            0.00      5.25      5.25      5.25       5.25        294.14
 7      96                              MSI-Telephone Set-3pcs       0.00     18.19     18.19     18.19      18.19      1,018.50
 7      96                              System Night Bell            0.00      3.50      3.50      3.50       3.50        195.94
 7      96      Y                       Furniture - Eng office       0.00     34.36     34.36     34.36      34.36      1,924.35
 9      96      Y                       Work Stations                0.00      0.00      0.00     70.24      70.24      4,074.09
                                                                  --------  --------  -------- --------  ---------    ----------
                                                                   859.91    937.67    937.17  1,007.42   1,007.42     51,538.36
                                                                  ========  ========  ======== ========   ========     =========


                                                                         Deprec.     Deprec       Deprec
Mo.     Yr      Asset #    Cost Center     Description                 Prior Yrs   10/31/95      10/31/96

                Do not use                                                            0.00          0.00
 4      93      5.72002E+11              Storage Racks                  246.43      164.29        164.29
 1      94      5.70773E+11              Drafting Table                  24.21       48.43         48.43
 3      94      5.72773E+11              3 Kenn Workstations             55.43      110.86        110.86
 4      94      5.72773E+11              3 Ergo Workstations             22.71       45.43         45.43
 4      94      5.72773E+11              Mold Racks                     950.71    1,901.43      1,901.43
 5      94      5.72773E+11              Frt - Beams & Deck              69.64      139.29        139.29
 6      94      5.70773E+11              Workbench                       36.07       72.14         72.14
 6      94      5.72773E+11              Mold Racks                      20.86       41.71         41.71
 6      94      5.72773E+11              Pallet Rack                     42.86       85.71         85.71
 7      94      5.70773E+11              Work Station - Ergon             7.93       92.00         11.07
 7      94      5.72773E+11              Printer - Tharo                198.00       15.86        396.00
 7      94      5.72773E+11              2 Workstations                  46.00      396.00         92.00
 8      94      5.70773E+11              Storage Cabinet                 42.50       85.00         85.00
 9      94      5.70773E+11              Office Furniture                40.36       80.71         80.71
11      94      5.70773E+11              Blueprint Machine                          328.20        328.20
11      94      5.70773E+11              Desk, Files, Chairs                        331.20        331.20
 2      95      5.70002E+11              Bookcase, File, Chair                      225.00        300.00
 3      95      5.70773E+11              File-Flat 5 Drawer                          84.27        126.40
 3      95      5.72773E+11              Hyd Hand Truck                             130.27        195.40
 4      95      5.72702E+11              5 Chairs - gray                            102.08        175.00
 4      95      5.72701E+11              Copier-Toshiba 8510                        175.00        300.00
12      95      x                        Fax-Toshiba 651                                          366.48
12      95      x                        MSI-Telephone Sys.                                        86.87
12      95      x                        MSI-Phone Cables                                          91.67
12      95      x                        MSI-Infinite DVXII Phone                               1,172.05
 1      96      x                        Shelvings-Bay Area                                       600.93
 3      96      x                        Storage Bins-Yellow                                      226.98
 4      96      x                        Work Station                                             241.09
 5      96      x                        MSI-Telephone set                                         44.10
 6      96      x                        Work Stations                                            321.92
 6      96      x                        Work Stations                                            321.92
 6      96      x                        Chairs -8Nos.                                            104.40
 6      96      x                        Chairs-2Nos.                                              21.60
 7      96      x                        Computer Cabinet                                          65.54
 7      96      x                        Reed's Office                                              3.60
 7      96                               MSI-Telephone Set                                         21.01
 7      96                               MSI-Telephone Set-3pcs                                    72.75
 7      96                               System Night Bell                                         14.00
 7      96      Y                        Furniture - Eng office                                   137.45
 9      96      Y                        Work Stations                                            140.49
                                                                       --------   --------      --------
                                                                       1,803.71   4,654.87      9,085.11
                                                                       ========   ========      ========

Central CPV
FY95 Depreciation Schedule                  Useful Life = 3 Years or **7 Years
Account 207 - Systems Equipment

Mo.      Yr      Asset #      Cost Cen      Description               Cost Basis           Nov         Dec         Jan       Feb
 6      93        7E+11                     Custom Config Kit          1,160.00          13.81       13.81       13.81     13.81
 9      93      7.7E+11                     3D V5.51 Upgrade          11,853.00         141.11      141.11      141.11    141.11
 3      94      7.7E+11                     Exec 4876 PC               2,375.00          28.27       28.27       28.27     28.27
 4      94      7.7E+11                     Terminal-3486                825.00           9.82        9.82        9.82      9.82
 9      94      7.7E+11                     CAD Invty Trsfer           2,894.00          34.45       34.45       34.45     34.45
 9      94      7.7E+11                     Word Proc-Smith              280.00           3.33        3.33        3.33      3.33
10      94      7.7E+11                     Contr. Interface           5,333.00          63.49       63.49       63.49     63.49
11      94      7.7E+11                     Plotter-Calcomp            5,130.00         142.50      142.50      142.50    142.50
 1      95      7.7E+11                     2 Pentium66 PCs            7,428.00           0.00        0.00      206.33    206.33
 3      95      7.7E+11                     Mass Med Card              2,141.00           0.00        0.00        0.00      0.00
 5      95      7.7E+11                     Var Comp Equip               850.00           0.00        0.00        0.00      0.00
 7      95      7.7E+11                     CTC 486/66 PC              2,145.00           0.00        0.00        0.00      0.00


                Do not use                                                 0.00           0.00        0.00        0.00      0.00
                                                                      42,414.00         436.79      436.79      643.12    643.12




Mo.      Yr      Asset #      Cost Cen      Description              Mar        Apr       May        Jun        July        Aug
 6      93        7E+11                     Custom Config Kit      13.81      13.81     13.81       13.81      13.81      13.81
 9      93      7.7E+11                     3D V5.51 Upgrade      141.11     141.11    141.11      141.11     141.11     141.11
 3      94      7.7E+11                     Exec 4876 PC           28.27      28.27     28.27       28.27      28.27      28.27
 4      94      7.7E+11                     Terminal-3486           9.82       9.82      9.82        9.82       9.82       9.82
 9      94      7.7E+11                     CAD Invty Trsfer       34.45      34.45     34.45       34.45      34.45      34.45
 9      94      7.7E+11                     Word Proc-Smith         3.33       3.33      3.33        3.33       3.33       3.33
10      94      7.7E+11                     Contr. Interface       63.49      63.49     63.49       63.49      63.49      63.49
11      94      7.7E+11                     Plotter-Calcomp       142.50     142.50    142.50      142.50     142.50     142.50
 1      95      7.7E+11                     2 Pentium66 PCs       206.33     206.33    206.33      206.33     206.33     206.33
 3      95      7.7E+11                     Mass Med Card          59.47      59.47     59.47       59.47      59.47      59.47
 5      95      7.7E+11                     Var Comp Equip          0.00       0.00     23.61       23.61      23.61      23.61
 7      95      7.7E+11                     CTC 486/66 PC           0.00       0.00      0.00        0.00       0.00      59.58


                Do not use                                          0.00       0.00      0.00        0.00       0.00       0.00
                                                                  702.59     702.59    726.20      726.20     726.20     785.79



                                                                                                          Deprec       Acc Deprec
Mo.      Yr      Asset #      Cost Cen      Description             Sep         Oct    BV 10/31/95     Prior yrs.        10/31/95
 6      93        7E+11                     Custom Config Kit     13.81       13.81        745.72        248.57           165.71
 9      93      7.7E+11                     3D V5.51 Upgrade     141.11      141.11      7,619.78      2,539.93         1,693.29
 3      94      7.7E+11                     Exec 4876 PC          28.27       28.27      1,866.07        169.64           339.29
 4      94      7.7E+11                     Terminal-3486          9.82        9.82        707.14                         117.86
 9      94      7.7E+11                     CAD Invty Trsfer      34.45       34.45      2,273.86        206.71           413.43
 9      94      7.7E+11                     Word Proc-Smith        3.33        3.33        220.00         20.00            40.00
10      94      7.7E+11                     Contr. Interface      63.49       63.49      4,190.21        380.93           761.86
11      94      7.7E+11                     Plotter-Calcomp      142.50      142.50      3,420.00                       1,710.00
 1      95      7.7E+11                     2 Pentium66 PCs      206.33      206.33      5,364.67                       2,063.33
 3      95      7.7E+11                     Mass Med Card         59.47       59.47      1,665.22                         475.78
 5      95      7.7E+11                     Var Comp Equip        23.61       23.61        708.33                         141.67
 7      95      7.7E+11                     CTC 486/66 PC         59.58       59.58      1,966.25                         178.75
                                                                                             0.00                           0.00
                                                                                             0.00                           0.00
                Do not use                                         0.00        0.00          0.00                           0.00
                                                                 785.79      785.79     30,747.26      3,565.78         8,100.96

                              SCHEDULE 6.2(A)(ii)

                                  Indebtedness

All items disclosed in the October 31, 1995 financial statements included with Form 10-K and the notes thereto, as well as the following (certain of which may be included in such financial statements and notes).

     Company                                                   12-17-96         Maturity
     Limit            Description          Lender              Balance          Date
     -------          -----------          ------              --------         --------
1.  $20,000,000      Line of Credit       CoreStates          $18,116,000      on going
2.   10,000,000      Line of Credit       First Union          10,000,000      on going
3.    5,000,000      Line of Credit       Brown Brothers        5,000,000      on going
4.    5,000,000      Term Note            CoreStates            1,000,000      07-01-97
5.    7,275,000      Term Note            Central ESOP          6,913,000      10-31-07
6.    1,100,000      Mortgage Loan        CoreStates              384,896      02-01-02
7.   10,000,000      Term Loan            First Union           7,333,334      04-01-04
8.   10,000,000      Term Loan            CoreStates            7,500,000      03-01-04
9.      688,000      Mortgage Loan        CoreStates            1,670,800      08-01-06
10.  11,750,000      L/C - IRB            F. Union/CoreSt.     10,450,000      11-01-15

Central CPVC Corp.

1.  $ 2,000,000      Demand Note          CoreStates          $ 1,182,530      Demand

Spraysafe Ltd:

1.  $ 2,624,500      Line of Credit       Nat'l Westminster     2,624,500      on going
2.    1,110,000      Term Note            RoyalBank             1,110,000      7 years
                                           on Scotland

                                   Guarantees

All items disclosed in the October 31, 1995 financial statements included with Form 1 O-K and the notes thereto, as well as the following (certain of which may be included in such financial statements and notes).

     Company                                              Obligation           Maturity
     Limit            Beneficiary         Balance         Guaranteed           Date
    ---------         -----------         -------         ----------           ---------
1.   $13,339         FuSan Mach. Co.     13,339          Letter of Credit     1-31-97
2.    35,924         Yong An Valve       35,924          Letter of Credit     1-31-97

Corp.

1. All debt of Spraysafe, Company, Central Castings, Central CPVC as well as Warehouse Leases, Auto Leases of subsidiaries.

                              SCHEDULE 6.2(a)(ii)

                                      Liens

All items disclosed in the October 31, 1995 financial statements included with Form 1-OK and the notes thereto, as well as the following (certain of which may be included in such financial statements)

      Company
      -------
1 .   Mortgage Lien - CoreStates     Security Interest on
                                     451 North Cannon Avenue
                                     Lansdale, PA

      Mortgage Lien - CoreStates     Security Interest on
                                     2nd & Towamencin Avenues
                                     Lansdale, PA

2. All Warehouse Leases - lien upon property held at warehouse (does not include following)

3.    All Auto Leases - lien upon autos under lease

4.    All Auto Loans - lien upon autos subject to loan

5. Lien of First Union Bank, National Association ("Fidelity") in and to any property, credits, securities or monies in the possession of Fidelity from time to time, as provided in Section 6.02 of the Term Loan Agreement dated as of April 15, 1994.


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                                  SCHEDULE 6.6.                  000's omitted

15. Commitments and Contingent Liabilities:

Agreements and Contracts

         The Company is a party to patent licensing agreements to manufacture and sell certain types of sprinkler devices. Under the terms of the agreements, the Company is required to pay a royalty on net commissioned sales (as defined in the agreements) of the licensed product during the terms of the patents. The expense under these agreements was $323,000 $417 and $380 for the years ended October 31, 1996, 1995 and 1994, respectively.

         The Company has employment contracts with certain officers under which their employment could not be terminated without five years prior notice. The Company also has various purchase commitments for materials, supplies, machinery and equipment incident to the ordinary conduct of business. Such commitments are not at prices in excess of current market.

         The Company, in the normal course of business, is party to various claims and lawsuits with regard to its products and other matters. Management believes that the ultimate resolution of these matters will not have a material impact on the Company's financial position.

         The Company has made certain commitments to build a Company owned manufacturing facility for CPVC pipe and fittings components in Huntsville, Alabama. It is expected that the capital expenditures for this facility and equipment will aggregate $7,500 and will be financed by a long-term IRB. Capital expenditures incurred in fiscal 1996 amounted to $1,300 and are expected to be $2,200 in fiscal 1997 and $4,000 in fiscal 1998. These commitments are for buildings and various machinery and equipment. As of October 31, 1996, the open commitments relating to this facility were approximately $6.2 million in fiscal 1997 and 1998. It is expected that a portion of the facility will be completed and in operation in fiscal 1997. A second phase will be additional building, machinery and

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                                  Exhibit "A"

A copy of the Construction Contract was previously delivered to the Lender.